Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939

OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

DEUTSCHE BANK TRUST COMPANY AMERICAS

(formerly BANKERS TRUST COMPANY)

(Exact name of trustee as specified in its charter)

NEW YORK	13-4941247
(Jurisdiction of Incorporation or	(I.R.S. Employer
organization if not a U.S. national bank)	Identification no.)

60 WALL STREET
NEW YORK, NEW YORK	10005
(Address of principal executive offices)	(Zip Code)

Deutsche Bank Trust Company Americas

Attention: Mirko Mieth

Legal Department

1 Columbus Circle, 19th Floor

New York, New York 10019

(212) 250 – 1663

(Name, address and telephone number of agent for service)

NIKE, INC.

(Exact name of obligor as specified in its charter)

Oregon	93-0584541
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

One Bowerman Drive
Beaverton, Oregon	97005-6453
(Address of principal executive offices)	(Zip code)

Debt Securities

(Title of the Indenture securities)

Item 1. General Information.

Furnish the following information as to the trustee.

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Federal Reserve Bank (2nd District)	New York, NY
Federal Deposit Insurance Corporation	Washington, D.C.
New York State Banking Department	Albany, NY

(b)	Whether it is authorized to exercise corporate trust powers.
Yes.

Item 2. Affiliations with Obligor.

If the obligor is an affiliate of the Trustee, describe each such affiliation.

None.

Item 3. -15. Not Applicable

Item 16. List of Exhibits.

Exhibit 1 -	Restated Organization Certificate of Bankers Trust Company dated August 31, 1998; Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated September 25, 1998; Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated December 18, 1998;Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated September 3, 1999; and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated March 14, 2002, incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 2 -	Certificate of Authority to commence business, incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 3 -	Authorization of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 4 -	A copy of existing By-Laws of Deutsche Bank Trust Company Americas, dated April 29, 2021, incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 333-262943.

Exhibit 5 -	Not applicable.

Exhibit 6 -	Consent of Bankers Trust Company required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 7 -	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8 -	Not Applicable.

Exhibit 9 -	Not Applicable.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Deutsche Bank Trust Company Americas, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on this 12th day of July, 2022.

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Irina Golovashchuk
Name: Irina Golovashchuk
Title: Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS

00623

New York, NY 10019

Board of Governors of the Federal Reserve System	OMB Number 7100-0036
Federal Deposit Insurance Corporation	OMB Number 3064-0052
Office of the Comptroller of the Currency	OMB Number 1557-0081
Approval expires December 31, 2024
Page 1 of 87

Federal Financial Institutions Examination Council

Consolidated Reports of Condition and Income for a Bank with Domestic Offices Only—FFIEC 041

Report at the close of business March 31, 2022

This report is required by law: 12 U.S.C. § 324 (State member banks); 12 U.S.C. §1817 (State nonmember banks); 12 U.S.C. §161 (National banks); and 12 U.S.C. §1464 (Savings associations).

Unless the context indicates otherwise, the term “bank” in this report form refers to both banks and savings associations.

20220331
(RCON 9999)

This report form is to be filed by banks with domestic offices only and total consolidated assets of less than $100 billion, except those banks that file the FFIEC 051, and those banks that are advanced approaches institutions for regulatory capital purposes that are required to file the FFIEC 031.

NOTE: Each bank’s board of directors and senior management are responsible for establishing and maintaining an effective system of internal control, including controls over the Reports of Condition and Income. The Reports of Condition and Income are to be prepared in accordance with federal regulatory authority instructions. The Reports of Condition and Income must be signed by the Chief Financial Officer (CFO) of the reporting bank (or by the individual performing an equivalent function) and attested to by not less than two directors (trustees) for state nonmember banks and three directors for state member banks, national banks, and savings associations.

I, the undersigned CFO (or equivalent) of the named bank, attest that the Reports of Condition and Income (including the supporting

Signature of Chief Financial Officer (or Equivalent)
4/30/2022
Date of Signature

schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct to the best of my knowledge and belief.

We, the undersigned directors (trustees), attest to the correctness of the Reports of Condition and Income (including the supporting schedules) for this report date and declare that the Reports of Condition and Income have been examined by us and to the best of our knowledge and belief have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct.

Director (Trustee)

Director (Trustee)

Director (Trustee)

Submission of Reports

Each bank must file its Reports of Condition and Income (Call Report) data by either:

(a)

Using computer software to prepare its Call Report and then submitting the report data directly to the FFIEC’s Central Data Repository (CDR), an Internet-based system for data collection (https://cdr.ffiec.gov/cdr/), or

(b)

Completing its Call Report in paper form and arranging with a software vendor or another party to convert the data into the electronic format that can be processed by the CDR. The software vendor or other party then must electronically submit the bank’s data file to the CDR.

For technical assistance with submissions to the CDR, please contact the CDR Help Desk by telephone at (888) CDR-3111, by fax at (703) 774-3946, or by e-mail at cdr.help@cdr.ffiec.gov.

FDIC Certificate Number	623
(RSSD 9050)

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach your bank’s completed signature page (or a photocopy or a computer generated version of this page) to the hard-copy record of the data file submitted to the CDR that your bank must place in its files.

The appearance of your bank’s hard-copy record of the submitted data file need not match exactly the appearance of the FFIEC’s sample report forms, but should show at least the caption of each Call Report item and the reported amount.

DEUTSCHE BANK TRUST COMPANY AMERICAS
Legal Title of Bank (RSSD 9017)

New York
City (RSSD 9130)

NY	10019
State Abbreviation (RSSD 9200)	Zip Code (RSSD 9220)

Legal Entity Identifier (LEI)
8EWQ2UQKS07AKK8ANH81
(Report only if your institution already has an LEI.) (RCON 9224)

The estimated average burden associated with this information collection is 55.53 hours per respondent and is expected to vary by institution, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent’s activities. A Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of information, unless it displays a currently valid OMB control number. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, DC 20503, and to one of the following: Secretary, Board of Governors of the Federal Reserve System, 20th and C Streets, NW, Washington, DC 20551; Legislative and Regulatory Analysis Division, Office of the Comptroller of the Currency, Washington, DC 20219; Assistant Executive Secretary, Federal Deposit Insurance Corporation, Washington, DC 20429.

03/2022

06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 2 of 87

Consolidated Reports of Condition and Income for a Bank

with Domestic Offices Only

Table of Contents

Signature Page	1

Contact Information	3, 4

Report of Income
Schedule RI—Income Statement	RI-1, 2, 3, 4
Schedule RI-A—Changes in Bank Equity Capital	RI-5
Schedule RI-B—Charge-offs and Recoveries on
Loans and Leases and Changes in Allowances for Credit Losses
Part I. Charge-offs and Recoveries on Loans and Leases	RI-6, 7
Part II. Changes in Allowances for Credit Losses	RI-8
Schedule RI-C—Disaggregated Data on the Allowance for Loan and Lease Losses (to be completed only by selected banks)
Part I. Disaggregated Data on the Allowance for Loan and Lease Losses	RI-9
Part II. Disaggregated Data on the Allowances for Credit Losses	RI-10
Schedule RI-E—Explanations	RI-11, 12

Report of Condition
Schedule RC—Balance Sheet	RC-1, 2
Schedule RC-A—Cash and Balances Due from Depository Institutions (to be completed only by selected banks)	RC-3
Schedule RC-B—Securities	RC-3, 4, 5, 6, 7
Schedule RC-C—Loans and Lease Financing Receivables:
Part I. Loans and Leases	RC-8, 9, 10, 11, 12, 13
Part II. Loans to Small Businesses and Small Farms	RC-14,15
Schedule RC-D—Trading Assets and Liabilities (to be completed only by selected banks)	RC-16

Schedule RC-E—Deposit Liabilities	RC-17, 18, 19
Schedule RC-F—Other Assets	RC-20
Schedule RC-G—Other Liabilities	RC-20
Schedule RC-K—Quarterly Averages	RC-21, 22
Schedule RC-L—Derivatives and Off-Balance-Sheet Items	RC-23, 24, 25, 26
Schedule RC-M—Memoranda	RC-27, 28, 29, 30
Schedule RC-N—Past Due and Nonaccrual Loans, Leases, and Other Assets	RC-31, 32, 33, 34, 35
Schedule RC-O—Other Data for Deposit Insurance Assessments	RC-36, 37, 38, 39, 40, 41
Schedule RC-P—1–4 Family Residential Mortgage Banking Activities (to be completed only by selected banks)	RC-42
Schedule RC-Q—Assets and Liabilities Measured at Fair Value on a Recurring Basis (to be completed only by selected banks)	RC-43, 44, 45
Schedule RC-R—Regulatory Capital:
Part I. Regulatory Capital Components and Ratios	RC-46, 47, 48, 49
Part II. Risk-Weighted Assets	RC-50, 51, 52, 53, 54, 55, 56, 57, 58, 59, 60, 61, 62, 63
Schedule RC-S—Servicing, Securitization, and Asset Sale Activities	RC-64, 65
Schedule RC-T—Fiduciary and Related Services	RC-66, 67, 68, 69
Schedule RC-V—Variable Interest Entities	RC-70
Optional Narrative Statement Concerning the Amounts Reported in the Consolidated Reports of Condition and Income	RC-71

For information or assistance, national banks, state nonmember banks, and savings associations should contact the FDIC’s Data Collection and Analysis Section, 550 17th Street, NW, Washington, DC 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern Time. State member banks should contact their Federal Reserve District Bank.

06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 3 of 87

Contact Information for the Reports of Condition and Income

To facilitate communication between the Agencies and the bank concerning the Reports of Condition and Income, please provide contact information for (1) the Chief Financial Officer (or equivalent) of the bank signing the reports for this quarter, and (2) the person at the bank —other than the Chief Financial Officer (or equivalent) — to whom questions about the reports should be directed. If the Chief Financial Officer (or equivalent) is the primary contact for questions about the reports, please provide contact information for another person at the bank who will serve as a secondary contact for communications between the Agencies and the bank concerning the Reports of Condition and Income. Enter “none” for the contact’s e-mail address or fax number if not available. Contact information for the Reports of Condition and Income is for the confidential use of the Agencies and will not be released to the public.

Chief Financial Officer (or Equivalent)

Signing the Reports

Mona Nag
Name (TEXT C490)

CFO
Title (TEXT C491)

mona.nag@db.com
E-mail Address (TEXT C492)

212-250-0302
Area Code / Phone Number / Extension (TEXT C493)

212-797-5376
Area Code / FAX Number (TEXT C494)

Other Person to Whom Questions about the Reports Should be Directed

Scott Iacono
Name (TEXT C495)

Director
Title (TEXT C496)

Scott.Iacono@db.com
E-mail Address (TEXT 4086)

212-250-8948
Area Code / Phone Number / Extension (TEXT 8902)

212-797-5376
Area Code / FAX Number (TEXT 9116)

Chief Executive Officer Contact Information

This information is being requested so the Agencies can distribute notifications about policy initiatives, deposit insurance assessments, and other matters directly to the Chief Executive Officers of reporting institutions. Notifications about other matters may include emergency notifications that may or may not also be sent to the institution’s emergency contacts listed below. Please provide contact information for the Chief Executive Officer of the reporting institution. Enter “none” for the Chief Executive Officer’s e-mail address or fax number if not available. Chief Executive Officer contact information is for the confidential use of the Agencies and will not be released to the public.

Chief Executive Officer

Arjun Nagarkatti
Name (TEXT FT42)

arjun.nagarkatti@db.com
E-mail Address (TEXT FT44)

212-250-2677
Area Code / Phone Number / Extension (TEXT FT43)

646-403-3306
Area Code / FAX Number (TEXT FT45)

Emergency Contact Information

This information is being requested so the Agencies can distribute critical, time-sensitive information to emergency contacts at banks. Please provide primary contact information for a senior official of the bank who has decision-making authority. Also provide information for a secondary contact if available. Enter “none” for the contact’s e-mail address or fax number if not available. Emergency contact information is for the confidential use of the Agencies and will not be released to the public.

Primary Contact

Vincent Porta
Name (TEXT C366)

COO
Title (TEXT C367)

Arjun.Nagarkatti@db.com
E-mail Address (TEXT C368)

212-250-2677
Area Code / Phone Number / Extension (TEXT C369)

646-867-1835
Area Code / FAX Number (TEXT C370)

Secondary Contact

Kristen Ciccimarra
Name (TEXT C371)

Director
Title (TEXT C372)

Kristen.Ciccimarra@db.com
E-mail Address (TEXT C373)

212-250-3051
Area Code / Phone Number / Extension (TEXT C374)

212-553-2456
Area Code / FAX Number (TEXT C375)

06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 4 of 87

USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information

This information is being requested to identify points-of-contact who are in charge of your bank’s USA PATRIOT Act Section 314(a) information requests. Bank personnel listed could be contacted by law enforcement officers or the Financial Crimes Enforcement Network (FinCEN) for additional information related to specific Section 314(a) search requests or other anti-terrorist financing and anti-money-laundering matters. Communications sent by FinCEN to the bank for purposes other than Section 314(a) notifications will state the intended purpose and should be directed to the appropriate bank personnel for review. Any disclosure of customer records to law enforcement officers or FinCEN must be done in compliance with applicable law, including the Right to Financial Privacy Act (12 U.S.C. 3401 et seq.).

Please provide information for a primary and secondary contact. Information for a third and fourth contact may be provided at the bank’s option. Enter “none” for the contact’s e-mail address if not available. This contact information is for the confidential use of the Agencies, FinCEN, and law enforcement officers and will not be released to the public.

Primary Contact

Aaron Wolf
Name (TEXT C437)

Managing Director
Title (TEXT C438)

Aaron.Wolf@db.com
E-mail Address (TEXT C439)

212-250-1530
Area Code / Phone Number / Extension (TEXT C440)

Secondary Contact

Jeffrey Harwin
Name (TEXT C442)

Managing Director
Title (TEXT C443)

Jeffrey.Harwin@db.com
E-mail Address (TEXT C444)

212-250-7106
Area Code / Phone Number / Extension (TEXT C445)

Third Contact

Hatton Hillin
Name (TEXT C870)

Assistant Vice President
Title (TEXT C871)

Hatton.Hillin@db.com
E-mail Address (TEXT C872)

904-520-5106
Area Code / Phone Number / Extension (TEXT C873)

Fourth Contact

Kyle Pandorf
Name (TEXT C875)

Vice President
Title (TEXT C876)

Kyle.Pandorf@db.com
E-mail Address (TEXT C877)

904-645-4811
Area Code / Phone Number / Extension (TEXT C878)

06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 5 of 87
RI-1

Consolidated Report of Income

for the period January 1, 2022–March 31, 2022

Schedule RI—Income Statement

Dollar Amounts in Thousands			RIAD	Amount
1. Interest income:
a. Interest and fee income on loans:
(1) Loans secured by real estate:
(a) Loans secured by 1–4 family residential properties			4435	12,000	1.a.	(1)(a)
(b) All other loans secured by real estate			4436	17,000	1.a.	(1)(b)
(2) Commercial and industrial loans			4012	8,000	1.a.	(2)
(3) Loans to individuals for household, family, and other personal expenditures:
(a) Credit cards			B485	0	1.a.	(3)(a)
(b) Other (includes revolving credit plans other than credit cards, automobile loans, and other consumer loans)			B486	2,000	1.a.	(3)(b)
(4) Not applicable
(5) All other loans (1)			4058	24,000	1.a.	(5)

(6) Total interest and fee income on loans (sum of items 1.a.(1)(a) through 1.a.(5))			4010	63,000	1.a.	(6)

b. Income from lease financing receivables			4065	0	1.b.
c. Interest income on balances due from depository institutions (2)			4115	10,000	1.c.
d. Interest and dividend income on securities:
(1) U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)			B488	1,000	1.d.	(1)
(2) Mortgage-backed securities			B489	0	1.d.	(2)
(3) All other securities (includes securities issued by states and political subdivisions in the U.S.)			4060	0	1.d.	(3)
e. Not applicable
f. Interest income on federal funds sold and securities purchased under agreements to resell			4020	3,000	1.f.
g. Other interest income			4518	1,000	1.g.

h. Total interest income (sum of items 1.a.(6) through 1.g)			4107	78,000	1.h.

2. Interest expense:
a. Interest on deposits:
(1) Transaction accounts (interest-bearing demand deposits, NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)			4508	1,000	2.a.	(1)
(2) Nontransaction accounts:
(a) Savings deposits (includes MMDAs)			0093	2,000	2.a.	(2)(a)
(b) Time deposits of $250,000 or less			HK03	0	2.a.	(2)(b)
(c) Time deposits of more than $250,000			HK04	0	2.a.	(2)(c)
b. Expense of federal funds purchased and securities sold under agreements to repurchase			4180	0	2.b.
c. Interest on trading liabilities and other borrowed money			4185	0	2.c.
d. Interest on subordinated notes and debentures			4200	0	2.d.

e. Total interest expense (sum of items 2.a through 2.d)			4073	3,000	2.e.

3. Net interest income (item 1.h minus 2.e)	4074	75,000			3.
4. Provision for loan and lease losses (3)	JJ33	0			4.

1.

Includes interest and fee income on “Loans to depository institutions and acceptances of other banks,” “Loans to finance agricultural production and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Loans to nondepository financial institutions and other loans.”

2.	Includes interest income on time certificates of deposit not held for trading.
3.

Institutions that have adopted ASU 2016-13 should report in item 4 the provisions for credit losses on all financial assets and off-balance-sheet credit exposures that fall within the scope of the standard.

03/2022

06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 6 of 87
RI-2

Schedule RI—Continued

			Year-to-date
Dollar Amounts in Thousands			RIAD	Amount
5. Noninterest income:
a. Income from fiduciary activities (1)			4070	69,000	5.a.
b. Service charges on deposit accounts			4080	38,000	5.b.
c. Trading revenue (2)			A220	0	5.c.
d. Income from securities-related and insurance activities:
(1) Fees and commissions from securities brokerage			C886	0	5.d.	(1)
(2) Investment banking, advisory, and underwriting fees and commissions			C888	0	5.d.	(2)
(3) Fees and commissions from annuity sales			C887	0	5.d.	(3)
(4) Underwriting income from insurance and reinsurance activities			C386	0	5.d.	(4)
(5) Income from other insurance activities			C387	0	5.d.	(5)
e. Venture capital revenue			B491	0	5.e.
f. Net servicing fees			B492	0	5.f.
g. Net securitization income			B493	0	5.g.
h. Not applicable
i. Net gains (losses) on sales of loans and leases			5416	0	5.i.
j. Net gains (losses) on sales of other real estate owned			5415	0	5.j.
k. Net gains (losses) on sales of other assets (3)			B496	0	5.k.

l. Other noninterest income*			B497	(37,000)	5.l.

m. Total noninterest income (sum of items 5.a through 5.l)	4079	70,000			5.m.

6. a. Realized gains (losses) on held-to-maturity securities	3521	0			6.a.
b. Realized gains (losses) on available-for-sale debt securities	3196	0			6.b.
7. Noninterest expense:
a. Salaries and employee benefits			4135	36,000	7.a.
b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)			4217	7,000	7.b.
c. (1) Goodwill impairment losses			C216	0	7.c.	(1)
(2) Amortization expense and impairment losses for other intangible assets			C232	1,000	7.c.	(2)

d. Other noninterest expense*			4092	144,000	7.d.

e. Total noninterest expense (sum of items 7.a through 7.d)	4093	188,000			7.e.

8. a. Income (loss) before change in net unrealized holding gains (losses) on equity securities not held for trading, applicable income taxes, and discontinued operations (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e)	HT69	(43,000)			8.a.
b. Change in net unrealized holding gains (losses) on equity securities not held for trading (4)	HT70	0			8.b
c. Income (loss) before applicable income taxes and discontinued operations (sum of items 8.a and 8.b)	4301	(43,000)			8.c.
9. Applicable income taxes (on item 8.c)	4302	(10,000)			9.
10. Income (loss) before discontinued operations (item 8.c minus item 9)	4300	(33,000)			10.
11. Discontinued operations, net of applicable income taxes*	FT28	0			11.
12. Net income (loss) attributable to bank and noncontrolling (minority) interests (sum of items 10 and 11)	G104	(33,000)			12.
13. LESS: Net income (loss) attributable to noncontrolling (minority) interests (if net income, report as a positive value; if net loss, report as a negative value)	G103	0			13.
14. Net income (loss) attributable to bank (item 12 minus item 13)	4340	(33,000)			14.

*	Describe on Schedule RI-E—Explanations.
1.	For banks required to complete Schedule RC-T, items 14 through 22, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC-T, item 22.
2.	For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c, must equal the sum of Memorandum items 8.a through 8.e.
3.	Exclude net gains (losses) on sales of trading assets and held-to-maturity and available-for-sale debt securities.
4.

Item 8.b is to be completed by all institutions. See the instructions for this item and the Glossary entry for “Securities Activities” for further detail on accounting for investments in equity securities.

06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 7 of 87
RI-3

Schedule RI—Continued

Memoranda

	Year-to-date
Dollar Amounts in Thousands	RIAD	Amount
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes	4513		0	M.1.
Memorandum item 2 is to be completed by banks with $1 billion or more in total assets (1)
2. Income from the sale and servicing of mutual funds and annuities (included in Schedule RI, item 8)	8431		0	M.2.
3. Income on tax-exempt loans and leases to states and political subdivisions in the U.S. (included in Schedule RI, items 1.a and 1.b)	4313		0	M.3.
4. Income on tax-exempt securities issued by states and political subdivisions in the U.S. (included in Schedule RI, item 1.d.(3))	4507		0	M.4.
			Number
5. Number of full-time equivalent employees at end of current period (round to nearest whole number)	4150		426	M.5.
Memorandum item 6 is to be completed by: (1)
• banks with $300 million or more in total assets, and
• banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, Part I, item 3) exceeding 5 percent of total loans
			Amount
6. Interest and fee income on loans to finance agricultural production and other loans to farmers (included in Schedule RI, item 1.a.(5))	4024		0	M.6.
7. If the reporting institution has applied push down accounting this calendar year, report the date of the institution’s acquisition (see instructions) (2)	RIAD		Date
8. Not applicable	9106		00000000	M.7.
Memorandum items 9.a and 9.b are to be completed by banks with $10 billion or more in total assets. (1)
9. Net gains (losses) recognized in earnings on credit derivatives that economically hedge credit exposures held outside the trading account:
			Amount
a. Net gains (losses) on credit derivatives held for trading	C889		0	M.9.a.
b. Net gains (losses) on credit derivatives held for purposes other than trading	C890		0	M.9.b.
Memorandum item 10 is to be completed by banks with $300 million or more in total assets. (1)
10. Credit losses on derivatives (see instructions)	A251		0	M.10.
11. Does the reporting bank have a Subchapter S election in effect for federal income tax purposes for the current tax year?	RIAD	Yes	No
	A530		x	M.11.
Memorandum item 12 is to be completed by banks that are required to complete Schedule RC-C, Part I, Memorandum items 8.b and 8.c. and is to be completed semiannually in the June and December reports only.
12. Noncash income from negative amortization on closed-end loans secured by 1–4 family residential properties (included in Schedule RI, item 1.a.(1)(a))	F228		NA	M.12.

1.	The asset-size tests and the 5 percent of total loans test are based on the total assets and total loans reported on the June 30, 2021, Report of Condition.
2.	Report the date in YYYYMMDD format. For example, a bank acquired on March 1, 2022, would report 20220301.

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DEUTSCHE BANK TRUST COMPANY AMERICAS
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New York, NY 10019

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RI-4

Schedule RI—Continued

Memoranda—Continued

Dollar Amounts in Thousands	Year-to-date
	RIAD	Amount
Memorandum item 13 is to be completed by banks that have elected to account for assets and liabilities under a fair value option.
13. Net gains (losses) recognized in earnings on assets and liabilities that are reported at fair value under a fair value option:
a. Net gains (losses) on assets	F551	0	M.13.a.
(1) Estimated net gains (losses) on loans attributable to changes in instrument-specific credit risk	F552	0	M.13.a.	(1)
b. Net gains (losses) on liabilities	F553	0	M.13.b.
(1) Estimated net gains (losses) on liabilities attributable to changes in instrument-specific credit risk	F554	0	M.13.b.	(1)
14. Other-than-temporary impairment losses on held-to-maturity and available-for-sale debt securities recognized in earnings (included in Schedule RI, items 6.a and 6.b) (1)	J321	NA	M.14.
Memorandum item 15 is to be completed by institutions with $1 billion or more in total assets (2) that answered “Yes” to Schedule RC-E, Memorandum item 5.
15. Components of service charges on deposit accounts (sum of Memorandum items 15.a through 15.d must equal Schedule RI, item 5.b):

a.   Consumer overdraft-related service charges levied on those transaction account and nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use

	H032	NA	M.15.a.

b.  Consumer account periodic maintenance charges levied on those transaction account and nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use

	H033	NA	M.15.b.

c.   Consumer customer automated teller machine (ATM) fees levied on those transaction account and nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use

	H034	NA	M.15.c.
d. All other service charges on deposit accounts	H035	NA	M.15.d.

1.	Memorandum item 14 is to be completed only by institutions that have not adopted ASU 2016-13.
2.	The $1 billion asset-size test is based on the total assets reported on the June 30, 2021, Report of Condition.

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RI-5

Schedule RI-A—Changes in Bank Equity Capital

Dollar Amounts in Thousands	RIAD	Amount
1. Total bank equity capital most recently reported for the December 31, 2021, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	3217	9,334,000	1.
2. Cumulative effect of changes in accounting principles and corrections of material accounting errors*	B507	0	2.
3. Balance end of previous calendar year as restated (sum of items 1 and 2)	B508	9,334,000	3.
4. Net income (loss) attributable to bank (must equal Schedule RI, item 14)	4340	(33,000)	4.
5. Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)	B509	1,000	5.
6. Treasury stock transactions, net	B510	0	6.
7. Changes incident to business combinations, net	4356	0	7.
8. LESS: Cash dividends declared on preferred stock	4470	0	8.
9. LESS: Cash dividends declared on common stock	4460	0	9.
10. Other comprehensive income (1)	B511	(22,000)	10.
11. Other transactions with stockholders (including a parent holding company)* (not included in items 5, 6, 8, or 9 above)	4415	0	11.
12. Total bank equity capital end of current period (sum of items 3 through 11) (must equal Schedule RC, item 27.a)	3210	9,280,000	12.

*	Describe on Schedule RI-E—Explanations.
1.

Includes, but is not limited to, changes in net unrealized holding gains (losses) on available-for-sale debt securities, changes in accumulated net gains (losses) on cash flow hedges, and pension and other postretirement plan-related changes other than net periodic benefit cost.

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DEUTSCHE BANK TRUST COMPANY AMERICAS
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New York, NY 10019

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RI-6

Schedule RI-B—Charge-offs and Recoveries on Loans and Leases and Changes in Allowances for Credit Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I includes charge-offs and recoveries through the allocated transfer risk reserve.	(Column A) Charge-offs (1)			(Column B) Recoveries
	Calendar Year-to-date
Dollar Amounts in Thousands	RIAD	Amount	RIAD	Amount
1. Loans secured by real estate:
a. Construction, land development, and other land loans:
(1) 1–4 family residential construction loans	C891	0	C892	0	1.a.(1)
(2) Other construction loans and all land development and other land loans	C893	0	C894	0	1.a.(2)
b. Secured by farmland	3584	0	3585	0	1.b.
c. Secured by 1–4 family residential properties:
(1) Revolving, open-end loans secured by 1–4 family residential properties and extended under lines of credit	5411	0	5412	0	1.c.(1)
(2) Closed-end loans secured by 1–4 family residential properties:
(a) Secured by first liens	C234	0	C217	1,000	1.c.(2)(a)
(b) Secured by junior liens	C235	0	C218	0	1.c.(2)(b)
d. Secured by multifamily (5 or more) residential properties	3588	0	3589	0	1.d.
e. Secured by nonfarm nonresidential properties:
(1) Loans secured by owner-occupied nonfarm nonresidential properties	C895	0	C896	0	1.e.(1)
(2) Loans secured by other nonfarm nonresidential properties	C897	0	C898	0	1.e.(2)
2. and 3. Not applicable
4. Commercial and industrial loans	4638	0	4608	0	4.
5. Loans to individuals for household, family, and other personal expenditures:
a. Credit cards	B514	0	B515	0	5.a.
b. Automobile loans	K129	0	K133	0	5.b.
c. Other (includes revolving credit plans other than credit cards and other consumer loans)	K205	0	K206	0	5.c.
6. Not applicable
7. All other loans (2)	4644	0	4628	0	7.
8. Lease financing receivables	4266	0	4267	0	8.

9. Total (sum of items 1 through 8)	4635	0	4605	1,000	9.

1.	Include write-downs arising from transfers of loans to a held-for-sale account.
2.

Includes charge-offs and recoveries on “Loans to depository institutions and acceptances of other banks,” “Loans to finance agricultural production and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Loans to nondepository financial institutions and other loans.”

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New York, NY 10019

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RI-7

Schedule RI-B—Continued

Memoranda

	(Column A) Charge-offs (1)		(Column B) Recoveries
	Calendar Year-to-date
Dollar Amounts in Thousands	RIAD	Amount	RIAD	Amount
1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI-B, Part I, items 4 and 7, above	5409	0	5410	0	M.1.
2. Memorandum items 2.a. through 2.d. are to be completed by banks with $300 million or more in total assets: (2)
a. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RI-B, Part I, item 1, above)	4652	0	4662	0	M.2.a.
b. Not applicable
c. Commercial and industrial loans to non-U.S. addressees (domicile) (included in Schedule RI-B, Part I, item 4 above)	4646	0	4618	0	M.2.c.
d. Leases to individuals for household, family, and other personal expenditures (included in Schedule RI-B, Part I, item 8, above)	F185	0	F187	0	M.2.d.
Memorandum item 3 is to be completed by: (2)
• banks with $300 million or more in total assets, and
• banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, Part I, item 3) exceeding 5 percent of total loans:
3. Loans to finance agricultural production and other loans to farmers (included in Schedule RI-B, Part I, item 7, above)	4655	0	4665	0	M.3.
Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.
			Calendar Year-to-date
			RIAD	Amount
4. Uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge-offs against the allowance for loan and lease losses) (3)			C388	NA	M.4.

1.	Include write-downs arising from transfers of loans to a held-for-sale account.
2.	The $300 million asset-size test and the 5 percent of total loans test are based on the total assets and total loans reported on the June 30, 2021, Report of Condition.
3.

Institutions that have adopted ASU 2016-13 should report in Memorandum item 4 uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge-offs against the allowance for credit losses on loans and leases).

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RI-8

Schedule RI-B—Continued

Part II. Changes in Allowances for Credit Losses (1)

	(Column A) Loans and Leases Held for Investment		(Column B) Held-to-Maturity Debt Securities (2)		(Column C) Available-for-Sale Debt Securities (2)
Dollar Amounts in Thousands	RIAD	Amount	RIAD	Amount	RIAD	Amount
1. Balance most recently reported for the December 31, 2021, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	B522	13,000	JH88	0	JH94	0	1.
2. Recoveries (column A must equal Part I, item 9, column B, above)	4605	1,000	JH89	0	JH95	0	2.
3. LESS: Charge-offs (column A must equal Part I, item 9, column A, above less Schedule RI-B, Part II, item 4, column A)	C079	0	JH92	0	JH98	0	3.
4. LESS: Write-downs arising from transfers of financial assets (3)	5523	0	JJ00	0	JJ01	0	4.
5. Provisions for credit losses (4, 5)	4230	1,000	JH90	0	JH96	0	5.
6. Adjustments* (see instructions for this schedule)	C233	0	JH91	0	JH97	0	6.
7. Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4) (column A must equal Schedule RC, item 4.c)	3123	15,000	JH93	0	JH99	0	7.

*	Describe on Schedule RI-E—Explanations.
1.	Institutions that have not adopted ASU 2016-13 should report changes in the allowance for loan and lease losses in column A.
2.	Columns B and C are to be completed only by institutions that have adopted ASU 2016-13.
3.	Institutions that have not yet adopted ASU 2016-13 should report write-downs arising from transfers of loans to a held-for-sale account in item 4, column A.
4.	Institutions that have not yet adopted ASU 2016-13 should report the provision for loan and lease losses in item 5, column A, and the amount reported must equal Schedule RI, item 4.
5.	For institutions that have adopted ASU 2016-13, the sum of item 5, columns A through C, plus schedule RI-B, Part II, Memorandum items 5 and 7, below, must equal Schedule RI, item 4.

Memoranda
Dollar Amounts in Thousands	RIAD	Amount
1. Allocated transfer risk reserve included in Schedule RI-B, Part II, item 7,column A, above	C435	0	M.1.
Memorandum items 2 and 3 are to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.
2. Separate valuation allowance for uncollectible retail credit card fees and finance charges	C389	NA	M.2.
3. Amount of allowance for loan and lease losses attributable to retail credit card fees and finance charges (1)	C390	NA	M.3.

4.  Amount of allowance for post-acquisition credit losses on purchased credit-impaired loans accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (included in Schedule RI-B, Part II, item 7, column A , above) (2)

	C781	NA	M.4.
5. Provisions for credit losses on other financial assets measured at amortized cost (not included in item 5, above) (3)	JJ02	0	M.5.
6. Allowance for credit losses on other financial assets measured at amortized cost (not included in item 7, above) (3)	RCON JJ03	0	M.6.

	RIAD
7. Provisions for credit losses on off-balance-sheet credit exposures (3)	MG93	(1,000)	M.7.
8. Estimated amount of expected recoveries of amounts previously written off included within the allowance for credit losses on loans and leases held for investment (included in item 7, column A, “Balance end of current period,” above) (3)	MG94	0	M.8.

1.	Institutions that have adopted ASU 2016-13 should report in Memorandum item 3 the amount of allowance for credit losses on loans and leases attributable to retail credit card fees and finance changes.
2.	Memorandum item 4 is to be completed only by institutions that have not yet adopted ASU 2016-13.
3.	Memorandum items 5, 6, 7, and 8 are to be completed only by institutions that have adopted ASU 2016-13.

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DEUTSCHE BANK TRUST COMPANY AMERICAS
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New York, NY 10019

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RI-9

Schedule RI-C—Disaggregated Data on the Allowance for Loan and Lease Losses

Part I. Disaggregated Data on the Allowance for Loan and Lease Losses (1)

Schedule RI-C. Part I, is to be completed by institutions with $1 billion or more in total assets. (2)

	(Column A) Recorded Investment: Individually Evaluated for Impairment and Determined to be Impaired (ASC 310-10-35)		(Column B) Allowance Balance: Individually Evaluated for Impairment and Determined to be Impaired (ASC 310-10-35)		(Column C) Recorded Investment: Collectively Evaluated for Impairment (ASC 450-20)		(Column D) Allowance Balance: Collectively Evaluated for Impairment (ASC 450-20)		(Column E) Recorded Investment: Purchased Credit-Impaired Loans (ASC 310-30)		(Column F) Allowance Balance: Purchased Credit-Impaired Loans (ASC 310-30)
Dollar Amounts in Thousands	RCON	Amount	RCON	Amount	RCON	Amount	RCON	Amount	RCON	Amount	RCON	Amount
1. Real estate loans:
a. Construction loans	M708	NA	M709	NA	M710	NA	M711	NA	M712	NA	M713	NA	1.a.
b. Commercial real estate loans	M714	NA	M715	NA	M716	NA	M717	NA	M719	NA	M720	NA	1.b.
c. Residential real estate loans	M721	NA	M722	NA	M723	NA	M724	NA	M725	NA	M726	NA	1.c.
2. Commercial loans (3)	M727	NA	M728	NA	M729	NA	M730	NA	M731	NA	M732	NA	2.
3. Credit cards	M733	NA	M734	NA	M735	NA	M736	NA	M737	NA	M738	NA	3.
4. Other consumer loans	M739	NA	M740	NA	M741	NA	M742	NA	M743	NA	M744	NA	4.
5. Unallocated, if any							M745	NA					5.
6. Total (sum of items 1.a. through 5) (4)	M746	NA	M747	NA	M748	NA	M749	NA	M750	NA	M751	NA	6.

1.	Only institutions that have not yet adopted ASU 2016-13 are to complete Schedule RI-C, Part I.
2.	The $1 billion asset-size test is based on the total assets reported on the June 30, 2021, Report of Condition.
3.	Include all loans and leases not reported as real estate loans, credit cards, or other consumer loans in items 1, 3, or 4 of Schedule RI-C.
4.

The sum of item 6, columns B, D, and F, must equal Schedule RC, item 4.c. Item 6, column E, must equal Schedule RC-C, Part I, Memorandum item 7.b. Item 6, column F, must equal Schedule RI-B, Part II, Memorandum item 4.

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DEUTSCHE BANK TRUST COMPANY AMERICAS
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New York, NY 10019

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RI-10
Schedule RI-C—Continued

Part II. Disaggregated Data on the Allowances for Credit Losses (1)

Schedule RI-C, Part II, is to be completed by institutions with $1 billion or more in total assets. (2)

	(Column A) Amortized Cost		(Column B) Allowance Balance
Dollar Amounts in Thousands	RCON	Amount	RCON	Amount
Loans and Leases Held for Investment:
1. Real estate loans:
a. Construction loans	JJ04	120,000	JJ12	0	1.a.
b. Commercial real estate loans	JJ05	3,556,000	JJ13	2,000	1.b.
c. Residential real estate loans	JJ06	2,265,000	JJ14	6,000	1.c.
2. Commercial loans (3)	JJ07	7,404,000	JJ15	7,000	2.
3. Credit cards	JJ08	0	JJ16	0	3.
4. Other consumer loans	JJ09	310,000	JJ17	0	4.
5. Unallocated, if any			JJ18	0	5.
6. Total (sum of items 1.a. through 5) (4)	JJ11	13,655,000	JJ19	15,000	6.

	Allowance Balance
Dollar Amounts in Thousands	RCON	Amount
Held-to-Maturity Securities:
7. Securities issued by states and political subdivisions in the U.S	JJ20	0	7.
8. Mortgage-backed securities (MBS) (including CMOs, REMICs, and stripped MBS)	JJ21	0	8.
9. Asset-backed securities and structured financial products	JJ23	0	9.
10. Other debt securities	JJ24	0	10.
11. Total (sum of items 7 through 10) (5)	JJ25	0	11.

1.	Only institutions that have adopted ASU 2016-13 are to complete Schedule RI-C, Part II.
2.	The $1 billion asset-size test is based on the total assets reported on the June 30, 2021, Report of Condition.
3.	Include all loans and leases not reported as real estate loans, credit cards, or other consumer loans in items 1, 3, or 4 of Schedule RI-C, Part II.
4.	Item 6, column B, must equal Schedule RC, item 4.c.
5.	Item 11 must equal Schedule RI-B, Part II, item 7, column B.

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New York, NY 10019

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RI-11
Schedule RI-E—Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all discontinued operations in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

			Year-to-date
Dollar Amounts in Thousands			RIAD	Amount
1. Other noninterest income (from Schedule RI, item 5.l)
Itemize and describe amounts greater than $100,000 that exceed 7 percent of Schedule RI, item 5.l:
a. Income and fees from the printing and sale of checks			C013	0	1.a.
b. Earnings on/increase in value of cash surrender value of life insurance			C014	0	1.b.
c. Income and fees from automated teller machines (ATMs)			C016	0	1.c.
d. Rent and other income from other real estate owned			4042	0	1.d.
e. Safe deposit box rent			C015	0	1.e.
f. Bank card and credit card interchange fees			F555	0	1.f.
g. Income and fees from wire transfers not reportable as service charges on deposit accounts			T047	0	1.g.
TEXT h. 4461 Net gains (losses) on non-trading derivatives			4461	(78,000)	1.h.
TEXT i. 4462 Revenue from Services rendered to affiliates			4462	37,000	1.i.
TEXT j. 4463			4463	0	1.j.
2. Other noninterest expense (from Schedule RI, item 7.d)
Itemize and describe amounts greater than $100,000 that exceed 7 percent of Schedule RI, item 7.d:
a. Data processing expenses			C017	0	2.a.
b. Advertising and marketing expenses			0497	0	2.b.
c. Directors’ fees			4136	0	2.c.
d. Printing, stationery, and supplies			C018	0	2.d.
e. Postage			8403	0	2.e.
f. Legal fees and expenses			4141	0	2.f.
g. FDIC deposit insurance assessments			4146	0	2.g.
h. Accounting and auditing expenses			F556	0	2.h.
i. Consulting and advisory expenses			F557	0	2.i.
j. Automated teller machine (ATM) and interchange expenses			F558	0	2.j.
k. Telecommunications expenses			F559	0	2.k.
l. Other real estate owned expenses			Y923	0	2.l.
m. Insurance expenses (not included in employee expenses, premises and fixed asset expenses, and other real estate owned expenses)			Y924	0	2.m.
TEXT n. 4464 Services rendered by affiliates			4464	129,000	2.n.
TEXT o. 4467			4467	0	2.o.
TEXT p. 4468			4468	0	2.p.
3. Discontinued operations and applicable income tax effect (from Schedule RI, item 11)
(itemize and describe each discontinued operation):
TEXT a. (1) FT29			FT29	0	3.a.(1)
(2) Applicable income tax effect	FT30	0			3.a.(2)
TEXT b. (1) FT31			FT31	0	3.b.(1)
(2) Applicable income tax effect	FT32	0			3.b.(2)

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RI-12
Schedule RI-E—Continued

	Year-to-date
Dollar Amounts in Thousands	RIAD		Amount
4. Cumulative effect of changes in accounting principles and corrections of material accounting errors (from Schedule RI-A, item 2) (itemize and describe all such effects):
a. Effect of adoption of current expected credit losses methodology - ASU 2016-13 (1, 2)	JJ26		0	4.a.
b. Effect of adoption of lease accounting standard - ASC Topic 842	KW17		NA	4.b.
TEXT c. B526	B526		0	4.c.
TEXT d. B527	B527		0	4.d.
5. Other transactions with stockholders (including a parent holding company) (from Schedule RI-A, item 11) (itemize and describe all such transactions):
TEXT a. 4498	4498		0	5.a.
TEXT b. 4499	4499		0	5.b.
6. Adjustments to allowances for credit losses (3) (from Schedule RI-B, Part II, item 6) (itemize and describe all adjustments):
a. Initial allowances for credit losses recognized upon the acquisition of purchased credit-deteriorated assets on or after the effective date of ASU 2016-13 (1)	JJ27		0	6.a.
b. Effect of adoption of current expected credit losses methodology on allowances for credit losses (1, 2)	JJ28		0	6.b.
TEXT c. 4521	4521		0	6.c.
TEXT d. 4522	4522		0	6.d.
7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):	RIAD	Yes	No
Comments?	4769		x	7.

Other explanations (please type or print clearly; 750 character limit):

(TEXT 4769)

1.	Only institutions that have adopted ASU 2016-13 should report amounts in items 4.a, 6.a, and 6.b, if applicable.
2.	An institution should complete item 4.a and item 6.b in the quarter that it adopts ASU 2016-13 and in the quarter-end Call Reports for the remainder of that calendar year only.
3.	Institutions that have not adopted ASU 2016-13 should report adjustments to the allowance for loan and lease losses in items 6.c and 6.d, if applicable.

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New York, NY 10019

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RC-1

Consolidated Report of Condition for Insured Banks

and Savings Associations for March 31, 2022

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC—Balance Sheet

Dollar Amounts in Thousands			RCON	Amount
Assets
1. Cash and balances due from depository institutions (from Schedule RC-A):
a. Noninterest-bearing balances and currency and coin (1)			0081	29,000	1.a.
b. Interest-bearing balances (2)			0071	20,368,000	1.b.
2. Securities:
a. Held-to-maturity securities (from Schedule RC-B, column A) (3)			JJ34	0	2.a.
b. Available-for-sale debt securities (from Schedule RC-B, column D)			1773	743,000	2.b.
c. Equity securities with readily determinable fair values not held for trading (4)			JA22	6,000	2.c.
3. Federal funds sold and securities purchased under agreements to resell:
a. Federal funds sold			B987	0	3.a.
b. Securities purchased under agreements to resell (5, 6)			B989	5,916,000	3.b.
4. Loans and lease financing receivables (from Schedule RC-C):
a. Loans and leases held for sale			5369	0	4.a.
b. Loans and leases held for investment	B528	13,655,000			4.b.
c. LESS: Allowance for loan and lease losses	3123	15,000			4.c.
d. Loans and leases held for investment, net of allowance (item 4.b minus 4.c) (7)			B529	13,640,000	4.d.
5. Trading assets (from Schedule RC-D)			3545	0	5.
6. Premises and fixed assets (including capitalized leases)			2145	0	6.
7. Other real estate owned (from Schedule RC-M)			2150	2,000	7.
8. Investments in unconsolidated subsidiaries and associated companies			2130	0	8.
9. Direct and indirect investments in real estate ventures			3656	0	9.
10. Intangible assets (from Schedule RC-M)			2143	7,000	10.
11. Other assets (from Schedule RC-F) (6)			2160	2,007,000	11.
12. Total assets (sum of items 1 through 11)			2170	42,718,000	12.
Liabilities
13. Deposits:
a. In domestic offices (sum of totals of columns A and C from Schedule RC-E)			2200	31,307,000	13.a.
(1) Noninterest-bearing (8)	6631	13,423,000			13.a.	(1)
(2) Interest-bearing	6636	17,884,000			13.a.	(2)
b. Not applicable
14. Federal funds purchased and securities sold under agreements to repurchase:
a. Federal funds purchased (9)			B993	0	14.a.
b. Securities sold under agreements to repurchase (10)			B995	0	14.b.
15. Trading liabilities (from Schedule RC-D)			3548	0	15.
16. Other borrowed money (includes mortgage indebtedness) (from Schedule RC-M)			3190	73,000	16.
17. and 18. Not applicable
19. Subordinated notes and debentures (11)			3200	0	19.

1.	Includes cash items in process of collection and unposted debits.
2.	Includes time certificates of deposit not held for trading.
3.

Institutions that have adopted ASU 2016-13 should report in item 2.a amounts net of any applicable allowance for credit losses, and item 2.a should equal Schedule RC-B, item 8, column A, less Schedule RI-B, Part II, item 7, column B.

4.

Item 2.c is to be completed by all institutions. See the instructions for this item and the Glossary entry for “Securities Activities” for further detail on accounting for investments in equity securities.

5.	Includes all securities resale agreements, regardless of maturity.
6.	Institutions that have adopted ASU 2016-13 should report in items 3.b and 11 amounts net of any applicable allowance for credit losses.
7.	Institutions that have adopted ASU 2016-13 should report in item 4.c the allowance for credit losses on loans and leases.
8.	Includes noninterest-bearing demand, time, and savings deposits.
9.	Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, “Other borrowed money.”
10.	Includes all securities repurchase agreements, regardless of maturity.
11.	Includes limited-life preferred stock and related surplus.

03/2022

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Schedule RC—Continued

	Dollar Amounts in Thousands	RCON	Amount
Liabilities—continued
20. Other liabilities (from Schedule RC-G)		2930	2,058,000	20.
21. Total liabilities (sum of items 13 through 20)		2948	33,438,000	21.
22. Not applicable
Equity Capital
Bank Equity Capital
23. Perpetual preferred stock and related surplus		3838	0	23.
24. Common stock		3230	2,127,000	24.
25. Surplus (exclude all surplus related to preferred stock)		3839	942,000	25.
26. a. Retained earnings		3632	6,241,000	26.a.
b. Accumulated other comprehensive income (1)		B530	(30,000)	26.b.
c. Other equity capital components (2)		A130	0	26.c.
27. a. Total bank equity capital (sum of items 23 through 26.c)		3210	9,280,000	27.a.
b. Noncontrolling (minority) interests in consolidated subsidiaries		3000	0	27.b.
28. Total equity capital (sum of items 27.a and 27.b)		G105	9,280,000	28.
29. Total liabilities and equity capital (sum of items 21 and 28)		3300	42,718,000	29.

Memoranda

To be reported with the March Report of Condition.

	RCON	Number
1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2021	6724	2a	M.1.

1a	=	An integrated audit of the reporting institution’s financial statements and its internal control over financial reporting conducted in accordance with the standards of the American Institute of Certified Public Accountants (AICPA) or Public Company Accounting Oversight Board (PCAOB) by an independent public accountant that submits a report on the institution

1b	=	An audit of the reporting institution’s financial statements only conducted in accordance with the auditing standards of the AICPA or the PCAOB by an independent public accountant that submits a report on the institution

2a	=	An integrated audit of the reporting institution’s parent holding company’s consolidated financial statements and its internal control over financial reporting conducted in accordance with the standards of the AICPA or the PCAOB by an independent public accountant that submits a report on the consolidated holding company (but not on the institution separately)

2b	=	An audit of the reporting institution’s parent holding company’s consolidated financial statements only conducted in accordance with the auditing standards of the AICPA or the PCAOB by an independent public accountant that submits a report on the consolidated holding company (but not on the institution separately)

3	=	This number is not to be used

4	=	Directors’ examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state-chartering authority)

5	=	Directors’ examination of the bank performed by other external auditors (may be required by state-chartering authority)

6	=	Review of the bank’s financial statements by external auditors

7	=	Compilation of the bank’s financial statements by external auditors

8	=	Other audit procedures (excluding tax preparation work)

9	=	No external audit work

To be reported with the March Report of Condition.

	RCON	Date
2. Bank’s fiscal year-end date (report the date in MMDD format)	8678	1231	M.2.

1.

Includes, but is not limited to, net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and accumulated defined benefit pension and other postretirement plan adjustments.

2.	Includes treasury stock and unearned Employee Stock Ownership Plan shares.

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Schedule RC-A—Cash and Balances Due from Depository Institutions

Schedule RC-A is to be completed only by banks with $300 million or more in total assets. (1)

Exclude assets held for trading.

Dollar Amounts in Thousands	RCON	Amount
1. Cash items in process of collection, unposted debits, and currency and coin:
a. Cash items in process of collection and unposted debits	0020	29,000	1.a.
b. Currency and coin	0080	0	1.b.
2. Balances due from depository institutions in the U.S.	0082	8,000	2.
3. Balances due from banks in foreign countries and foreign central banks	0070	0	3.
4. Balances due from Federal Reserve Banks	0090	20,360,000	4.
5. Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b)	0010	20,397,000	5.

1.	The $300 million asset-size test is based on the total assets reported on the June 30, 2021, Report of Condition.

Schedule RC-B—Securities

Exclude assets held for trading.

	Held-to-maturity				Available-for-sale
	(Column A) Amortized Cost		(Column B) Fair Value		(Column C) Amortized Cost		(Column D) Fair Value
Dollar Amounts in Thousands	RCON	Amount	RCON	Amount	RCON	Amount	RCON	Amount
1. U.S. Treasury securities	0211	0	0213	0	1286	782,000	1287	743,000	1.
2. U.S. Government agency and sponsored agency obligations (exclude mortgage-backed securities) (1)	HT50	0	HT51	0	HT52	0	HT53	0	2.
3. Securities issued by states and political subdivisions in the U.S.	8496	0	8497	0	8498	0	8499	0	3.

1.

Includes Small Business Administration “Guaranteed Loan Pool Certificates”; U.S. Maritime Administration obligations; Export-Import Bank participation certificates; and obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

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RC-4

Schedule RC-B—Continued

	Held-to-maturity				Available-for-sale
	(Column A) Amortized Cost		(Column B) Fair Value		(Column C) Amortized Cost		(Column D) Fair Value
Dollar Amounts in Thousands	RCON	Amount	RCON	Amount	RCON	Amount	RCON	Amount
4. Mortgage-backed securities (MBS):
a. Residential mortgage pass-through securities:
(1) Guaranteed by GNMA	G300	0	G301	0	G302	0	G303	0	4.a.	(1)
(2) Issued by FNMA and FHLMC	G304	0	G305	0	G306	0	G307	0	4.a.	(2)
(3) Other pass-through securities	G308	0	G309	0	G310	0	G311	0	4.a.	(3)
b. Other residential mortgage-backed securities (include CMOs, REMICs, and stripped MBS):
(1) Issued or guaranteed by U.S. Government agencies or sponsored agencies (1)	G312	0	G313	0	G314	0	G315	0	4.b.	(1)
(2) Collateralized by MBS issued or guaranteed by U.S. Government agencies or sponsored agencies (1)	G316	0	G317	0	G318	0	G319	0	4.b.	(2)
(3) All other residential MBS	G320	0	G321	0	G322	0	G323	0	4.b.	(3)
c. Commercial MBS
(1) Commercial mortgage pass-through securities:
(a) Issued or guaranteed by FNMA, FHLMC, or GNMA	K142	0	K143	0	K144	0	K145	0	4.c.	(1)(a)
(b) Other pass-through securities	K146	0	K147	0	K148	0	K149	0	4.c.	(1)(b)

1.

U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

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RC-5

Schedule RC-B—Continued

	Held-to-maturity				Available-for-sale
	(Column A) Amortized Cost		(Column B) Fair Value		(Column C) Amortized Cost		(Column D) Fair Value
Dollar Amounts in Thousands	RCON	Amount	RCON	Amount	RCON	Amount	RCON	Amount
4. c. (2) Other commercial MBS:
(a) Issued or guaranteed by U.S. Government agencies or sponsored agencies (1)	K150	0	K151	0	K152	0	K153	0	4.c.	(2)(a)
(b) All other commercial MBS	K154	0	K155	0	K156	0	K157	0	4.c.	(2)(b)
5. Asset-backed securities and structured financial products:
a. Asset-backed securities (ABS)	C026	0	C988	0	C989	0	C027	0	5.a.
b. Structured financial products	HT58	0	HT59	0	HT60	0	HT61	0	5.b.
6. Other debt securities:
a. Other domestic debt securities	1737	0	1738	0	1739	0	1741	0	6.a.
b. Other foreign debt securities	1742	0	1743	0	1744	0	1746	0	6.b.
7. Not applicable

8. Total (sum of items 1 through 6.b) (2)	1754	0	1771	0	1772	782,000	1773	743,000	8.

1.

U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

2.

For institutions that have adopted ASU 2016-13, the total reported in column A must equal Schedule RC, item 2.a, plus Schedule RI-B, Part II, item 7, column B. For institutions that have not adopted ASU 2016-13, the total reported in column A must equal Schedule RC, item 2.a. For all institutions, the total reported in column D must equal Schedule RC, item 2.b.

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Schedule RC-B—Continued

Memoranda

Dollar Amounts in Thousands	RCON	Amount
1. Pledged securities (1)	0416	0	M.1.
2. Maturity and repricing data for debt securities (excluding those in nonaccrual status):

a.   Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1–4 family residential mortgages with a remaining maturity or next repricing date of: (2), (3)

(1) Three months or less	A549	10,000	M.2.a.	(1)
(2) Over three months through 12 months	A550	0	M.2.a.	(2)
(3) Over one year through three years	A551	342,000	M.2.a.	(3)
(4) Over three years through five years	A552	0	M.2.a.	(4)
(5) Over five years through 15 years	A553	391,000	M.2.a.	(5)
(6) Over 15 years	A554	0	M.2.a.	(6)
b. Mortgage pass-through securities backed by closed-end first lien 1–4 family residential mortgages with a remaining maturity or next repricing date of: (2), (4)
(1) Three months or less	A555	0	M.2.b.	(1)
(2) Over three months through 12 months	A556	0	M.2.b.	(2)
(3) Over one year through three years	A557	0	M.2.b.	(3)
(4) Over three years through five years	A558	0	M.2.b.	(4)
(5) Over five years through 15 years	A559	0	M.2.b.	(5)
(6) Over 15 years	A560	0	M.2.b.	(6)
c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of: (5)
(1) Three years or less	A561	0	M.2.c.	(1)
(2) Over three years	A562	0	M.2.c.	(2)
d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)	A248	10,000	M.2.d.
Memorandum item 3 is to be completed semiannually in the June and December reports only.
3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of sale or transfer)	1778	0	M.3.
4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):
a. Amortized cost	8782	0	M.4.a.
b. Fair value	8783	0	M.4.b.

1.

Includes held-to-maturity securities at amortized cost, available-for-sale debt securities at fair value, and equity securities with readily determinable fair values not held for trading (reported in Schedule RC, item 2.c) at fair value.

2.	Report fixed-rate debt securities by remaining maturity and floating-rate debt securities by next repricing date.
3.

Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 10, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 4.c.(1), 5, and 6, columns A and D, plus residential mortgage pass-through securities other than those backed by closed-end first lien 1–4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.

4.

Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1–4 family residential mortgages included in Schedule RC-N, item 10, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of residential mortgage pass-through securities other than those backed by closed-end first lien 1–4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.

5.

Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual “Other mortgage-backed securities” included in Schedule RC-N, item 10, column C, must equal Schedule RC-B, sum of items 4.b and 4.c.(2), columns A and D.

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RC-7

Schedule RC-B—Continued

Memoranda—Continued

	Held-to-maturity				Available-for-sale
	(Column A) Amortized Cost		(Column B) Fair Value		(Column C) Amortized Cost		(Column D) Fair Value
Dollar Amounts in Thousands	RCON	Amount	RCON	Amount	RCON	Amount	RCON	Amount
Memorandum items 5.a through 5.f and 6.a through 6.g are to be completed by banks with $10 billion or more in total assets. (1)
5. Asset-backed securities (ABS) (for each column, sum of Memorandum items 5.a through 5.f must equal Schedule RC-B, item 5.a):
a. Credit card receivables	B838	0	B839	0	B840	0	B841	0	M.5.a.
b. Home equity lines	B842	0	B843	0	B844	0	B845	0	M.5.b.
c. Automobile loans	B846	0	B847	0	B848	0	B849	0	M.5.c.
d. Other consumer loans	B850	0	B851	0	B852	0	B853	0	M.5.d.
e. Commercial and industrial loans	B854	0	B855	0	B856	0	B857	0	M.5.e.
f. Other	B858	0	B859	0	B860	0	B861	0	M.5.f.
6. Structured financial products by underlying collateral or reference assets (for each column, sum of Memorandum items 6.a through 6.g must equal Schedule RC-B, item 5.b:
a. Trust preferred securities issued by financial institutions	G348	0	G349	0	G350	0	G351	0	M.6.a.
b. Trust preferred securities issued by real estate investment trusts	G352	0	G353	0	G354	0	G355	0	M.6.b.
c. Corporate and similar loans	G356	0	G357	0	G358	0	G359	0	M.6.c.
d. 1-4 family residential MBS issued or guaranteed by U.S. Government-sponsored enterprises (GSEs)	G360	0	G361	0	G362	0	G363	0	M.6.d.
e. 1-4 family residential MBS not issued or guaranteed by GSEs	G364	0	G365	0	G366	0	G367	0	M.6.e.
f. Diversified (mixed) pools of structured financial products	G368	0	G369	0	G370	0	G371	0	M.6.f.
g. Other collateral or reference assets	G372	0	G373	0	G374	0	G375	0	M.6.g.

1.	The $10 billion asset-size test is based on the total assets reported on the June 30, 2021, Report of Condition.

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RC-8

Schedule RC-C—Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses or the allocated transfer risk reserve from amounts reported in this schedule.(1) Report (1) loans and leases held for sale at the lower of cost or fair value, (2) loans and leases held for investment, net of unearned income, and (3) loans and leases accounted for at fair value under a fair value option. Exclude assets held for trading and commercial paper.

	(Column A) To Be Completed by Banks with $300 Million or More in Total Assets (2)		(Column B) To Be Completed by All Banks
Dollar Amounts in Thousands	RCON	Amount	RCON	Amount
1. Loans secured by real estate:
a. Construction, land development, and other land loans:
(1) 1–4 family residential construction loans			F158	0	1.a.(1)
(2) Other construction loans and all land development and other land loans			F159	120,000	1.a.(2)
b. Secured by farmland (including farm residential and other improvements)			1420	0	1.b.
c. Secured by 1–4 family residential properties:
(1) Revolving, open-end loans secured by 1–4 family residential properties and extended under lines of credit			1797	312,000	1.c.(1)
(2) Closed-end loans secured by 1–4 family residential properties:
(a) Secured by first liens			5367	1,937,000	1.c.(2)(a)
(b) Secured by junior liens			5368	16,000	1.c.(2)(b)
d. Secured by multifamily (5 or more) residential properties			1460	1,783,000	1.d.
e. Secured by nonfarm nonresidential properties:
(1) Loans secured by owner-occupied nonfarm nonresidential properties			F160	19,000	1.e.(1)
(2) Loans secured by other nonfarm nonresidential properties			F161	1,754,000	1.e.(2)
2. Loans to depository institutions and acceptances of other banks			1288	1,282,000	2.
a. To commercial banks in the U.S.	B531	3,000			2.a.
b. To other depository institutions in the U.S.	B534	0			2.b.
c. To banks in foreign countries	B535	1,279,000			2.c.
3. Loans to finance agricultural production and other loans to farmers			1590	0	3.
4. Commercial and industrial loans			1766	2,867,000	4.
a. To U.S. addressees (domicile)	1763	2,224,000			4.a.
b. To non-U.S. addressees (domicile)	1764	643,000			4.b.
5. Not applicable
6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
a. Credit cards			B538	0	6.a.
b. Other revolving credit plans			B539	0	6.b.
c. Automobile loans			K137	0	6.c.
d. Other consumer loans (includes single payment and installment, loans other than automobile loans, and all student loans)			K207	310,000	6.d.
7. Not applicable
8. Obligations (other than securities and leases) of states and political subdivisions in the U.S			2107	0	8.

1.	Institutions that have adopted ASU 2016-13 should not deduct the allowance for credit losses on loans and leases or the allocated transfer risk reserve from amounts reported on this schedule.
2.	The $300 million asset-size test is based on the total assets reported on the June 30, 2021, Report of Condition.

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RC-9

Schedule RC-C—Continued

Part I—Continued

	(Column A) To Be Completed by Banks with $300 Million or More in Total Assets (1)		(Column B) To Be Completed by All Banks
Dollar Amounts in Thousands	RCON	Amount	RCON	Amount
9. Loans to nondepository financial institutions and other loans:
a. Loans to nondepository financial institutions			J454	85,000	9.a.
b. Other loans			J464	3,116,000	9.b.
(1) Loans for purchasing or carrying securities (secured and unsecured)	1545	1,311,000			9.b.(1)
(2) All other loans (exclude consumer loans)	J451	1,805,000			9.b.(2)
10. Lease financing receivables (net of unearned income)			2165	54,000	10.
a. Leases to individuals for household, family, and other personal expenditures (i.e., consumer leases)	F162	0			10.a.
b. All other leases	F163	54,000			10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above			2123	0	11.

12. Total loans and leases held for investment and held for sale (sum of items 1 through 10 minus item 11) (must equal Schedule RC, sum of items 4.a and 4.b)			2122	13,655,000	12.

Memoranda

Dollar Amounts in Thousands			RCON	Amount

1.  Loans restructured in troubled debt restructurings that are in compliance with their modified terms (included in Schedule RC-C, Part I, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1):

a. Construction, land development, and other land loans:
(1) 1 - 4 family residential construction loans			K158	0	M.1.a.	(1)
(2) Other construction loans and all land development and other land loans			K159	0	M.1.a.	(2)
b. Loans secured by 1 - 4 family residential properties			F576	10,000	M.1.b.
c. Secured by multifamily (5 or more) residential properties			K160	0	M.1.c.
d. Secured by nonfarm nonresidential properties:
(1) Loans secured by owner-occupied nonfarm nonresidential properties			K161	0	M.1.d.	(1)
(2) Loans secured by other nonfarm nonresidential properties			K162	0	M.1.d.	(2)
e. Commercial and industrial loans			K256	0	M.1.e.
Memorandum items 1.e.(1) and (2) are to be completed by banks with $300 million or more in total assets (1) (sum of Memorandum items 1.e(1) and (2) must equal Memorandum item 1.e):
(1) To U.S. addressees (domicile)	K163	0			M.1.e.	(1)
(2) To non-U.S. addressees (domicile)	K164	0			M.1.e.	(2)
f. All other loans ( include loans to individuals for household, family, and other personal expenditures)			K165	0	M.1.f.

Itemize loan categories included in Memorandum item 1.f, above that exceed 10 percent of total loans restructured in troubled debt restructurings that are in compliance with their modified terms (sum of Memorandum items 1.a through 1.e plus 1.f):

(1) Loans secured by farmland					M.1.f.	(1)
(2) and (3) Not applicable	K166	0

1. The $300 million asset-size test is based on the total assets reported on the June 30, 2021, Report of Condition.

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RC-10

Schedule RC-C—Continued

Part I—Continued

Memoranda—Continued

Dollar Amounts in Thousands	RCON	Amount	RCON	Amount
1.f. (4) Loans to individuals for household, family, and other personal expenditures:
(a) Credit cards	K098	0			M.1.f.(4)(a)
(b) Automobile loans	K203	0			M.1.f.(4)(b)
(c) Other (includes revolving credit plans other than credit cards and other consumer loans)	K204	0			M.1.f.(4)(c)
Memorandum item 1.f.(5) is to be completed by: (1)
• Banks with $300 million or more in total assets
• Banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, Part I, item 3) exceeding 5 percent of total loans
(5) Loans to finance agricultural production and other loans to farmers included in Schedule RC-C, Part I, Memorandum item 1.f, above	K168	0			M.1.f.(5)
g. Total loans restructured in troubled debt restructurings that are in compliance with their modified terms (sum of Memorandum items 1.a.(1) through 1.e plus 1.f)			HK25	10,000	M.1.g.
2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):

a.  Closed-end loans secured by first liens on 1–4 family residential properties (reported in Schedule RC-C, Part I, item 1.c.(2)(a), column B) with a remaining maturity or next repricing date of: (2), (3)

(1) Three months or less			A564	119,000	M.2.a.(1)
(2) Over three months through 12 months			A565	270,000	M.2.a.(2)
(3) Over one year through three years			A566	186,000	M.2.a.(3)
(4) Over three years through five years			A567	326,000	M.2.a.(4)
(5) Over five years through 15 years			A568	965,000	M.2.a.(5)
(6) Over 15 years			A569	11,000	M.2.a.(6)

b. All loans and leases (reported in Schedule RC-C, Part I, items 1 through 10, column B above) EXCLUDING closed-end loans secured by first liens on 1–4 family residential properties (reported in Schedule RC-C, Part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of: (2) , (4)

(1) Three months or less			A570	10,112,000	M.2.b.(1)
(2) Over three months through 12 months			A571	1,212,000	M.2.b.(2)
(3) Over one year through three years			A572	60,000	M.2.b.(3)
(4) Over three years through five years			A573	10,000	M.2.b.(4)
(5) Over five years through 15 years			A574	10,000	M.2.b.(5)
(6) Over 15 years			A575	306,000	M.2.b.(6)
c. Loans and leases (reported in Schedule RC-C, Part I, items 1 through 10, column B, above) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)			A247	11,331,000	M.2.c.

1.	The $300 million asset-size test and the 5 percent of total loans test are based on the total assets and total loans reported on the June 30, 2021, Report of Condition.
2.	Report fixed-rate loans and leases by remaining maturity and floating rate loans by next repricing date.
3.

Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1–4 family residential properties included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total closed-end loans secured by first liens on 1–4 family residential properties from Schedule RC-C, Part I, item 1.c.(2)(a), column B.

4.

Sum of Memorandum items 2.b.(1) through 2.b.(6), plus total nonaccrual loans and leases from Schedule RC-N, item 9, column C, minus nonaccrual closed-end loans secured by first liens on 1–4 family residential properties included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total loans and leases from Schedule RC-C, Part I, sum of items 1 through 10, column B, minus total closed-end loans secured by first liens on 1–4 family residential properties from Schedule RC-C, Part I, item 1.c.(2)(a), column B.

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RC-11

Schedule RC-C—Continued

Part I—Continued

Memoranda—Continued

Dollar Amounts in Thousands	RCON	Amount
3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, Part I, items 4 and 9, column B (1)	2746	128,000	M.3.
4. Adjustable-rate closed-end loans secured by first liens on 1–4 family residential properties (included in Schedule RC-C, Part I, item 1.c.(2)(a), column B)	5370	1,926,000	M.4.
5. To be completed by banks with $300 million or more in total assets: (2) Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-C, Part I, items 1.a through 1.e, column B)	B837	136,000	M.5.
Memorandum item 6 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.
6. Outstanding credit card fees and finance charges included in Schedule RC-C, Part I, item 6.a.	C391	NA	M.6.
Memorandum items 7.a, 7.b, and 8.a are to be completed by all banks semiannually in the June and December reports only. (3)
7. Purchased credit-impaired loans held for investment accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (exclude loans held for sale):
a. Outstanding balance	C779	NA	M.7.a.
b. Amount included in Schedule RC-C, Part I, items 1 through 9	C780	NA	M.7.b.
8. Closed-end loans with negative amortization features secured by 1–4 family residential properties:
a. Total amount of closed-end loans with negative amortization features secured by 1–4 family residential properties (included in Schedule RC-C, Part I, items 1.c.(2)(a) and (b))	F230	NA	M.8.a.

Memorandum items 8.b and 8.c are to be completed semiannually in the June and December reports only by banks that had closed-end loans with negative amortization features secured by 1– 4 family residential properties (as reported in Schedule RC-C, Part I, Memorandum item 8.a) as of the preceding December 31 report date, that exceeded the lesser of $100 million or 5 percent of total loans and leases held for investment and held for sale (as reported in Schedule RC-C, Part I, item 12, column B).

b. Total maximum remaining amount of negative amortization contractually permitted on closed-end loans secured by 1–4 family residential properties	F231	NA	M.8.b.
c. Total amount of negative amortization on closed-end loans secured by 1–4 family residential properties included in the amount reported in Memorandum item 8.a above	F232	NA	M.8.c
9. Loans secured by 1–4 family residential properties in process of foreclosure (included in Schedule RC-C, Part I, items 1.c.(1), 1.c.(2)(a), and 1.c.(2)(b))	F577	17,000	M.9.
10. and 11. Not applicable

1.	Exclude loans secured by real estate that are included in Schedule RC-C, Part I, items 1.a through 1.e, column B.
2.	The $300 million asset-size test is based on the total assets reported on the June 30, 2021, Report of Condition.
3.	Memorandum item 7 is to be completed only by institutions that have not yet adopted ASU 2016-13.

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RC-12

Schedule RC-C—Continued

Part I—Continued

Memoranda—Continued

	(Column A) Fair Value of Acquired Loans and Leases at Acquisition Date		(Column B) Gross Contractual Amounts Receivable at Acquisition Date		(Column C) Best Estimate at Acquisition Date of Contractual Cash Flows Not Expected to be Collected
Dollar Amounts in Thousands	RCON	Amount	RCON	Amount	RCON	Amount
Memorandum items 12.a, 12.b, 12.c, and 12.d are to be completed semiannually in the June and December reports only.

12. Loans (not subject to the requirements of FASB ASC 310-30 (former AICPA Statement of Position 03-3)) and leases held for investment that were acquired in business combinations with acquisition dates in the current calendar year: (1)

a. Loans secured by real estate	G091	0	G092	0	G093	0	M.12.a.
b. Commercial and industrial loans	G094	0	G095	0	G096	0	M.12.b.
c. Loans to individuals for household, family, and other personal expenditures	G097	0	G098	0	G099	0	M.12.c.
d. All other loans and all leases	G100	0	G101	0	G102	0	M.12.d.

Dollar Amounts in Thousands	RCON	Amount
Memorandum item 13 is to be completed by banks that had construction, land development, and other land loans (as reported in Schedule RC-C, Part I, item 1.a, column B) that exceeded the sum of tier 1 capital (as reported in Schedule RC-R, Part I, item 26) plus the allowance for loan and lease losses or the allowance for credit losses on loans and leases, as applicable (as reported in Schedule RC, item 4.c) as of the preceding December 31 report date.
13. Construction, land development, and other land loans with interest reserves:
a. Amount of loans that provide for the use of interest reserves (included in Schedule RC-C, Part I, item 1.a, column B)	G376	0	M.13.a.
b. Amount of interest capitalized from interest reserves on construction, land development, and other land loans that is included in interest and fee income on loans during the quarter (included in Schedule RI, item 1.a.(1)(b))	RIAD G377	0	M.13.b.
Memorandum item 14 is to be completed by all banks.	RCON
14. Pledged loans and leases	G378	188,000	M.14.
Memorandum item 15 is to be completed for the December report only.
15. Reverse mortgages:
a. Reverse mortgages outstanding that are held for investment (included in Schedule RC-C, item 1.c, above):
(1) Home Equity Conversion Mortgage (HECM) reverse mortgages	J466	NA	M.15.a.(1)
(2) Proprietary reverse mortgages	J467	NA	M.15.a.(2)

b.  Estimated number of reverse mortgage loan referrals to other lenders during the year from whom compensation has been received for services performed in connection with the origination of the reverse mortgages:

		Number
(1) Home Equity Conversion Mortgage (HECM) reverse mortgages	J468	NA	M.15.b.(1)
(2) Proprietary reverse mortgages	J469	NA	M.15.b.(2)

1.	Institutions that have adopted ASU 2016-13 should report only loans held for investment not considered purchased credit-deteriorated in Memorandum item 12.

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RC-13

Schedule RC-C—Continued

Part I—Continued

Memoranda—Continued

Dollar Amounts in Thousands	RCON	Amount
15.c. Principal amount of reverse mortgage originations that have been sold during the year:
(1) Home Equity Conversion Mortgage (HECM) reverse mortgages	J470	NA	M.15.c.(1)
(2) Proprietary reverse mortgages	J471	NA	M.15.c.(2)
Memorandum item 16 is to be completed by all banks.
16. Revolving, open-end loans secured by 1–4 family residential properties and extended under lines of credit that have converted to non-revolving closed-end status (included in item 1.c.(1) above)	LE75	0	M.16.
Amounts reported in Memorandum items 17.a and 17.b will not be made available to the public on an individual institution basis.
17. Eligible loan modifications under Section 4013, Temporary Relief from Troubled Debt Restructurings, of the 2020 Coronavirus Aid, Relief, and Economic Security Act:		Number
a. Number of Section 4013 loans outstanding	LG24	0	M.17.a.
		Amount
b. Outstanding balance of Section 4013 loans	LG25	0	M.17.b.

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RC-14

Schedule RC-C—Continued

Part II. Loans to Small Businesses and Small Farms

Report the number and amount currently outstanding as of the report date of business loans with “original amounts” of $1,000,000 or less and farm loans with “original amounts” of $500,000 or less. The following guidelines should be used to determine the “original amount” of a loan:

(1)

For loans drawn down under lines of credit or loan commitments, the “original amount” of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the “original amount” is the amount currently outstanding on the report date.

(2)	For loan participations and syndications, the “original amount” of the loan participation or syndication is the entire amount of the credit originated by the lead lender.

(3)	For all other loans, the “original amount” is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

Loans to Small Businesses

1.  Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, Part I, items 1.e.(1) and 1.e.(2), and all or substantially all of the dollar volume of your bank’s “Commercial and industrial loans” reported in Schedule RC-C, Part I, item 4, (1) have original amounts of $100,000 or less (If your bank has no loans outstanding in both of these two loan categories, place an “X” in the box marked “NO.”)

	RCON	Yes	No
	6999		x	1.
If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.
If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5.
If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4, and go to item 5.
	Number of Loans
	RCON	Number
2. Report the total number of loans currently outstanding for each of the following Schedule RC-C, Part I, loan categories:
a. “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, Part I, items 1.e.(1) and 1.e.(2) (Note: Sum of items 1.e.(1) and 1.e.(2) divided by the number of loans should NOT exceed $100,000.)	5562	NA		2.a.
b. “Commercial and industrial loans” reported in Schedule RC-C, Part I, item 4 (1) (Note: Item 4, (1) divided by the number of loans should NOT exceed $100,000.)	5563	NA		2.b.

Dollar Amounts in Thousands	(Column A) Number of Loans		(Column B) Amount Currently Outstanding
	RCON	Number	RCON	Amount

3.  Number and amount currently outstanding of “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, Part I, items 1.e.(1) and 1.e.(2) (sum of items 3.a through 3.c must be less than or equal to Schedule RC-C, Part I, sum of items 1.e.(1) and 1.e.(2)):

a. With original amounts of $100,000 or less	5564	0	5565	0	3.a.
b. With original amounts of more than $100,000 through $250,000	5566	0	5567	0	3.b.
c. With original amounts of more than $250,000 through $1,000,000	5568	0	5569	0	3.c.

4.  Number and amount currently outstanding of “Commercial and industrial loans” reported in Schedule RC-C, Part I, item 4 (1)

   (sum of items 4.a through 4.c must be less than or equal to Schedule RC-C, Part I, item 4 (1)):

a. With original amounts of $100,000 or less	5570	2	5571	0	4.a.
b. With original amounts of more than $100,000 through $250,000	5572	1	5573	0	4.b.
c. With original amounts of more than $250,000 through $1,000,000	5574	0	5575	0	4.c.

1.

Banks with $300 million or more in total assets should provide the requested information for “Commercial and industrial loans” based on the loans reported in Schedule RC-C, Part I, item 4.a, column A, “Commercial and industrial loans to U.S. addressees.”

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RC-15

Schedule RC-C—Continued

Part II—Continued

Agricultural Loans to Small Farms

5.	Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, Part I, item 1.b, and all or substantially all of the dollar volume of your bank’s “Loans to finance agricultural production and other loans to farmers” in reported in Schedule RC-C, Part I, item 3, have original amounts of $100,000 or less (If your bank has no loans outstanding in both of these two loan categories, place an “X” in the box marked “NO.”)	RCON	Yes	No
		6860		x	5.
If YES, complete items 6.a and 6.b below, and do not complete items 7 and 8.
If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below.
If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.

6.	Report the total number of loans currently outstanding for each of the following Schedule RC-C, Part I, loan categories:	Number of Loans
		RCON	Number
	a. “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, Part I, item 1.b (Note: Item 1.b, divided by the number of loans should NOT exceed $100,000.)	5576	NA	6.a.
	b. “Loans to finance agricultural production and other loans to farmers” in reported in Schedule RC-C, Part I, item 3 (Note: Item 3 divided by the number of loans should NOT exceed $100,000.)	5577	NA	6.b.

Dollar Amounts in Thousands		(Column A) Number of Loans		(Column B) Amount Currently Outstanding
7.	Number and amount currently outstanding of “Loans secured by farmland	RCON	Number	RCON	Amount
	(including farm residential and other improvements)” reported in Schedule RC-C, Part I, item 1.b (sum of items 7.a through 7.c must be less than or equal to Schedule RC-C, Part I, item 1.b):
	a. With original amounts of $100,000 or less	5578	NA	5579	NA	7.a.
	b. With original amounts of more than $100,000 through $250,000	5580	NA	5581	NA	7.b.
	c. With original amounts of more than $250,000 through $500,000	5582	NA	5583	NA	7.c.
8.	Number and amount currently outstanding of “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, Part I, item 3 (sum of items 8.a through 8.c must be less than or equal to Schedule RC-C, Part I, item 3):
	a. With original amounts of $100,000 or less	5584	NA	5585	NA	8.a.
	b. With original amounts of more than $100,000 through $250,000	5586	NA	5587	NA	8.b.
	c. With original amounts of more than $250,000 through $500,000	5588	NA	5589	NA	8.c.

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RC-16

Schedule RC-D—Trading Assets and Liabilities

Schedule RC-D is to be completed by banks that (1) reported total trading assets of $10 million or more in any of the four preceding calendar quarters, or (2) meet the FDIC’s definition of a large or highly complex institution for deposit insurance assessment purposes.

Dollar Amounts in Thousands		RCON	Amount
Assets
1. U.S. Treasury securities		3531	0	1.
2.	U.S. Government agency obligations (exclude mortgage-backed securities)	3532	0	2.
3.	Securities issued by states and political subdivisions in the U.S	3533	0	3.
4.	Mortgage-backed securities (MBS):
	a. Residential mortgage pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA	G379	0	4.a.
	b. Other residential MBS issued or guaranteed by U.S. Government agencies or sponsored agencies (1) (include CMOs, REMICs, and stripped MBS)	G380	0	4.b.
	c. All other residential MBS	G381	0	4.c.
	d. Commercial MBS issued or guaranteed by U.S. Government agencies or sponsored agencies (1)	K197	0	4.d.
	e. All other commercial MBS	K198	0	4.e.
5.	Other debt securities:
	a. Structured financial products	HT62	0	5.a.
	b. All other debt securities	G386	0	5.b.
6.	Loans:
	a. Loans secured by real estate:
	(1) Loans secured by 1-4 family residential properties	HT63	0	6.a.(1)
	(2) All other loans secured by real estate	HT64	0	6.a.(2)
	b. Commercial and industrial loans	F614	0	6.b.
	c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)	HT65	0	6.c.
	d. Other loans	F618	0	6.d.
7. and 8. Not applicable
9.	Other trading assets	3541	0	9.
10.	Not applicable
11.	Derivatives with a positive fair value	3543	0	11.
12.	Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)	3545	0	12.

Liabilities
13.	a. Liability for short positions	3546	0	13.a.
	b. Other trading liabilities	F624	0	13.b.
14.	Derivatives with a negative fair value	3547	0	14.
15.	Total trading liabilities (sum of items 13.a through 14) (must equal Schedule RC, item 15)	3548	0	15.

1.

U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

Memoranda

Dollar Amounts in Thousands	RCON	Amount
1. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-D, items 6.a through 6.d):
a. Loans secured by real estate:
(1) Loans secured by 1-4 family residential properties	HT66	0	M.1.a.(1)
(2) All other loans secured by real estate	HT67	0	M.1.a.(2)
b. Commercial and industrial loans	F632	0	M.1.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)	HT68	0	M.1.c.
d. Other loans	F636	0	M.1.d.

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RC-17

Schedule RC-E—Deposit Liabilities

		Transaction Accounts				Nontransaction Accounts
		(Column A) Total Transaction Accounts (Including Total Demand Deposits)		(Column B) Memo: Total Demand Deposits (1) (Included in Column A)		(Column C) Total Nontransaction Accounts (Including MMDAs)
Dollar Amounts in Thousands		RCON	Amount	RCON	Amount	RCON	Amount
Deposits of:
1.	Individuals, partnerships, and corporations	B549	15,523,000			B550	5,534,000	1.
2.	U.S. Government	2202	0			2520	0	2.
3.	States and political subdivisions in the U.S.	2203	157,000			2530	0	3.
4.	Commercial banks and other depository institutions in the U.S.	B551	301,000			B552	114,000	4.
5.	Banks in foreign countries	2213	8,894,000			2236	65,000	5.
6.	Foreign governments and official institutions (including foreign central banks)	2216	719,000			2377	0	6.
7.	Total (sum of items 1 through 6) (sum of columns A and C must equal Schedule RC, item 13.a)	2215	25,594,000	2210	25,593,000	2385	5,713,000	7.

Memoranda

Dollar Amounts in Thousands	RCON	Amount
1. Selected components of total deposits (i.e., sum of item 7, columns A and C):
a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts	6835	29,000	M.1.a.
b. Total brokered deposits	2365	557,000	M.1.b.
c. Brokered deposits of $250,000 or less (fully insured brokered deposits) (2)	HK05	439,000	M.1.c.
d. Maturity data for brokered deposits:
(1) Brokered deposits of $250,000 or less with a remaining maturity of one year or less (included in Memorandum item 1.c above)	HK06	439,000	M.1.d.(1)
(2) Not applicable
(3) Brokered deposits of more than $250,000 with a remaining maturity of one year or less (included in Memorandum item 1.b above)	K220	118,000	M.1.d.(3)
e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law) (to be completed for the December report only)	5590	NA	M.1.e.
f. Estimated amount of deposits obtained through the use of deposit listing services that are not brokered deposits	K223	0	M.1.f.
g. Total reciprocal deposits	JH83	0	M.1.g.
h. Sweep deposits:
(1) Fully insured, affiliate sweep deposits	MT87	150,000	M.1.h.(1)
(2) Not fully insured, affiliate sweep deposits	MT89	926,000	M.1.h.(2)
(3) Fully insured, non-affiliate sweep deposits	MT91	0	M.1.h.(3)
(4) Not fully insured, non-affiliate sweep deposits	MT93	0	M.1.h.(4)
i. Total sweep deposits that are not brokered deposits	MT95	912,000	M.1.i.

1.	Includes interest-bearing and noninterest-bearing demand deposits.
2.	The dollar amount used as the basis for reporting in Memorandum item 1.c reflects the deposit insurance limits in effect on the report date.

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RC-18

Schedule RC-E—Continued

Memoranda—Continued

Dollar Amounts in Thousands	RCON	Amount
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 7, column C above):
a. Savings deposits:
(1) Money market deposit accounts (MMDAs)	6810	5,591,000		M.2.a.	(1)
(2) Other savings deposits (excludes MMDAs)	0352	0		M.2.a.	(2)
b. Total time deposits of less than $100,000	6648	0		M.2.b.
c. Total time deposits of $100,000 through $250,000	J473	0		M.2.c.
d. Total time deposits of more than $250,000	J474	122,000		M.2.d.
e. Individual Retirement Accounts (IRAs) and Keogh Plan accounts of $100,000 or more included in Memorandum items 2.c and 2.d above	F233	0		M.2.e.
3. Maturity and repricing data for time deposits of $250,000 or less:
a. Time deposits of $250,000 or less with a remaining maturity or next repricing date of: (1), (2)
(1) Three months or less	HK07	0		M.3.a.	(1)
(2) Over three months through 12 months	HK08	0		M.3.a.	(2)
(3) Over one year through three years	HK09	0		M.3.a.	(3)
(4) Over three years	HK10	0		M.3.a.	(4)
b. Time deposits of $250,000 or less with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) and 3.a.(2) above) (3)	HK11	0		M.3.b.
4. Maturity and repricing data for time deposits of more than $250,000:
a. Time deposits of more than $250,000 with a remaining maturity or next repricing date of: (1), (4)
(1) Three months or less	HK12	122,000		M.4.a.	(1)
(2) Over three months through 12 months	HK13	0		M.4.a.	(2)
(3) Over one year through three years	HK14	0		M.4.a.	(3)
(4) Over three years	HK15	0		M.4.a.	(4)
b. Time deposits of more than $250,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above) (3)	K222	122,000		M.4.b.

	RCON	Yes	No

5.  Does your institution offer one or more consumer deposit account products, i.e., transaction account or nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use?

	P752		x	M.5.

Memorandum items 6 and 7 are to be completed by institutions with $1 billion or more in total assets (5) that answered “Yes” to Memorandum item 5 above.

Dollar Amounts in Thousands	RCON	Amount
6. Components of total transaction account deposits of individuals, partnerships, and corporations (sum of Memorandum items 6.a and 6.b must be less than or equal to item 1, column A above):
a. Total deposits in those noninterest-bearing transaction account deposit products intended primarily for individuals for personal, household, or family use	P753	NA	M.6.a.
b. Total deposits in those interest-bearing transaction account deposit products intended primarily for individuals for personal, household, or family use	P754	NA	M.6.b.

1.	Report fixed-rate time deposits by remaining maturity and floating rate time deposits by next repricing date.
2.	Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC-E, sum of Memorandum items 2.b and 2.c.
3.

Report both fixed- and floating-rate time deposits by remaining maturity. Exclude floating-rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.

4.	Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC-E, Memorandum item 2.d.
5.	The $1 billion asset-size test is based on the total assets reported on the June 30, 2021, Report of Condition.

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DEUTSCHE BANK TRUST COMPANY AMERICAS
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New York, NY 10019

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RC-19

Schedule RC-E—Continued

Memoranda—Continued

Dollar Amounts in Thousands	RCON	Amount

7.  Components of total nontransaction account deposits of individuals, partnerships, and corporations (sum of Memorandum items 7.a.(1), 7.a.(2), 7.b.(1), and 7.b.(2) plus all time deposits of individuals, partnerships, and corporations must equal item 1, column C, above):

a. Money market deposit accounts (MMDAs) of individuals, partnerships, and corporations (sum of Memorandum items 7.a.(1) and 7.a.(2) must be less than or equal to Memorandum item 2.a.(1) above):
(1) Total deposits in those MMDA deposit products intended primarily for individuals for personal, household, or family use	P756	NA	M.7.a.	(1)
(2) Deposits in all other MMDAs of individuals, partnerships, and corporations	P757	NA	M.7.a.	(2)
b. Other savings deposit accounts of individuals, partnerships, and corporations (sum of Memorandum items 7.b.(1) and 7.b.(2) must be less than or equal to Memorandum item 2.a.(2) above):
(1) Total deposits in those other savings deposit account deposit products intended primarily for individuals for personal, household, or family use	P758	NA	M.7.b.	(1)
(2) Deposits in all other savings deposit accounts of individuals, partnerships, and corporations	P759	NA	M.7.b.	(2)

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RC-20

Schedule RC-F—Other Assets (1)

Dollar Amounts in Thousands			RCON	Amount
1. Accrued interest receivable (2)			B556	36,000	1.
2. Net deferred tax assets (3)			2148	287,000	2.
3. Interest-only strips receivable (not in the form of a security) (4)			HT80	0	3.
4. Equity investments without readily determinable fair values (5)			1752	92,000	4.
5. Life insurance assets:
a. General account life insurance assets			K201	0	5.a.
b. Separate account life insurance assets			K202	0	5.b.
c. Hybrid account life insurance assets			K270	0	5.c.
6. All other assets
(itemize and describe amounts greater than $100,000 that exceed 25 percent of this item)			2168	1,592,000	6.
a. Prepaid expenses	2166	0			6.a.
b. Repossessed personal property (including vehicles)	1578	0			6.b.
c. Derivatives with a positive fair value held for purposes other than trading..	C010	0			6.c.
d. FDIC loss-sharing indemnification assets	J448	0			6.d.
e. Computer software	FT33	0			6.e.
f. Accounts receivable	FT34	1,210,000			6.f.
g. Receivables from foreclosed government-guaranteed mortgage loans	FT35	0			6.g.
h. TEXT 3549	3549	0			6.h.
i. TEXT 3550	3550	0			6.i.
j. TEXT 3551	3551	0			6.j.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 11)			2160	2,007,000	7.

1.	Institutions that have adopted ASU 2016-13 should report asset amounts in Schedule RC-F net of any applicable allowance for credit losses.
2.

Include accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets. Exclude accrued interest receivable on interest-bearing assets that is reported elsewhere on the balance sheet.

3.	See discussion of deferred income taxes in Glossary entry on “income taxes.”
4.	Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
5.	Include Federal Reserve stock, Federal Home Loan Bank stock, and bankers’ bank stock.

Schedule RC-G—Other Liabilities

Dollar Amounts in Thousands			RCON	Amount
1. a. Interest accrued and unpaid on deposits (1) .			3645	0	1.a.
b. Other expenses accrued and unpaid (includes accrued income taxes payable)			3646	419,000	1.b.
2. Net deferred tax liabilities (2)			3049	0	2.
3. Allowance for credit losses on off-balance-sheet credit exposures (3)..			B557	2,000	3.
4. All other liabilities
(itemize and describe amounts greater than $100,000 that exceed 25 percent of this item)			2938	1,637,000	4.
a. Accounts payable..	3066	728,000			4.a.
b. Deferred compensation liabilities	C011	0			4.b.
c. Dividends declared but not yet payable	2932	0			4.c.
d. Derivatives with a negative fair value held for purposes other than trading	C012	0			4.d.
e. Operating lease liabilities	LB56	0			4.e.
f. TEXT 3552	3552	0			4.f.
g. TEXT 3553	3553	0			4.g.
h. TEXT 3554	3554	0			4.h.
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20).			2930	2,058,000	5.

1.	For savings banks, include “dividends” accrued and unpaid on deposits.
2.	See discussion of deferred income taxes in Glossary entry on “income taxes.”
3.	Institutions that have adopted ASU 2016-13 should report in item 3 the allowance for credit losses on those off-balance sheet credit exposures that fall within the scope of the standard.

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DEUTSCHE BANK TRUST COMPANY AMERICAS
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New York, NY 10019

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RC-21

Schedule RC-K—Quarterly Averages (1)

Dollar Amounts in Thousands	RCON	Amount
Assets
1. Interest-bearing balances due from depository institutions	3381	21,790,000	1.
2. U.S. Treasury securities and U.S. Government agency obligations (2)
(excluding mortgage-backed securities)	B558	758,000	2.
3. Mortgage-backed securities (2)	B559	0	3.
4. All other debt securities (2) and equity securities with readily determinable fair values not held for trading (3)	B560	6,000	4.
5. Federal funds sold and securities purchased under agreements to resell	3365	5,917,000	5.
6. Loans:
a. Total loans	3360	12,276,000	6.a.
b. Loans secured by real estate:
(1) Loans secured by 1–4 family residential properties	3465	2,323,000	6.b.(1)
(2) All other loans secured by real estate	3466	3,360,000	6.b.(2)
c. Commercial and industrial loans	3387	1,498,000	6.c.
d. Loans to individuals for household, family, and other personal expenditures:
(1) Credit cards	B561	0	6.d.(1)
(2) Other (includes revolving credit plans other than credit cards, automobile loans, and other consumer loans)	B562	306,000	6.d.(2)
Item 7 is to be completed by (1) banks that reported total trading assets of $10 million or more in any of the four preceding calendar quarters and (2) all banks meeting the FDIC’s definition of a large or highly complex institution for deposit insurance assessment purposes.
7. Trading assets	3401	0	7.
8. Lease financing receivables (net of unearned income)	3484	60,000	8.
9. Total assets (4)	3368	42,140,000	9.
Liabilities
10. Interest-bearing transaction accounts (interest-bearing demand deposits, NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	3485	5,980,000	10.
11. Nontransaction accounts:
a. Savings deposits (includes MMDAs)	B563	4,926,000	11.a.
b. Time deposits of $250,000 or less	HK16	0	11.b.
c. Time deposits of more than $250,000	HK17	138,000	11.c.
12. Federal funds purchased and securities sold under agreements to repurchase	3353	0	12.
13. To be completed by banks with $100 million or more in total assets: (5)
Other borrowed money (includes mortgage indebtedness)	3355	81,000	13.

1.	For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures
(i.e., the Wednesday of each week of the quarter).
2.	Quarterly averages for all debt securities should be based on amortized cost.
3.	Quarterly averages for equity securities with readily determinable fair values should be based on fair value.
4.	The quarterly average for total assets should reflect securities not held for trading as follows:
a)	Debt securities at amortized cost.
b)	Equity securities with readily determinable fair values at fair value.
c)

Equity investments without readily determinable fair values at their balance sheet carrying values (i.e., fair value or, if elected, cost minus impairment, if any, plus or minus changes resulting from observable price changes).

5.	The $100 million asset-size test is based on the total assets reported on the June 30, 2021, Report of Condition.

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DEUTSCHE BANK TRUST COMPANY AMERICAS
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New York, NY 10019

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RC-22

Schedule RC-K—Quarterly Averages (1) —Continued

Memorandum

Dollar Amounts in Thousands	RCON	Amount
Memorandum item 1 is to be completed by: (2)
• banks with $300 million or more in total assets, and
• banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, Part 1, item 3) exceeding 5 percent of total loans.
1. Loans to finance agricultural production and other loans to farmers	3386	0	M.1.

1.	For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures
(i.e., the Wednesday of each week of the quarter).
2.	The $300 million asset-size test and the 5 percent of total loans test are based on the total assets and total loans reported on the
June 30, 2021, Report of Condition.

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DEUTSCHE BANK TRUST COMPANY AMERICAS
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New York, NY 10019

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RC-23

Schedule RC-L—Derivatives and Off-Balance-Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

Dollar Amounts in Thousands			RCON	Amount
1. Unused commitments:
a. Revolving, open-end lines secured by 1–4 family residential properties, e.g., home equity lines			3814	142,000	1.a.
Item 1.a.(1) is to be completed for the December report only.
(1) Unused commitments for reverse mortgages outstanding that are held for investment (included in item 1.a. above)			HT72	NA	1.a.	(1)
b. Credit card lines			3815	0	1.b.

Items 1.b.(1) and 1.b.(2) are to be completed semiannually in the June and December reports only by banks with either $300 million or more in total assets or $300 million or more in credit card lines (1) (sum of items 1.b.(1) and 1.b.(2) must equal item 1.b).

(1) Unused consumer credit card lines			J455	0	1.b.	(1)
(2) Other unused credit card lines			J456	0	1.b.	(2)
c. Commitments to fund commercial real estate, construction, and land development loans:
(1) Secured by real estate:
(a) 1–4 family residential construction loan commitments			F164	0	1.c.	(1)(a)
(b) Commercial real estate, other construction loan, and land development loan commitments			F165	174,000	1.c.	(1)(b)
(2) NOT secured by real estate			6550	0	1.c.	(2)
d. Securities underwriting			3817	0	1.d.
e. Other unused commitments:
(1) Commercial and industrial loans			J457	442,000	1.e.	(1)
(2) Loans to financial institutions			J458	245,000	1.e.	(2)
(3) All other unused commitments			J459	7,000,000	1.e.	(3)
2. Financial standby letters of credit			3819	516,000	2.
Item 2.a is to be completed by banks with $1 billion or more in total assets. (1)
a. Amount of financial standby letters of credit conveyed to others	3820	159,000			2.a.
3. Performance standby letters of credit			3821	49,000	3.
Item 3.a is to be completed by banks with $1 billion or more in total assets. (1)
a. Amount of performance standby letters of credit conveyed to others	3822	0			3.a.
4. Commercial and similar letters of credit			3411	0	4.
5. Not applicable
6. Securities lent and borrowed:
a. Securities lent (including customers’ securities lent where the customer is indemnified against loss by the reporting bank)				3433	6.a.
b. Securities borrowed				3432	6.b.

	(Column A) Sold Protection		(Column B) Purchased Protection
7. Credit derivatives:	RCON	Amount	RCON	Amount
a. Notional amounts:
(1) Credit default swaps	C968	0	C969	0	7.a.	(1)
(2) Total return swaps	C970	0	C971	0	7.a.	(2)
(3) Credit options	C972	0	C973	0	7.a.	(3)
(4) Other credit derivatives	C974	0	C975	0	7.a.	(4)

1.	The asset-size tests and the $300 million credit card lines test are based on the total assets and credit card lines reported on the June 30, 2021, Report of Condition.

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DEUTSCHE BANK TRUST COMPANY AMERICAS
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New York, NY 10019

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RC-24

Schedule RC-L—Continued

	(Column A) Sold Protection		(Column B) Purchased Protection
Dollar Amounts in Thousands	RCON	Amount	RCON	Amount
7.b. Gross fair values:
(1) Gross positive fair value	C219	0	C221	0			7.b.	(1)
(2) Gross negative fair value	C220	0	C222	0			7.b.	(2)
					RCON	Amount
7.c. Notional amounts by regulatory capital treatment: (1)
(1) Positions covered under the Market Risk Rule:
(a) Sold protection					G401	0	7.c.	(1)(a)
(b) Purchased protection					G402	0	7.c.	(1)(b)
(2) All other positions:
(a) Sold protection					G403	0	7.c.	(2)(a)
(b) Purchased protection that is recognized as a guarantee for regulatory capital purposes					G404	0	7.c.	(2)(b)
(c) Purchased protection that is not recognized as a guarantee for regulatory capital purposes					G405	0	7.c.	(2)(c)

	Remaining Maturity of:
	(Column A) One Year or Less		(Column B) Over One Year Through Five Years		(Column C) Over Five Years
Dollar Amounts in Thousands	RCON	Amount	RCON	Amount	RCON	Amount
7.d. Notional amounts by remaining maturity:
(1) Sold credit protection: (2)
(a) Investment grade	G406	0	G407	0	G408	0	7.d.	(1)(a)
(b) Subinvestment grade	G409	0	G410	0	G411	0	7.d.	(1)(b)
(2) Purchased credit protection: (3)
(a) Investment grade	G412	0	G413	0	G414	0	7.d.	(2)(a)
(b) Subinvestment grade	G415	0	G416	0	G417	0	7.d.	(2)(b)

			RCON	Amount
8. Not applicable
9. All other off-balance-sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25 percent of Schedule RC, item 27.a, “Total bank equity capital”)			3430	0	9.
a. Not applicable
b. Commitments to purchase when-issued securities	3434	0			9.b.
c. Standby letters of credit issued by another party (e.g., a Federal Home Loan Bank) on the bank’s behalf	C978	0			9.c.
d. TEXT 3555	3555	0			9.d.
e. TEXT 3556	3556	0			9.e.
f. TEXT 3557	3557	0			9.f.
10. All other off-balance-sheet assets (exclude derivatives) (itemize and describe each component of this item over 25 percent of Schedule RC, item 27.a, “Total bank equity capital”):			5591	0	10.
a. Commitments to sell when-issued securities	3435	0			10.a.
b. TEXT 5592	5592	0			10.b.
c. TEXT 5593	5593	0			10.c.
d. TEXT 5594	5594	0			10.d.
e. TEXT 5595	5595	0			10.e.

1.

Sum of items 7.c.(1)(a) and 7.c.(2)(a), must equal sum of items 7.a.(1) through (4), column A. Sum of items 7.c.(1)(b), 7.c.(2)(b), and 7.c.(2)(c) must equal sum of items 7.a.(1) through (4), column B.

2.	Sum of items 7.d.(1)(a) and (b), columns A through C, must equal sum of items 7.a.(1) through (4), column A.
3.	Sum of items 7.d.(2)(a) and (b), columns A through C, must equal sum of items 7.a.(1) through (4), column B.

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DEUTSCHE BANK TRUST COMPANY AMERICAS
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New York, NY 10019

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Page 41 of 87
RC-25

Schedule RC-L—Continued

Dollar Amounts in Thousands			RCON	Amount
Items 11.a and 11.b are to be completed semiannually in the June and December reports only.
11. Year-to-date merchant credit card sales volume:
a. Sales for which the reporting bank is the acquiring bank			C223	0	11.a.
b. Sales for which the reporting bank is the agent bank with risk			C224	0	11.b.

Dollar Amounts in Thousands	(Column A) Interest Rate Contracts	(Column B) Foreign Exchange Contracts	(Column C) Equity Derivative Contracts	(Column D) Commodity and Other Contracts
Derivatives Position Indicators	Amount	Amount	Amount	Amount
12. Gross amounts (e.g., notional amounts) (for each column, sum of items 12.a through 12.e must equal sum of items 13 and 14):	RCON 8693	RCON 8694	RCON 8695	RCON 8696
a. Futures contracts	0	0	0	0	12.a.
	RCON 8697	RCON 8698	RCON 8699	RCON 8700
b. Forward contracts	0	0	0	0	12.b.
c. Exchange-traded option contracts:	RCON 8701	RCON 8702	RCON 8703	RCON 8704
(1) Written options	0	0	0	0	12.c.(1)
	RCON 8705	RCON 8706	RCON 8707	RCON 8708
(2) Purchased options	0	0	0	0	12.c.(2)
d. Over-the-counter option contracts:	RCON 8709	RCON 8710	RCON 8711	RCON8712
(1) Written options	0	0	0	0	12.d.(1)
	RCON 8713	RCON 8714	RCON 8715	RCON 8716
(2) Purchased options	0	0	0	0	12.d.(2)
	RCON 3450	RCON 3826	RCON 8719	RCON 8720
e. Swaps	31,164,000	0	0	0	12.e.
13. Total gross notional amount of derivative contracts held for trading	RCON A126	RCON A127	RCON 8723	RCON 8724
	0	0	0	0	13.
14. Total gross notional amount of derivative contracts held for purposes other than trading	RCON 8725	RCON 8726	RCON 8727	RCON 8728
	31,164,000	0	0	0	14.
a. Interest rate swaps where the bank has agreed to pay a fixed rate	RCON A589
	0				14.a.

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New York, NY 10019

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RC-26

Schedule RC-L—Continued

	(Column A)	(Column B)	(Column C)	(Column D)
	Interest Rate	Foreign Exchange	Equity Derivative	Commodity and Other
Dollar Amounts in Thousands	Contracts	Contracts	Contracts	Contracts
	Amount	Amount	Amount	Amount
Derivatives Position Indicators
15. Gross fair values of derivative contracts:
a. Contracts held for trading:
(1) Gross positive fair value	RCON 8733	RCON 8734	RCON 8735	RCON 8736
	0	0	0	0	15.a.	(1)
(2) Gross negative fair value	RCON 8737	RCON 8738	RCON 8739	RCON 8740
	0	0	0	0	15.a.	(2)
b. Contracts held for purposes other than trading:
(1) Gross positive fair value	RCON 8741	RCON 8742	RCON 8743	RCON 8744
	218,000	0	0	0	15.b.	(1)
(2) Gross negative fair value	RCON 8745	RCON 8746	RCON 8747	RCON 8748
	303,000	0	0	0	15.b.	(2)

	(Column A)				(Column E)
	Banks and Securities		(Columns B-D)		Corporations and All
	Firms		Not applicable		Other Counterparties
Dollar Amounts in Thousands	RCON	Amount	RCON	Amount	RCON	Amount
Item 16 is to be completed only by banks with total assets of $10 billion or more. (1)
16. Over-the-counter derivatives:
a. Net current credit exposure	G418	0			G422	214,000	16.a.
b. Fair value of collateral:
(1) Cash—U.S. dollar	G423	0			G427	0	16.b.	(1)
(2) Cash—Other currencies	G428	0			G432	0	16.b.	(2)
(3) U.S. Treasury securities	G433	0			G437	0	16.b.	(3)
(4) through (6) Not Applicable
(7) All other collateral	G453	0			G457	0	16.b.	(7)
(8) Total fair value of collateral (sum of items 16.b.(1) through (7))	G458	0			G462	0	16.b.	(8)

1.	The $10 billion asset-size test is based on the total assets reported on the June 30, 2021, Report of Condition.

06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

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Page 43 of 87
RC-27

Schedule RC-M—Memoranda

Dollar Amounts in Thousands					RCON	Amount
1.	Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
	a.	Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests			6164	1,000	1.a.
				Number
	b.	Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in agency regulations	6165	2			1.b.
2.	Intangible assets:
	a.	Mortgage servicing assets			3164	0	2.a.
		(1) Estimated fair value of mortgage servicing assets	A590	0			2.a.(1)
	b.	Goodwill			3163	0	2.b.
	c.	All other intangible assets			JF76	7,000	2.c.

	d.	Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10)			2143	7,000	2.d.

3.	Other real estate owned:
	a.	Construction, land development, and other land			5508	0	3.a.
	b.	Farmland			5509	0	3.b.
	c.	1–4 family residential properties			5510	2,000	3.c.
	d.	Multifamily (5 or more) residential properties			5511	0	3.d.
	e.	Nonfarm nonresidential properties			5512	0	3.e.
	f.	Total (sum of items 3.a through 3.e) (must equal Schedule RC, item 7)			2150	2,000	3.f.
4.	Cost of equity securities with readily determinable fair values not held for trading (the fair value of which is reported in Schedule RC, item 2.c) (1)				JA29	3,000	4.
5.	Other borrowed money:
	a.	Federal Home Loan Bank advances:
		(1) Advances with a remaining maturity or next repricing date of: (2)
		(a) One year or less			F055	0	5.a.(1)(a)
		(b) Over one year through three years			F056	0	5.a.(1)(b)
		(c) Over three years through five years			F057	0	5.a.(1)(c)
		(d) Over five years			F058	0	5.a.(1)(d)
		(2) Advances with a REMAINING MATURITY of one year or less (included in item 5.a.(1)(a) above) (3)			2651	0	5.a.(2)
		(3) Structured advances (included in items 5.a.(1)(a)–(d) above)			F059	0	5.a.(3)
	b.	Other borrowings:
		(1) Other borrowings with a remaining maturity or next repricing date of: (4)
		(a) One year or less			F060	73,000	5.b.(1)(a)
		(b) Over one year through three years			F061	0	5.b.(1)(b)
		(c) Over three years through five years			F062	0	5.b.(1)(c)
		(d) Over five years			F063	0	5.b.(1)(d)
		(2) Other borrowings with a REMAINING MATURITY of one year or less (included in item 5.b.(1)(a) above) (5)			B571	73,000	5.b.(2)

	c.	Total (sum of items 5.a.(1)(a)–(d) and items 5.b.(1)(a)–(d)) (must equal Schedule RC, item 16)			3190	73,000	5.c.

1.

Item 4 is to be completed only by insured state banks that have been approved by the FDIC to hold grandfathered equity investments. See instructions for this item and the Glossary entry for “Securities Activities” for further detail on accounting for investments in equity securities.

2.	Report fixed-rate advances by remaining maturity and floating-rate advances by next repricing date.
3.	Report both fixed- and floating-rate advances by remaining maturity. Exclude floating-rate advances with a next repricing date of one year or less that have a remaining maturity of over one year.
4.	Report fixed-rate other borrowings by remaining maturity and floating-rate other borrowings by next repricing date.
5.

Report both fixed- and floating-rate other borrowings by remaining maturity. Exclude floating-rate other borrowings with a next repricing date of one year or less that have a remaining maturity of over one year.

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DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

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Page 44 of 87
RC-28

Schedule RC-M—Continued

Dollar Amounts in Thousands					RCON	Yes	No
6.	Does the reporting bank sell private label or third-party mutual funds and annuities?				B569		x	6.

					RCON	Amount
7.	Assets under the reporting bank’s management in proprietary mutual funds and annuities				B570		0	7.
8.	Internet website addresses and physical office trade names:
	a.	Uniform Resource Locator (URL) of the reporting institution’s primary Internet website (home page), if any (Example: www.examplebank.com):
		TEXT 4087		http:// http://www.db.com				8.a.
	b.	URLs of all other public-facing Internet websites that the reporting institution uses to accept or solicit deposits from the public, if any (Example: www.examplebank.biz): (1)
		(1)	TE01 N528	http://				8.b.(1)
		(2)	TE02 N528	http://				8.b.(2)
		(3)	TE03 N528	http://				8.b.(3)
		(4)	TE04 N528	http://				8.b.(4)
		(5)	TE05 N528	http://				8.b.(5)
		(6)	TE06 N528	http://				8.b.(6)
		(7)	TE07 N528	http://				8.b.(7)
		(8)	TE08 N528	http://				8.b.(8)
		(9)	TE09 N528	http://				8.b.(9)
		(10)	TE10 N528	http://				8.b.(10)
	c.	Trade names other than the reporting institution’s legal title used to identify one or more of the institution’s physical offices at which deposits are accepted or solicited from the public, if any:
		(1)	TE01 N529					8.c.(1)
		(2)	TE02 N529					8.c.(2)
		(3)	TE03 N529					8.c.(3)
		(4)	TE04 N529					8.c.(4)
		(5)	TE05 N529					8.c.(5)
		(6)	TE06 N529					8.c.(6)
Item 9 is to be completed annually in the December report only.

					RCON	Yes	No
9.	Do any of the bank’s Internet websites have transactional capability, i.e., allow the bank’s customers to execute transactions on their accounts through the website?				4088			9.

					RCON	Amount
10.	Secured liabilities:
	a.	Amount of “Federal funds purchased” that are secured (included in Schedule RC, item 14.a)			F064		0	10.a.
	b.	Amount of “Other borrowings” that are secured (included in Schedule RC-M, items 5.b.(1)(a)–(d))			F065		0	10.b.

					RCON	Yes	No
11.	Does the bank act as trustee or custodian for Individual Retirement Accounts, Health Savings Accounts, and other similar accounts?				G463		x	11.
12.	Does the bank provide custody, safekeeping, or other services involving the acceptance of orders for the sale or purchase of securities?				G464		x	12.

1.

Report only highest level URLs (for example, report www.examplebank.biz, but do not also report www.examplebank.biz/checking). Report each top level domain name used (for example, report both www.examplebank.biz and www.examplebank.net).

06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 45 of 87
RC-29

Schedule RC-M—Continued

Dollar Amounts in Thousands				RCON	Amount
13.	Assets covered by loss-sharing agreements with the FDIC:
	a.	Loans and leases (included in Schedule RC, items 4.a and 4.b):
		(1)	Loans secured by real estate:
			(a) Construction, land development, and other land loans:
			(1) 1–4 family residential construction loans	K169		0	13.a.(1)(a)(1)
			(2) Other construction loans and all land development and other land loans	K170		0	13.a.(1)(a)(2)
			(b) Secured by farmland	K171		0	13.a.(1)(b)
			(c) Secured by 1–4 family residential properties:
			(1) Revolving, open-end loans secured by 1–4 family residential properties and extended under lines of credit	K172		0	13.a.(1)(c)(1)
			(2) Closed-end loans secured by 1–4 family residential properties:
			(a) Secured by first liens	K173		0	13.a.(1)(c)(2)(a)
			(b) Secured by junior liens	K174		0	13.a.(1)(c)(2)(b)
			(d) Secured by multifamily (5 or more) residential properties	K175		0	13.a.(1)(d)
			(e) Secured by nonfarm nonresidential properties:
			(1) Loans secured by owner-occupied nonfarm nonresidential properties	K176		0	13.a.(1)(e)(1)
			(2) Loans secured by other nonfarm nonresidential properties	K177		0	13.a.(1)(e)(2)
		(2)	through (4) Not applicable
		(5)	All other loans and all leases	K183		0	13.a.(5)
	b.	Other real estate owned (included in Schedule RC, item 7):
		(1)	Construction, land development, and other land	K187		0	13.b.(1)
		(2)	Farmland	K188		0	13.b.(2)
		(3)	1–4 family residential properties	K189		0	13.b.(3)
		(4)	Multifamily (5 or more) residential properties	K190		0	13.b.(4)
		(5)	Nonfarm nonresidential properties	K191		0	13.b.(5)
		(6)	Not applicable
		(7)	Portion of covered other real estate owned included in items 13.b.(1) through (5) above that is protected by FDIC loss-sharing agreements	K192		0	13.b.(7)
	c.	Debt securities (included in Schedule RC, items 2.a and 2.b)		J461		0	13.c.
	d.	Other assets (exclude FDIC loss-sharing indemnification assets)		J462		0	13.d.
Items 14.a and 14.b are to be completed annually in the December report only.
14.	Captive insurance and reinsurance subsidiaries:
	a.	Total assets of captive insurance subsidiaries (1)		K193		NA	14.a.
	b.	Total assets of captive reinsurance subsidiaries (1)		K194		NA	14.b.
Item 15 is to be completed by institutions that are required or have elected to be treated as a Qualified Thrift Lender.
15.	Qualified Thrift Lender (QTL) test:

				RCON	Number
	a.	Does the institution use the Home Owners’ Loan Act (HOLA) QTL test or the Internal Revenue Service Domestic Building and Loan Association (IRS DBLA) test to determine its QTL compliance? (for the HOLA QTL test, enter 1; for the IRS DBLA test, enter 2)		L133		NA	15.a.
					Yes	No
	b.	Has the institution been in compliance with the HOLA QTL test as of each month end during the quarter or the IRS DBLA test for its most recent taxable year, as applicable?		L135			15.b.

1.	Report total assets before eliminating intercompany transactions between the consolidated insurance or reinsurance subsidiary and other offices or consolidated subsidiaries of the reporting bank.

06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 46 of 87
RC-30

Schedule RC-M—Continued

Dollar Amounts in Thousands			RCON	Number
Item 16.a and, if appropriate, items 16.b.(1) through 16.b.(3) are to be completed annually in the December report only.
16.	International remittance transfers offered to consumers: (1)
	a.	Estimated number of international remittance transfers provided by your institution during the calendar year ending on the report date	N523	NA	16.a.

Items 16.b.(1) through 16.b.(3) are to be completed by institutions that reported 501 or more international remittance transfers in item 16.a in either or both of the current report or the most recent prior report in which item 16.a was required to be completed.

				Amount
	b.	Estimated dollar value of remittance transfers provided by your institution and usage of regulatory exceptions during the calendar year ending on the report date:
		(1) Estimated dollar value of international remittance transfers	N524	NA	16.b.(1)

				Number
		(2) Estimated number of international remittance transfers for which your institution applied the permanent exchange rate exception	MM07	NA	16.b.(2)
		(3) Estimated number of international remittance transfers for which your institution applied the permanent covered third-party fee exception	MQ52	NA	16.b.(3)
17.	U.S. Small Business Administration Paycheck Protection Program (PPP) loans (2) and the Federal Reserve PPP Liquidity Facility (PPPLF):
	a.	Number of PPP loans outstanding	LG26	0	17.a.

				Amount
	b.	Outstanding balance of PPP loans	LG27	0	17.b.
	c.	Outstanding balance of PPP loans pledged to the PPPLF	LG28	0	17.c.
	d.	Outstanding balance of borrowings from Federal Reserve Banks under the PPPLF with a remaining maturity of:
		(1) One year or less	LL59	0	17.d.(1)
		(2) More than one year	LL60	0	17.d.(2)
	e.	Quarterly average amount of PPP loans pledged to the PPPLF and excluded from “Total assets for the leverage ratio” reported in Schedule RC-R, Part I, item 30	LL57	0	17.e.
18.	Money Market Mutual Fund Liquidity Facility (MMLF):
	a.	Outstanding balance of assets purchased under the MMLF	LL61	0	18.a.
	b.	Quarterly average amount of assets purchased under the MMLF and excluded from “Total assets for the leverage ratio” reported in Schedule RC-R, Part I, item 30	LL58	0	18.b.

1.	Report information about international electronic transfers of funds offered to consumers in the United States that:

(a)	are “remittance transfers” as defined by subpart B of Regulation E (12 CFR § 1005.30(e)), or

(b)

would qualify as “remittance transfers” under subpart B of Regulation E (12 CFR § 1005.30(e)) but are excluded from that definition only because the provider is not providing those transfers in the normal course of its business. See 12 CFR § 1005.30(f).

For purposes of this item 16, such transfers are referred to as international remittance transfers.

Exclude transfers sent by your institution as a correspondent bank for other providers. Report information only about transfers for which the reporting institution is the provider.

2.	Paycheck Protection Program (PPP) covered loans as defined in sections 7(a)(36) and 7(a)(37) of the Small Business Act (15 U.S.C. 636(a) (36) and (37)).

06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 47 of 87
RC-31

Schedule RC-N—Past Due and Nonaccrual Loans, Leases, and Other Assets

	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual
Dollar Amounts in Thousands	RCON	Amount	RCON	Amount	RCON	Amount
1. Loans secured by real estate:
a. Construction, land development, and other land loans:
(1) 1–4 family residential construction loans	F172	0	F174	0	F176	0	1.a.	(1)
(2) Other construction loans and all land development and other land loans	F173	0	F175	0	F177	0	1.a.	(2)
b. Secured by farmland	3493	0	3494	0	3495	0	1.b.
c. Secured by 1– 4 family residential properties:
(1) Revolving, open-end loans secured by 1– 4 family residential properties and extended under lines of credit	5398	6,000	5399	0	5400	3,000	1.c.	(1)
(2) Closed-end loans secured by 1-4 family residential properties:
(a) Secured by first liens	C236	0	C237	0	C229	60,000	1.c.	(2)(a)
(b) Secured by junior liens	C238	0	C239	0	C230	2,000	1.c.	(2)(b)
d. Secured by multifamily (5 or more) residential properties	3499	0	3500	0	3501	0	1.d.
e. Secured by nonfarm nonresidential properties:
(1) Loans secured by owner-occupied nonfarm nonresidential properties	F178	0	F180	0	F182	0	1.e.	(1)
(2) Loans secured by other nonfarm nonresidential properties	F179	0	F181	0	F183	0	1.e.	(2)
2. Loans to depository institutions and acceptances of other banks	B834	0	B835	0	B836	0	2.
3. Not applicable
4. Commercial and industrial loans	1606	0	1607	0	1608	0	4.
5. Loans to individuals for household, family, and other personal expenditures:
a. Credit cards	B575	0	B576	0	B577	0	5.a.
b. Automobile loans	K213	0	K214	0	K215	0	5.b.
c. Other (includes revolving credit plans other than credit cards and other consumer loans)	K216	0	K217	0	K218	0	5.c.
6. Not applicable
7. All other loans (1)	5459	0	5460	0	5461	0	7.
8. Lease financing receivables	1226	0	1227	0	1228	0	8.

9. Total loans and leases (sum of items 1 through 8)	1406	6,000	1407	0	1403	65,000	9.

10. Debt securities and other assets (exclude other real estate owned and other repossessed assets)	3505	0	3506	0	3507	0	10.

1.

Includes past due and nonaccrual “Loans to finance agricultural productions and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Loans to nondepository financial institutions and other loans.”

06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 48 of 87
RC-32

Schedule RC-N—Continued

Amounts reported by loan and lease category in Schedule RC-N, items 1 through 8, include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in items 11 and 12 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual
Dollar Amounts in Thousands	RCON	Amount	RCON	Amount	RCON	Amount
11. Loans and leases reported in items 1 through 8 above that are wholly or partially guaranteed by the U.S. Government, excluding loans and leases covered by loss-sharing agreements with the FDIC	K036	0	K037	0	K038	0	11.
a. Guaranteed portion of loans and leases included in item 11 above, excluding rebooked “GNMA loans”	K039	0	K040	0	K041	0	11.a.
b. Rebooked “GNMA loans” that have been repurchased or are eligible for repurchase included in item 11 above	K042	0	K043	0	K044	0	11.b.
12. Loans and leases reported in items 1 through 8 above that are covered by loss-sharing agreements with the FDIC:
a. Loans secured by real estate:
(1) Construction, land development, and other land loans:
(a) 1–4 family residential construction loans	K045	0	K046	0	K047	0	12.a.	(1)(a)
(b) Other construction loans and all land development and other land loans	K048	0	K049	0	K050	0	12.a.	(1)(b)
(2) Secured by farmland	K051	0	K052	0	K053	0	12.a.	(2)
(3) Secured by 1–4 family residential properties:
(a) Revolving, open-end loans secured by 1–4 family residential properties and extended under lines of credit	K054	0	K055	0	K056	0	12.a.	(3)(a)
(b) Closed-end loans secured by 1–4 family residential properties:
(1) Secured by first liens	K057	0	K058	0	K059	0	12.a.	(3)(b)(1)
(2) Secured by junior liens	K060	0	K061	0	K062	0	12.a.	(3)(b)(2)
(4) Secured by multifamily (5 or more) residential properties	K063	0	K064	0	K065	0	12.a.	(4)
(5) Secured by nonfarm nonresidential properties:
(a) Loans secured by owner-occupied nonfarm nonresidential properties	K066	0	K067	0	K068	0	12.a.	(5)(a)
(b) Loans secured by other nonfarm nonresidential properties	K069	0	K070	0	K071	0	12.a.	(5)(b)
b. through d. Not applicable
e. All other loans and all leases	K087	0	K088	0	K089	0	12.e.
f. Portion of covered loans and leases included in items 12.a through 12.e above that is protected by FDIC loss-sharing agreements	K102	0	K103	0	K104	0	12.f.

06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 49 of 87
RC-33

Schedule RC-N—Continued

Memoranda

	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual
Dollar Amounts in Thousands	RCON	Amount	RCON	Amount	RCON	Amount
1. Loans restructured in troubled debt restructurings included in Schedule RC-N, items 1 through 7, above (and not reported in Schedule RC-C, Part I, Memorandum item 1):
a. Construction, land development, and other land loans:
(1) 1–4 family residential construction loans	K105	0	K106	0	K107	0	M.1.a.	(1)
(2) Other construction loans and all land development and other land loans	K108	0	K109	0	K110	0	M.1.a.	(2)
b. Loans secured by 1–4 family residential properties	F661	0	F662	0	F663	2,000	M.1.b.
c. Secured by multifamily (5 or more) residential properties	K111	0	K112	0	K113	0	M.1.c.
d. Secured by nonfarm nonresidential properties:
(1) Loans secured by owner-occupied nonfarm nonresidential properties	K114	0	K115	0	K116	0	M.1.d.	(1)
(2) Loans secured by other nonfarm nonresidential properties	K117	0	K118	0	K119	0	M.1.d.	(2)
e. Commercial and industrial loans	K257	0	K258	0	K259	0	M.1.e.
Memorandum items 1.e.(1) and (2) are to be completed by banks with $300 million or more in total assets (sum of Memorandum items 1.e.(1) and (2) must equal ‘Memorandum item 1.e): (1)
(1) To U.S. addressees (domicile)	K120	0	K121	0	K122	0	M.1.e.	(1)
(2) To non-U.S. addressees (domicile)	K123	0	K124	0	K125	0	M.1.e.	(2)
f. All other loans ( include loans to individuals for household, family, and other personal expenditures)	K126	0	K127	0	K128	0	M.1.f.

Itemize loan categories included in Memorandum item 1.f, above that exceed 10 percent of total loans restructured in troubled debt restructurings that are past due 30 days or more or in nonaccrual status (sum of Memorandum items 1.a through 1.e plus 1.f, columns A through C):

(1) Loans secured by farmland	K130	0	K131	0	K132	0	M.1.f.	(1)
(2) and (3) Not applicable

1.	The $300 million asset-size test is based on the total assets reported on the June 30, 2021, Report of Condition.

06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 50 of 87
RC-34

Schedule RC-N—Continued

Memoranda—Continued

	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual
Dollar Amounts in Thousands	RCON	Amount	RCON	Amount	RCON	Amount
1. f. (4) Loans to individuals for household, family, and other personal expenditures:
(a) Credit cards	K274	0	K275	0	K276	0	M.1.f.	(4)(a)
(b) Automobile loans	K277	0	K278	0	K279	0	M.1.f.	(4)(b)
(c) Other (includes revolving credit plans other than credit cards and other consumer loans)	K280	0	K281	0	K282	0	M.1.f.	(4)(c)
Memorandum item 1.f.(5) is to be completed by: (1)
• Banks with $300 million or more in total assets
• Banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, Part I, item 3) exceeding 5 percent of total loans
(5) Loans to finance agricultural production and other loans to farmers included in Schedule RC-N, Memorandum item 1.f, above	K138	0	K139	0	K140	0	M.1.f.	(5)
1. g. Total loans restructured in troubled debt restructurings included in Schedule RC-N, items 1 through 7, above (sum of Memorandum items 1.a(1) through 1.e plus 1.f) (2)	HK26	0	HK27	0	HK28	2,000	M.1.g.
2. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-N, items 4 and 7, above	6558	0	6559	0	6560	0	M.2.
3. Memorandum items 3.a through 3.d are to be completed by banks with $300 million or more in total assets: (1)
a. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-N, item 1, above)	1248	0	1249	0	1250	5,000	M.3.a.
b. Loans to and acceptances of foreign banks (included in Schedule RC-N, item 2, above)	5380	0	5381	0	5382	0	M.3.b.
c. Commercial and industrial loans to non-U.S. addressees (domicile) included in Schedule RC-N, item 4, above	1254	0	1255	0	1256	0	M.3.c.

1.	The $300 million asset-size test and the 5 percent of total loans test are based on the total assets and total loans reported on the June 30, 2021, Report of Condition.
2.	Exclude amounts reported in Memorandum items 1.e.(1), 1.e.(2), and 1.f.(1) through 1.f.(5) when calculating the total in Memorandum item 1.g.

06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 51 of 87
RC-35

Schedule RC-N—Continued

Memoranda—Continued

	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual
Dollar Amounts in Thousands	RCON	Amount	RCON	Amount	RCON	Amount
3. d. Leases to individuals for household, family, and other personal expenditures (included in Schedule RC-N, item 8, above)	F166	0	F167	0	F168	0	M.3.d.
Memorandum item 4 is to be completed by: (1)
• banks with $300 million or more in total assets
• banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, Part I, item 3) exceeding 5 percent of total loans:
4. Loans to finance agricultural production and other loans to farmers (included in Schedule RC-N, item 7, above)	1594	0	1597	0	1583	0	M.4.
5. Loans and leases held for sale (included in Schedule RC-N, items 1 through 8, above)	C240	0	C241	0	C226	0	M.5.

					RCON	Amount
6. Not applicable
Memorandum items 7, 8, 9.a, and 9.b are to be completed semiannually in the June and December reports only.
7. Additions to nonaccrual assets during the previous six months					C410	9,000	M.7.
8. Nonaccrual assets sold during the previous six months					C411	0	M.8.

.	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual
Dollar Amounts in Thousands	RCON	Amount	RCON	Amount	RCON	Amount
9. Purchased credit-impaired loans accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3): (2)
a. Outstanding balance	L183	NA	L184	NA	L185	NA	M.9.a.
b. Amount included in Schedule RC-N, items 1 through 7, above	L186	NA	L187	NA	L188	NA	M.9.b.

1.	The $300 million asset-size test and the 5 percent of total loans test are based on the total assets and total loans reported on the June 30, 2021, Report of Condition.
2.	Memorandum items 9.a and 9.b should be completed only by institutions that have not yet adopted ASU 2016-13.

06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 52 of 87
RC-36

Schedule RC-O—Other Data for Deposit Insurance Assessments

All FDIC-insured depository institutions must complete items 1 and 2, 4 through 9,10, and 11, Memorandum item 1, and, if applicable, item 9.a, Memorandum items 2, 3, and 5 through 18 each quarter. Unless otherwise indicated, complete items 1 through 11 and Memorandum items 1 through 3 on an “unconsolidated single FDIC certificate number basis” (see instructions) and complete Memorandum items 5 through 18 on a fully consolidated basis.

Dollar Amounts in Thousands			RCON	Amount
1. Total deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations			F236		31,488,000	1.
2. Total allowable exclusions, including interest accrued and unpaid on allowable exclusions			F237		0	2.
3. Not applicable
4. Average consolidated total assets for the calendar quarter			K652		42,140,000	4.

		Number
a. Averaging method used (for daily averaging, enter 1, for weekly averaging, enter 2)
	K653	1				4.a.
				Amount
5. Average tangible equity for the calendar quarter (1)			K654		9,301,000	5.
6. Holdings of long-term unsecured debt issued by other FDIC-insured depository institutions			K655		0	6.
7. Unsecured “Other borrowings” with a remaining maturity of (sum of items 7.a through 7.d must be less than or equal to Schedule RC-M, items 5.b.(1)(a)–(d) minus item 10.b):
a. One year or less			G465		73,000	7.a.
b. Over one year through three years			G466		0	7.b.
c. Over three years through five years			G467		0	7.c.
d. Over five years			G468		0	7.d.
8. Subordinated notes and debentures with a remaining maturity of (sum of items 8.a. through 8.d. must equal Schedule RC, item 19):
a. One year or less			G469		0	8.a.
b. Over one year through three years			G470		0	8.b.
c. Over three years through five years			G471		0	8.c.
d. Over five years			G472		0	8.d.
9. Brokered reciprocal deposits (included in Schedule RC-E, Memorandum item 1.b)			G803		0	9.
Item 9.a is to be completed on a fully consolidated basis by all institutions that own another insured depository institution.
a. Fully consolidated brokered reciprocal deposits			L190		NA	9.a.
10. Banker’s bank certification:
Does the reporting institution meet both the statutory definition of a banker’s bank and the business conduct test set forth in FDIC regulations?			Yes		No
			K656		x	10.

				Amount
If the answer to item 10 is “YES,” complete items 10.a and 10.b.
a. Banker’s bank deduction			K657		NA	10.a.
b. Banker’s bank deduction limit			K658		NA	10.b.
11. Custodial bank certification:
				Yes	No
Does the reporting institution meet the definition of a custodial bank set forth in FDIC regulations?			K659	x		11.

				Amount
If the answer to item 11 is “YES,” complete items 11.a and 11.b. (2)
a. Custodial bank deduction			K660		22,565,000	11.a.
b. Custodial bank deduction limit			K661		8,168,000	11.b.

1.

See instructions for averaging methods. For deposit insurance assessment purposes, tangible equity is defined as Tier 1 capital as set forth in the banking agencies’ regulatory capital standards and reported in Schedule RC-R, Part I, item 26, except as described in the instructions.

2.	If the amount reported in item 11.b is zero, item 11.a may be left blank.

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DEUTSCHE BANK TRUST COMPANY AMERICAS
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New York, NY 10019

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RC-37

Schedule RC-O—Continued

Memoranda

Dollar Amounts in Thousands		RCON	Amount

1.  Total deposit liabilities of the bank, including related interest accrued and unpaid, less allowable exclusions, including related interest accrued and unpaid (sum of Memorandum items 1.a.(1), 1.b.(1), 1.c.(1), and 1.d.(1) must equal Schedule RC-O, item 1 less item 2):

a. Deposit accounts (excluding retirement accounts) of $250,000 or less: (1)
(1) Amount of deposit accounts (excluding retirement accounts) of $250,000 or less		F049	138,000	M.1.a.	(1)
(2) Number of deposit accounts (excluding retirement accounts) of $250,000 or less		Number
	F050	6,455		M.1.a.	(2)
b. Deposit accounts (excluding retirement accounts) of more than $250,000: (1)
(1) Amount of deposit accounts (excluding retirement accounts) of more than $250,000		F051	31,321,000	M.1.b.	(1)
(2) Number of deposit accounts (excluding retirement accounts) of more than $250,000		Number
	F052	3,102		M.1.b.	(2)
c. Retirement deposit accounts of $250,000 or less: (1)
(1) Amount of retirement deposit accounts of $250,000 or less		F045	27,000	M.1.c.	(1)
		Number
(2) Number of retirement deposit accounts of $250,000 or less	F046	206		M.1.c.	(2)
d. Retirement deposit accounts of more than $250,000: (1)
(1) Amount of retirement deposit accounts of more than $250,000		F047	2,000	M.1.d.	(1)
		Number
(2) Number of retirement deposit accounts of more than $250,000	F048	5		M.1.d.	(2)
Memorandum item 2 is to be completed by banks with $1 billion or more in total assets. (2)
2. Estimated amount of uninsured deposits including related interest accrued and unpaid (see instructions) (3)		5597	30,548,000	M.2.
3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank’s or parent savings association’s Call Report?
If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:
		RCON	FDIC Cert. No.
TEXT A545		A545	0	M.3.
4. Not applicable

1.	The dollar amounts used as the basis for reporting in Memorandum items 1.a through 1.d reflect the deposit insurance limits in effect on the report date.
2.	The $1 billion asset-size test is based on the total assets reported on the June 30, 2021, Report of Condition.
3.	Uninsured deposits should be estimated based on the deposit insurance limits set forth in Memorandum items 1.a through 1.d.

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New York, NY 10019

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RC-38

Schedule RC-O—Continued

Amounts reported in Memorandum items 6 through 9, 14, and 15 will not be made available to the public on an individual institution basis.

Memoranda—Continued

Dollar Amounts in Thousands	RCON	Amount
Memorandum items 5 through 12 are to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations.
5. Applicable portion of the CECL transitional amount or modified CECL transitional amount that has been added to retained earnings for regulatory capital purposes as of the current report date and is attributable to loans and leases held for investment	MW53	0	M.5.
6. Criticized and classified items:
a. Special mention	K663	74,000	M.6.a.
b. Substandard	K664	301,000	M.6.b.
c. Doubtful	K665	6,000	M.6.c.
d. Loss	K666	0	M.6.d.
7. “Nontraditional 1–4 family residential mortgage loans” as defined for assessment purposes only in FDIC regulations:
a. Nontraditional 1-4 family residential mortgage loans	N025	1,695,000	M.7.a.
b. Securitizations of nontraditional 1-4 family residential mortgage loans	N026	0	M.7.b.
8. “Higher-risk consumer loans” as defined for assessment purposes only in FDIC regulations:
a. Higher-risk consumer loans	N027	48,000	M.8.a.
b. Securitizations of higher-risk consumer loans	N028	0	M.8.b.
9. “Higher-risk commercial and industrial loans and securities” as defined for assessment purposes only in FDIC regulations:
a. Higher-risk commercial and industrial loans and securities	N029	0	M.9.a.
b. Securitizations of higher-risk commercial and industrial loans and securities	N030	0	M.9.b.
10. Commitments to fund construction, land development, and other land loans secured by real estate:
a. Total unfunded commitments	K676	174,000	M.10.a.
b. Portion of unfunded commitments guaranteed or insured by the U.S. government (including the FDIC)	K677	0	M.10.b.
11. Amount of other real estate owned recoverable from the U.S. government under guarantee or insurance provisions (excluding FDIC loss-sharing agreements)	K669	0	M.11.
12. Nonbrokered time deposits of more than $250,000 in domestic offices (included in Schedule RC-E, Part I, Memorandum item 2.d)	K678	122,000	M.12.
Memorandum item 13.a is to be completed by “large institutions” and “highly complex institutions “as defined in FDIC regulations. Memorandum items 13.b through 13.h are to be completed by “large institutions” only.
13. Portion of funded loans and securities guaranteed or insured by the U.S. government (including FDIC loss-sharing agreements):
a. Construction, land development, and other land loans secured by real estate	N177	0	M.13.a.
b. Loans secured by multifamily residential and nonfarm nonresidential properties	N178	0	M.13.b.
c. Closed-end loans secured by first liens on 1–4 family residential properties	N179	0	M.13.c.
d. Closed-end loans secured by junior liens on 1–4 family residential properties and revolving, open-end loans secured by 1–4 family residential properties and extended under lines of credit	N180	0	M.13.d.
e. Commercial and industrial loans	N181	0	M.13.e.
f. Credit card loans to individuals for household, family, and other personal expenditures	N182	0	M.13.f.
g. All other loans to individuals for household, family, and other personal expenditures	N183	0	M.13.g.
h. Non-agency residential mortgage-backed securities	M963	0	M.13.h.
Memorandum items 14 and 15 are to be completed by “highly complex institutions” as defined in FDIC regulations.
14. Amount of the institution’s largest counterparty exposure	K673	NA	M.14.
15. Total amount of the institution’s 20 largest counterparty exposures	K674	NA	M.15.

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RC-39

Schedule RC-O—Continued

Memoranda—Continued

Dollar Amounts in Thousands	RCON	Amount
Memorandum item 16 is to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations.
16. Portion of loans restructured in troubled debt restructurings that are in compliance with their modified terms and are guaranteed or insured by the U.S. government (including the FDIC) (included in Schedule RC-C, Part I, Memorandum item 1)	L189	0	M.16.
Memorandum item 17 is to be completed on a fully consolidated basis by those “large institutions” and “highly complex institutions” as defined in FDIC regulations that own another insured depository institution.
17. Selected fully consolidated data for deposit insurance assessment purposes:
a. Total deposit liabilities before exclusions (gross) as defined in Section 3(I) of the Federal Deposit Insurance Act and FDIC regulations	L194	NA	M.17.a.
b. Total allowable exclusions, including interest accrued and unpaid on allowable exclusions	L195	NA	M.17.b.
c. Unsecured “Other borrowings” with a remaining maturity of one year or less	L196	NA	M.17.c.
d. Estimated amount of uninsured deposits, including related interest accrued and unpaid	L197	NA	M.17.d.

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New York, NY 10019

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RC-40

Schedule RC-O—Continued

Memorandum item 18 is to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations. Amounts reported in Memorandum item 18 will not be made available to the public on an individual institution basis.

	Two-Year Probability of Default (PD)
	(Column A)	(Column B)	(Column C)	(Column D)	(Column E)	(Column F)	(Column G)	(Column H)
	≤ 1%	1.01–4%	4.01–7%	7.01–10%	10.01–14%	14.01–16%	16.01–18%	18.01–20%
Dollar Amounts in Thousands	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount
18. Outstanding balance of 1-4 family residential mortgage loans, consumer loans, and consumer leases by two-year probability of default:
a. “Nontraditional 1-4 family residential mortgage loans” as defined for assessment purposes only in FDIC regulations	RCON M964	RCON M965	RCON M966	RCON M967	RCON M968	RCON M969	RCON M970	RCON M971
	356,000	688,000	347,000	102,000	45,000	5,000	2,000	7,000	M.18.a.
b. Closed-end loans secured by first liens on 1-4 family residential properties	RCON M979	RCON M980	RCON M981	RCON M982	RCON M983	RCON M984	RCON M985	RCON M986
	27,000	60,000	38,000	3,000	5,000	0	0	0	M.18.b.
c. Closed-end loans secured by junior liens on 1-4 family residential properties	RCON M994	RCON M995	RCON M996	RCON M997	RCON M998	RCON M999	RCON N001	RCON N002
	5,000	3,000	5,000	1,000	0	0	0	0	M.18.c.
d. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCON N010	RCON N011	RCON N012	RCON N013	RCON N014	RCON N015	RCON N016	RCON N017
	33,000	98,000	112,000	10,000	9,000	0	3,000	0	M.18.d.
e. Credit cards	RCON N040	RCON N041	RCON N042	RCON N043	RCON N044	RCON N045	RCON N046	RCON N047
	0	0	0	0	0	0	0	0	M.18.e.
f. Automobile loans	RCON N055	RCON N056	RCON N057	RCON N058	RCON N059	RCON N060	RCON N061	RCON N062
	0	0	0	0	0	0	0	0	M.18.f.
g. Student loans	RCON N070	RCON N071	RCON N072	RCON N073	RCON N074	RCON N075	RCON N076	RCON N077
	0	0	0	0	0	0	0	0	M.18.g.
h. Other consumer loans and revolving credit plans other than credit cards	RCON N085	RCON N086	RCON N087	RCON N088	RCON N089	RCON N090	RCON N091	RCON N092
	133,000	39,000	129,000	2,000	0	0	0	0	M.18.h.
i. Consumer leases	RCON N100	RCON N101	RCON N102	RCON N103	RCON N104	RCON N105	RCON N106	RCON N107
	0	0	0	0	0	0	0	0	M.18.i.
	RCON N115	RCON N116	RCON N117	RCON N118	RCON N119	RCON N120	RCON N121	RCON N122
j. Total	554,000	888,000	631,000	118,000	59,000	5,000	5,000	7,000	M.18.j.

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DEUTSCHE BANK TRUST COMPANY AMERICAS
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New York, NY 10019

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RC-41

Schedule RC-O—Continued

Memorandum item 18 is to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations. Amounts reported in Memorandum item 18 will not be made available to the public on an individual institution basis.

	Two-Year Probability of Default (PD)						(Column O) PDs Were Derived Using (1)
	(Column I)	(Column J)	(Column K)	(Column L)	(Column M)	(Column N)
	20.01–22%	22.01–26%	26.01–30%	> 30%	Unscoreable	Total
Dollar Amounts in Thousands	Amount	Amount	Amount	Amount	Amount	Amount	Number
18. Outstanding balance of 1-4 family residential mortgage loans, consumer loans, and consumer leases by two-year probability of default:
a. “Nontraditional 1-4 family residential mortgage loans” as defined for assessment purposes only in FDIC regulations	RCON M972	RCON M973	RCON M974	RCON M975	RCON M976	RCON M977	RCON M978
	6,000	2,000	2,000	0	135,000	1,697,000	1	M.18.a.
b. Closed-end loans secured by first liens on 1-4 family residential properties	RCON M987	RCON M988	RCON M989	RCON M990	RCON M991	RCON M992	RCON M993
	0	0	0	0	24,000	157,000	1	M.18.b.
c. Closed-end loans secured by junior liens on 1-4 family residential properties	RCON N003	RCON N004	RCON N005	RCON N006	RCON N007	RCON N008	RCON N009
	0	0	2,000	0	0	16,000	1	M.18.c.
d. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCON N018	RCON N019	RCON N020	RCON N021	RCON N022	RCON N023	RCON N024
	0	0	0	0	47,000	312,000	1	M.18.d.
e. Credit cards	RCON N048	RCON N049	RCON N050	RCON N051	RCON N052	RCON N053	RCON N054
	0	0	0	0	0	0	0	M.18.e.
f. Automobile loans	RCON N063	RCON N064	RCON N065	RCON N066	RCON N067	RCON N068	RCON N069
	0	0	0	0	0	0	0	M.18.f.
g. Student loans	RCON N078	RCON N079	RCON N080	RCON N081	RCON N082	RCON N083	RCON N084
	0	0	0	0	0	0	0	M.18.g.
h. Other consumer loans and revolving credit plans other than credit cards	RCON N093	RCON N094	RCON N095	RCON N096	RCON N097	RCON N098	RCON N099
	0	0	0	0	7,000	310,000	1	M.18.h.
i. Consumer leases	RCON N108	RCON N109	RCON N110	RCON N111	RCON N112	RCON N113	RCON N114
	0	0	0	0	0	0	0	M.18.i.
	RCON N123	RCON N124	RCON N125	RCON N126	RCON N127	RCON N128
j. Total	6,000	2,000	4,000	0	213,000	2,492,00	0	M.18.j.

1.

For PDs derived using scores and default rate mappings provided by a third-party vendor, enter 1; for PDs derived using an internal approach, enter 2; for PDs derived using third-party vendor mappings for some loans within a product type and an internal approach for other loans within the same product type, enter 3. If the total reported in Column N for a product type is zero, enter 0.

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DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

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Page 58 of 87
RC-42

Schedule RC-P—1–4 Family Residential Mortgage Banking Activities

Schedule RC-P is to be completed by banks at which either 1–4 family residential mortgage loan originations and purchases for resale (1) from all sources, loan sales, or quarter-end loans held for sale or trading exceed $10 million for two consecutive quarters.

Dollar Amounts in Thousands	RCON	Amount
1. Retail originations during the quarter of 1–4 family residential mortgage loans for sale (1)	HT81	0	1.
2. Wholesale originations and purchases during the quarter of 1–4 family residential mortgage loans for sale (1)	HT82	0	2.
3. 1–4 family residential mortgage loans sold during the quarter	FT04	0	3.
4. 1–4 family residential mortgage loans held for sale or trading at quarter-end (included in Schedule RC, items 4.a and 5)	FT05	0	4.
5. Noninterest income for the quarter from the sale, securitization, and servicing of 1–4 family residential mortgage loans (included in Schedule RI, items 5.c, 5.f, 5.g, and 5.i)	RIAD HT85	0	5.
6. Repurchases and indemnifications of 1–4 family residential mortgage loans during the quarter	RCON HT86	0	6.
7. Representation and warranty reserves for 1–4 family residential mortgage loans sold:
a. For representations and warranties made to U.S. government agencies and government-sponsored agencies	L191	0	7.a.
b. For representations and warranties made to other parties	L192	0	7.b.
c. Total representation and warranty reserves (sum of items 7.a and 7.b)	M288	0	7.c.

1.	Exclude originations and purchases of 1–4 family residential mortgage loans that are held for investment.

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New York, NY 10019

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RC-43

Schedule RC-Q—Assets and Liabilities Measured at Fair Value on a Recurring Basis

Schedule RC-Q is to be completed by banks that:

(1)	Have elected to report financial instruments or servicing assets and liabilities at fair value under a fair value option with changes in fair value recognized in earnings, or
(2)	Are required to complete Schedule RC-D, Trading Assets and Liabilities.

	(Column A) Total Fair Value Reported on Schedule RC		(Column B) LESS: Amounts Netted in the Determination of Total Fair Value		(Column C) Level 1 Fair Value Measurements		(Column D) Level 2 Fair Value Measurements		(Column E) Level 3 Fair Value Measurements
Dollar Amounts in Thousands	RCON	Amount	RCON	Amount	RCON	Amount	RCON	Amount	RCON	Amount
Assets
1. Available-for-sale debt securities and equity securities with readily determinable fair values not held for trading (1)	JA36	749,000	G474	0	G475	743,000	G476	6,000	G477	0	1.
2. Not applicable
3. Loans and leases held for sale	G483	0	G484	0	G485	0	G486	0	G487	0	3.
4. Loans and leases held for investment	G488	0	G489	0	G490	0	G491	0	G492	0	4.
5. Trading assets:
a. Derivative assets	3543	0	G493	0	G494	0	G495	0	G496	0	5.a.
b. Other trading assets	G497	0	G498	0	G499	0	G500	0	G501	0	5.b.
(1) Nontrading securities at fair value with changes in fair value reported in current earnings (included in Schedule RC-Q, item 5.b above)	F240	0	F684	0	F692	0	F241	0	F242	0	5.b.(1)
6. All other assets	G391	214,000	G392	3,000	G395	0	G396	217,000	G804	0	6.
7. Total assets measured at fair value on a recurring basis (sum of items 1 through 5.b plus item 6)	G502	963,000	G503	3,000	G504	743,000	G505	223,000	G506	0	7.
Liabilities
8. Deposits	F252	0	F686	0	F694	0	F253	0	F254	0	8.
9. Not applicable
10. Trading liabilities:
a. Derivative liabilities	3547	0	G512	0	G513	0	G514	0	G515	0	10.a.
b. Other trading liabilities	G516	0	G517	0	G518	0	G519	0	G520	0	10.b.
11. and 12. Not applicable
13. All other liabilities	G805	301,000	G806	3,000	G807	0	G808	304,000	G809	0	13.
14. Total liabilities measured at fair value on a recurring basis (sum of items 8 through 13)	G531	301,000	G532	3,000	G533	0	G534	304,000	G535	0	14.

1.	The amount reported in item 1, column A, must equal the sum of Schedule RC, items 2.b and 2.c.

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DEUTSCHE BANK TRUST COMPANY AMERICAS
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New York, NY 10019

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RC-44

Schedule RC-Q—Continued

	(Column A) Total Fair Value Reported on Schedule RC		(Column B) LESS: Amounts Netted in the Determination of Total Fair Value		(Column C) Level 1 Fair Value Measurements		(Column D) Level 2 Fair Value Measurements		(Column E) Level 3 Fair Value Measurements
Dollar Amounts in Thousands	RCON	Amount	RCON	Amount	RCON	Amount	RCON	Amount	RCON	Amount
Memoranda
1. All other assets (itemize and describe amounts included in Schedule RC-Q, item 6, that are greater than $100,000 and exceed 25 percent of item 6):
a. Mortgage servicing assets	G536	0	G537	0	G538	0	G539	0	G540	0	M.1.a.
b. Nontrading derivative assets	G541	214,000	G542	3,000	G543	0	G544	217,000	G545	0	M.1.b.
c. TEXT G546	G546	0	G547	0	G548	0	G549	0	G550	0	M.1.c.
d. TEXT G551	G551	0	G552	0	G553	0	G554	0	G555	0	M.1.d.
e. TEXT G556	G556	0	G557	0	G558	0	G559	0	G560	0	M.1.e.
f. TEXT G561	G561	0	G562	0	G563	0	G564	0	G565	0	M.1.f.
2. All other liabilities (itemize and describe amounts included in Schedule RC-Q, item 13, that are greater than $100,000 and exceed 25 percent of item 13):
a. Loan commitments (not accounted for as derivatives)	F261	0	F689	0	F697	0	F262	0	F263	0	M.2.a.
b. Nontrading derivative liabilities	G566	301,000	G567	3,000	G568	0	G569	304,000	G570	0	M.2.b.
c. TEXT G571	G571	0	G572	0	G573	0	G574	0	G575	0	M.2.c.
d. TEXT G576	G576	0	G577	0	G578	0	G579	0	G580	0	M.2.d.
e. TEXT G581	G581	0	G582	0	G583	0	G584	0	G585	0	M.2.e.
f. TEXT G586	G586	0	G587	0	G588	0	G589	0	G590	0	M.2.f.

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DEUTSCHE BANK TRUST COMPANY AMERICAS
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New York, NY 10019

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RC-45

Schedule RC-Q—Continued

Memoranda—Continued

Dollar Amounts in Thousands	RCON	Amount
3. Loans measured at fair value (included in Schedule RC-C, Part I, items 1 through 9):
a. Loans secured by real estate:
(1) Secured by 1–4 family residential properties	HT87	0	M.3.a.(1)
(2) All other loans secured by real estate	HT88	0	M.3.a.(2)
b. Commercial and industrial loans	F585	0	M.3.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)	HT89	0	M.3.c.
d. Other loans	F589	0	M.3.d.
4. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-Q, Memorandum item 3):
a. Loans secured by real estate:
(1) Secured by 1–4 family residential properties	HT91	0	M.4.a.(1)
(2) All other loans secured by real estate	HT92	0	M.4.a.(2)
b. Commercial and industrial loans	F597	0	M.4.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)	HT93	0	M.4.c.
d. Other loans	F601	0	M.4.d.

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DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

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RC-46

Schedule RC-R—Regulatory Capital

Part I. Regulatory Capital Components and Ratios

Part I is to be completed on a consolidated basis.

Dollar Amounts in Thousands	RCOA	Amount
Common Equity Tier 1 Capital
1. Common stock plus related surplus, net of treasury stock and unearned employee stock ownership plan (ESOP) shares	P742	3,069,000		1.
2. Retained earnings (1)	KW00	6,241,000		2.

a.   To be completed only by institutions that have adopted ASU 2016-13:

Does your institution have a CECL transition election in effect as of the quarter-end report date?

(enter “0” for No; enter “1” for Yes with a 3-year CECL transition election; enter “2” for Yes with a 5-year 2020 CECL transition election.)

		RCOA
		JJ29	0	2.a.

	RCOA	Amount
3. Accumulated other comprehensive income (AOCI)	B530	(30,000)		3.
a. AOCI opt-out election (enter “1” for Yes; enter “0” for No.)		0=No 1=Yes	RCOA P838 0	3.a.

	RCOA	Amount
4. Common equity tier 1 minority interest includable in common equity tier 1 capital	P839		0	4.
5. Common equity tier 1 capital before adjustments and deductions (sum of items 1 through 4)	P840	9,280,000		5.
Common Equity Tier 1 Capital: Adjustments and Deductions
6. LESS: Goodwill net of associated deferred tax liabilities (DTLs)	P841		0	6.
7. LESS: Intangible assets (other than goodwill and mortgage servicing assets (MSAs)), net of associated DTLs	P842		7,000	7.
8. LESS: Deferred tax assets (DTAs) that arise from net operating loss and tax credit carryforwards, net of any related valuation allowances and net of DTLs	P843		0	8.
9. AOCI-related adjustments (if entered “1” for Yes in item 3.a, complete only items 9.a through 9.e; if entered “0” for No in item 3.a, complete only item 9.f):
a. LESS: Net unrealized gains (losses) on available-for-sale debt securities (if a gain, report as a positive value; if a loss, report as a negative value)	P844		NA	9.a.
b. Not applicable
c. LESS: Accumulated net gains (losses) on cash flow hedges (if a gain, report as a positive value; if a loss, report as a negative value)	P846		NA	9.c.

d.  LESS: Amounts recorded in AOCI attributed to defined benefit postretirement plans resulting from the initial and subsequent application of the relevant GAAP standards that pertain to such plans (if a gain, report as a positive value; if a loss, report as a negative value)

	P847		NA	9.d.
e. LESS: Net unrealized gains (losses) on held-to-maturity securities that are included in AOCI (if a gain, report as a positive value; if a loss, report as a negative value)	P848	NA		9.e.
f. To be completed only by institutions that entered “0” for No in item 3.a: LESS: Accumulated net gain (loss) on cash flow hedges included in AOCI, net of applicable income taxes, that relates to the hedging of items that are not recognized at fair value on the balance sheet (if a gain, report as a positive value; if a loss, report as a negative value)	P849	0		9.f.

1.

Institutions that have adopted ASU 2016-13 and have elected to apply the 3-year or the 5-year 2020 CECL transition provision should include the applicable portion of the CECL transitional amount or the modified CECL transitional amount, respectively, in this item.

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DEUTSCHE BANK TRUST COMPANY AMERICAS
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New York, NY 10019

FFIEC 041
Page 63 of 87
RC-47

Schedule RC-R—Continued

Part I—Continued

Dollar Amounts in Thousands	RCOA	Amount
10. Other deductions from (additions to) common equity tier 1 capital before threshold-based deductions:
a. LESS: Unrealized net gain (loss) related to changes in the fair value of liabilities that are due to changes in own credit risk (if a gain, report as a positive value; if a loss, report as a negative value)	Q258	0	10.a.
b. LESS: All other deductions from (additions to) common equity tier 1 capital before threshold-based deductions	P850	0	10.b.
11. Not applicable
12. Subtotal (item 5 minus items 6 through 10.b)	P852	9,273,000	12.
13. LESS: Investments in the capital of unconsolidated financial institutions, net of associated DTLs, that exceed 25 percent of item 12	LB58	0	13.
14. LESS: MSAs, net of associated DTLs, that exceed 25 percent of item 12	LB59	0	14.
15. LESS: DTAs arising from temporary differences that could not be realized through net operating loss carrybacks, net of related valuation allowances and net of DTLs, that exceed 25 percent of item 12	LB60	0	15.
16. Not applicable
17. LESS: Deductions applied to common equity tier 1 capital due to insufficient amounts of additional tier 1 capital and tier 2 capital (1) to cover deductions	P857	0	17.
18. Total adjustments and deductions for common equity tier 1 capital (sum of items 13 through 17)	P858	0	18.
19. Common equity tier 1 capital (item 12 minus item 18)	P859	9,273,000	19.
Additional Tier 1 Capital
20. Additional tier 1 capital instruments plus related surplus	P860	0	20.
21. Non-qualifying capital instruments subject to phase-out from additional tier 1 capital	P861	0	21.
22. Tier 1 minority interest not included in common equity tier 1 capital	P862	0	22.
23. Additional tier 1 capital before deductions (sum of items 20, 21, and 22)	P863	0	23.
24. LESS: Additional tier 1 capital deductions	P864	0	24.
25. Additional tier 1 capital (greater of item 23 minus item 24, or zero)	P865	0	25.
Tier 1 Capital
26. Tier 1 capital (sum of items 19 and 25)	8274	9,273,000	26.
Total Assets for the Leverage Ratio
27. Average total consolidated assets (2)	KW03	42,140,000	27.
28. LESS: Deductions from common equity tier 1 capital and additional tier 1 capital (sum of items 6, 7, 8, 10.b, 13 through 15, 17, and certain elements of item 24 - see instructions)	P875	7,000	28.
29. LESS: Other deductions from (additions to) assets for leverage ratio purposes	B596	0	29.
30. Total assets for the leverage ratio (item 27 minus items 28 and 29)	A224	42,133,000	30.

1.

An institution that has a CBLR framework election in effect as of the quarter-end report date is neither required to calculate tier 2 capital nor make any deductions that would have been taken from tier 2 capital as of the report date.

2.

Institutions that have adopted ASU 2016-13 and have elected to apply the 3-year or the 5-year 2020 CECL transition provision should include the applicable portion of the CECL transitional amount or the modified CECL transitional amount, respectively, in item 27.

06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 64 of 87
RC-48

Schedule RC-R—Continued

Part I—Continued

Leverage Ratio*	RCOA	Percentage
31. Leverage ratio (item 26 divided by item 30)	7204		22.0089%		31.
a. Does your institution have a community bank leverage ratio (CBLR) framework election in effect as of the quarter-end report date? (enter “1” for Yes; enter “0” for No)		0=No	RCOA
		1=Yes	LE74	0	31.a.

If your institution entered “1” for Yes in item 31.a:

•	Complete items 32 through 37 and, if applicable, items 38.a through 38.c,

•	Do not complete items 39 through 55.b, and

•	Do not complete Part II of Schedule RC-R.

If your institution entered “0” for No in item 31.a:

•	Skip (do not complete) items 32 through 38.c,

•	Complete items 39 through 55.b, as applicable, and

•	Complete Part II of Schedule RC-R.

Item 31.b is to be completed only by non-advanced approaches institutions that elect to use the Standardized Approach for Counterparty Credit Risk (SA-CCR) for purposes of the standardized approach and supplementary leverage ratio.

b. Standardized Approach for Counterparty Credit Risk opt-in election (enter “1” for Yes; leave blank for No)		RCOA
	1=Yes	NC99	1	31.b.

Qualifying Criteria and Other Information for CBLR Institutions*

	Column A		Column B
Dollar Amounts in Thousands	RCOA	Amount	RCOA	Percentage
32. Total assets (Schedule RC, item 12); (must be less than $10 billion)	2170	NA			32.
33. Trading assets and trading liabilities (Schedule RC, sum of items 5 and 15). Report as a dollar amount in column A and as a percentage of total assets (5% limit) in column B	KX77	NA	KX78	NA	33.
34. Off-balance sheet exposures:
a. Unused portion of conditionally cancellable commitments	KX79	NA			34.a.
b. Securities lent and borrowed (Schedule RC-L, sum of items 6.a and 6.b)	KX80	NA			34.b.
c. Other off-balance sheet exposures	KX81	NA			34.c.
d. Total off-balance sheet exposures (sum of items 34.a through 34.c). Report as a dollar amount in column A and as a percentage of total assets (25% limit) in column B	KX82	NA	KX83	NA	34.d

Dollar Amounts in Thousands	RCOA	Amount
35. Unconditionally cancellable commitments	S540	NA	35.
36. Investments in the tier 2 capital of unconsolidated financial institutions	LB61	NA	36.
37. Allocated transfer risk reserve	3128	NA	37
38. Amount of allowances for credit losses on purchased credit-deteriorated assets: (1)
a. Loans and leases held for investment	JJ30	NA	38.a.
b. Held-to-maturity debt securities	JJ31	NA	38.b.
c. Other financial assets measured at amortized cost	JJ32	NA	38.c.

*	Report each ratio as a percentage, rounded to four decimal places, e.g., 12.3456.
1.	Items 38.a through 38.c should be completed only by institutions that have adopted ASU 2016-13.

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DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 65 of 87
RC-49

Schedule RC-R—Continued

Part I—Continued

If your institution entered “0” for No in item 31.a, complete items 39 through 55.b, as applicable, and Part II of Schedule RC-R.

If your institution entered “1” for Yes in item 31.a, do not complete items 39 through 55.b or Part II of Schedule RC-R.

Dollar Amounts in Thousands	RCOA	Amount
Tier 2 Capital (1)
39. Tier 2 capital instruments plus related surplus	P866	0	39.
40. Non-qualifying capital instruments subject to phase-out from tier 2 capital	P867	0	40.
41. Total capital minority interest that is not included in tier 1 capital	P868	0	41.
42. Allowance for loan and lease losses includable in tier 2 capital(2, 3)	5310	17,000	42.
43. Not applicable
44. Tier 2 capital before deductions (sum of items 39 through 42)	P870	17,000	44.
45. LESS: Tier 2 capital deductions	P872	0	45.
46. Tier 2 capital (greater of item 44 minus item 45, or zero)	5311	17,000	46.
Total Capital
47. Total capital (sum of items 26 and 46)	3792	9,290,000	47.
Total Risk-Weighted Assets
48. Total risk-weighted assets (from Schedule RC-R, Part II, item 31)	A223	15,398,000	48.

	RCOA	Percentage
Risk-Based Capital Ratios *
49. Common equity tier 1 capital ratio (item 19 divided by item 48)	P793	60.2221%	49.
50. Tier 1 capital ratio (item 26 divided by item 48)	7206	60.2221%	50.
51. Total capital ratio (item 47 divided by item 48)	7205	60.3325%	51.
Capital Buffer*
52. Institution-specific capital buffer necessary to avoid limitations on distributions and discretionary bonus payments:
a. Capital conservation buffer	H311	52.3325%	52.a.

	RCOW
b. Institutions subject to Category III capital standarts only: Total applicable capital buffer	H312	2.5000%	52.b.

	RCOA	Amount
53. Eligible retained income (4)	H313	NA	53.
54. Distributions and discretionary bonus payments during the quarter (5)	H314	NA	54.
Supplementary Leverage Ratio*
55. Institutions subject to Category III capital standards only: Supplementary leverage ratio information:
a. Total leverage exposure (6)	H015	45,024,000	55.a.

		Percentage
b. Supplementary leverage ratio	H036	20.5957%	55.b.

*	Report each ratio as a percentage, rounded to four decimal places, e.g., 12.3456.
1.

An institution that has a CBLR framework election in effect as of the quarter-end report date is neither required to calculate tier 2 capital nor make any deductions that would have been taken from tier 2 capital as of the report date.

2.	Institutions that have adopted ASU 2016-13 should report the amount of adjusted allowances for credit losses (AACL), as defined in the regulatory capital rule, includable in tier 2 capital in item 42.
3.

Institutions that have adopted ASU 2016-13 and have elected to apply the 3-year or the 5-year 2020 CECL transition provision should subtract the applicable portion of the AACL transitional amount or the modified AACL transitional amount, respectively, from the AACL, as defined in the regulatory capital rule, before determining the amount of AACL includable in tier 2 capital. See instructions for further detail on the CECL transition provisions.

4.

Non-advanced approaches institutions other than Category III institutions must complete item 53 only if the amount reported in item 52.a above is less than or equal to 2.5000 percent. Category III institutions must complete item 53 only if the amount reported in item 52.a above is less than or equal to the amount reported in item 52.b above.

5.

Non-advanced approaches institutions other than Category III institutions must complete item 54 only if the amount reported in Schedule RC-R, Part I, item 52.a, in the Call Report for the previous calendar quarter-end report date was less than or equal to 2.5000 percent. Category III institutions must complete item 54 only if the amount reported in Schedule RC-R, Part I, item 52.a, in the Call Report for the previous calendar quarter-end report date was less than or equal to the amount reported in Schedule RC-R, Part I, item 52.b, in the Call Report for that previous report date.

6.

Institutions that have adopted ASU 2016-13 and have elected to apply the 3-year or the 5-year 2020 CECL transition provision should include the applicable portion of the CECL transitional amount or the modified CECL transitional amount, respectively, in item 55.a.

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DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 66 of 87
RC-50

Schedule RC-R—Continued

Part II. Risk-Weighted Assets

Institutions that entered “1” for Yes in Schedule RC-R, Part I, item 31.a, do not have to complete Schedule RC-R, Part II.

Institutions are required to assign a 100 percent risk weight to all assets not specifically assigned a risk weight under Subpart D of the federal banking agencies’ regulatory capital rules (1) and not deducted from tier 1 or tier 2 capital.

	(Column A) Totals From Schedule RC	(Column B) Adjustments to Totals Reported in Column A	(Column C)	(Column D)	(Column E)	(Column F)	(Column G)	(Column H)	(Column I)	(Column J)

			Allocation by Risk-Weight Category
			0%	2%	4%	10%	20%	50%	100%	150%
Dollar Amounts in Thousands	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount
Balance Sheet Asset Categories (2)
1. Cash and balances due from depository institutions
	RCON D957	RCON S396	RCON D958				RCON D959	RCON S397	RCON D960	RCON S398
	20,397,000	0	20,360,000				37,000	0	0		0 1.
2. Securities:
a. Held-to-maturity securities (3)	RCON D961	RCON S399	RCON D962	RCON HJ74	RCON HJ75		RCON D963	RCON D964	RCON D965	RCON S400
	0	0	0	0	0		0	0	0	0	2.a.
b. Available-for-sale debt securities and equity securities with readily determinable fair values not held for trading
	RCON JA21	RCON S402	RCON D967	RCON HJ76	RCON HJ77		RCON D968	RCON D969	RCON D970	RCON S403
	749,000	0	743,000	0	0		0	0	6,000	0	2.b.
3. Federal funds sold and securities purchased under agreements to resell:
	RCON D971		RCON D972				RCON D973	RCON S410	RCON D974	RCON S411
a. Federal funds sold	0		0				0	0	0	0	3.a
b. Securities purchased under agreements to resell
	RCON H171	RCON H172
	5,916,000	5,916,000									3.b
4. Loans and leases held for sale:
a. Residential mortgage exposures	RCON S413	RCON S414	RCON H173				RCON S415	RCON S416	RCON S417
	0	0	0				0	0	0		4.a.
b. High volatility commercial real estate exposures
	RCON S419	RCON S420	RCON H174				RCON H175	RCON H176	RCON H177	RCON S421
	0	0	0				0	0	0	0	4.b.

1.	For national banks and federal savings associations, 12 CFR Part 3; for state member banks, 12 CFR Part 217; and for state nonmember banks and state savings associations 12 CFR Part 324.
2.	All securitization exposures held as on-balance sheet assets of the reporting institution are to be excluded from items 1 through 8 and are to be reported instead in item 9.
3.

Institutions that have adopted ASU 2016-13 and have reported held-to-maturity securities net of allowances for credit losses in item 2.a, column A, should report as a negative number in item 2.a, column B, those allowances for credit losses eligible for inclusion in tier 2 capital, which excludes allowances for credit losses on purchased credit-deteriorated assets.

06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 67 of 87
RC-51

Schedule RC-R—Continued

Part II—Continued

	(Column K)	(Column L)	(Column M)	(Column N)	(Column O)	(Column P)	(Column Q)	(Column R)	(Column S)

	Allocation by Risk-Weight Category							Application of Other Risk- Weighting Approaches (1)
	250%	300%	400%	600%	625%	937.5%	1250%	Exposure Amount	Risk-Weighted Asset Amount
Dollar Amounts in Thousands	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount
Balance Sheet Asset Categories (continued)
1. Cash and balances due from depository institutions										1.
2. Securities:
a. Held-to-maturity securities										2.a.
b. Available-for-sale debt securities and equity securities with readily determinable fair values not held for trading		RCON S405 0		RCON S406 0				RCON H271 0	RCON H272 0	2.b.
3. Federal funds sold and securities purchased under agreements to resell:
a. Federal funds sold										3.a.
b. Securities purchased under agreements to resell										3.b
4. Loans and leases held for sale:
a. Residential mortgage exposures								RCON H273 0	RCON H274 0	4.a.
b. High volatility commercial real estate exposures								RCON H275 0	RCON H276 0	4.b.

1.

Includes, for example, investments in mutual funds/investment funds, exposures collateralized by securitization exposures or mutual funds, separate account bank-owned life insurance, and default fund contributions to central counterparties.

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DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 68 of 87
RC-52

Schedule RC-R—Continued

Part II—Continued

	(Column A) Totals From Schedule RC	(Column B) Adjustments to Totals Reported in Column A	(Column C)	(Column D)	(Column E)	(Column F)	(Column G)	(Column H)	(Column I)	(Column J)

			Allocation by Risk-Weight Category
			0%	2%	4%	10%	20%	50%	100%	150%
Dollar Amounts in Thousands	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount
4. Loans and leases held for sale (continued):
c. Exposures past due 90 days or more or on nonaccrual (1)	RCON S423	RCON S424	RCON S425	RCON HJ78	RCON HJ79		RCON S426	RCON S427	RCON S428	RCON S429
	0	0	0	0	0		0	0	0	0	4.c.
d. All other exposures	RCON S431	RCON S432	RCON S433	RCON HJ80	RCON HJ81		RCON S434	RCON S435	RCON S436	RCON S437
	0	0	0	0	0		0	0	0	0	4.d.
5. Loans and leases held for investment: (2)
a. Residential mortgage exposures	RCON S439	RCON S440	RCON H178				RCON S441	RCON S442	RCON S443
	2,481,000	0	5,000				0	2,226,000	250,000		5.a.
b. High volatility commercial real estate exposures	RCON S445	RCON S446	RCON H179				RCON H180	RCON H181	RCON H182	RCON S447
	0	0	0				0	0	0	0	5.b.
c. Exposures past due 90 days or more or on nonaccrual (3)	RCON S449	RCON S450	RCON S451	RCON HJ82	RCON HJ83		RCON S452	RCON S453	RCON S454	RCON S455
	0	0	0	0	0		0	0	0	0	5.c.
d. All other exposures	RCON S457	RCON S458	RCON S459	RCON HJ84	RCON HJ85		RCON S460	RCON S461	RCON S462	RCON S463
	11,174,000	0	299,000	0	0		593,000	11,000	9,241,000	1,030,000	5.d.
6. LESS: Allowance for loan and lease losses (4)	RCON 3123	RCON 3123
	15,000	15,000									6.

1.	For loans and leases held for sale, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual.
2.

Institutions that have adopted ASU 2016-13 should report as a positive number in column B of items 5.a through 5.d, as appropriate, any allowances for credit losses on purchased credit-deteriorated assets reported in column A of items 5.a through 5.d, as appropriate.

3.

For loans and leases held for investment, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual.

4.	Institutions that have adopted ASU 2016-13 should report the allowance for credit losses on loans and leases in item 6, columns A and B.

06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 69 of 87
RC-53

Schedule RC-R—Continued

Part II—Continued

	(Column K)	(Column L)	(Column M)	(Column N)	(Column O)	(Column P)	(Column Q)	(Column R)	(Column S)

	Allocation by Risk-Weight Category							Application of Other Risk- Weighting Approaches (1)
	250%	300%	400%	600%	625%	937.5%	1250%	Exposure Amount	Risk-Weighted Asset Amount
Dollar Amounts in Thousands	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount
4. Loans and leases held for sale (continued):
c. Exposures past due 90 days or more or on nonaccrual (2)
								RCON H277 0	RCON H278 0	4.c.
d. All other exposures								RCON H279 0	RCON H280 0	4.d.
5. Loans and leases held for investment:
a. Residential mortgage exposures								RCON H281 0	RCON H282 0	5.a.
b. High volatility commercial real estate exposures								RCON H283 0	RCON H284 0	5.b.
c. Exposures past due 90 days or more or on nonaccrual (3)								RCON H285 0	RCON H286 0	5.c.
d. All other exposures								RCON H287 0	RCON H288 0	5.d.
6. LESS: Allowance for loan and lease losses										6.

1.

Includes, for example, investments in mutual funds/investment funds, exposures collateralized by securitization exposures or mutual funds, separate account bank-owned life insurance, and default fund contributions to central counterparties.

2.	For loans and leases held for sale, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual.
3.

For loans and leases held for investment, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual.

06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 70 of 87
RC-54

Schedule RC-R—Continued

Part II—Continued

	(Column A) Totals From Schedule RC	(Column B) Adjustments to Totals Reported in Column A	(Column C)	(Column D)	(Column E)	(Column F)	(Column G)	(Column H)	(Column I)	(Column J)

			Allocation by Risk-Weight Category
			0%	2%	4%	10%	20%	50%	100%	150%
Dollar Amounts in Thousands	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount
7. Trading assets	RCON D976	RCON S466	RCON D977	RCON HJ86	RCON HJ87		RCON D978	RCON D979	RCON D980	RCON S467
	0	0	0	0	0		0	0	0	0	7.
8. All other assets (1, 2, 3)	RCON D981	RCON S469	RCON D982	RCON HJ88	RCON HJ89		RCON D983	RCON D984	RCON D985	RCON H185
	2,016,000	495,000	98,000	0	0		70,000	6,000	1,052,000	8,000	8.
a. Separate account bank-owned life insurance											8.a.
b. Default fund contributions to central counterparties											8.b.

1.

Includes premises and fixed assets; other real estate owned; investments in unconsolidated subsidiaries and associated companies; direct and indirect investments in real estate ventures; intangible assets; and other assets.

2.

Institutions that have adopted ASU 2016-13 and have elected to apply the 3-year or the 5-year 2020 CECL transition provision should report as a positive number in item 8, column B, the applicable portion of the DTA transitional amount as determined in accordance with the 3-year or the 5-year 2020 CECL transitional amount, respectively.

3.

Institutions that have adopted ASU 2016-13 and have reported any assets net of allowances for credit losses in item 8, column A, should report as a negative number in item 8, column B, those allowances for credit losses eligible for inclusion in tier 2 capital, which excludes allowances for credit losses on purchased credit-deteriorated assets.

06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 71 of 87
RC-55

Schedule RC-R—Continued

Part II—Continued

	(Column K)	(Column L)	(Column M)	(Column N)	(Column O)	(Column P)	(Column Q)	(Column R)	(Column S)

	Allocation by Risk-Weight Category							Application of Other Risk- Weighting Approaches (1)
	250%	300%	400%	600%	625%	937.5%	1250%	Exposure Amount	Risk-Weighted Asset Amount
Dollar Amounts in Thousands	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount
7. Trading assets		RCON H186 0	RCON H290 0	RCON H187 0				RCON H291 0	RCON H292 0	7.
8. All other assets (2)	RCON H293 287,000	RCON H188 0	RCON S470 0	RCON S471 0				RCON H294 0	RCON H295 0	8.
a. Separate account bank-owned life insurance								RCON H296 0	RCON H297 0	8.a.
b. Default fund contributions to central counterparties								RCON H298 0	RCON H299 0	8.b.

1.

Includes, for example, investments in mutual funds/investment funds, exposures collateralized by securitization exposures or mutual funds, separate account bank-owned life insurance, and default fund contributions to central counterparties.

2.

Includes premises and fixed assets; other real estate owned; investments in unconsolidated subsidiaries and associated companies; direct and indirect investments in real estate ventures; intangible assets; and other assets.

06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 72 of 87
RC-56

Schedule RC-R—Continued

Part II—Continued

	(Column A) Totals	(Column B) Adjustments to Totals Reported in Column A	(Column Q)	(Column T)	(Column U)
			Allocation by Risk-Weight Category (Exposure Amount)	Total Risk-Weighted Asset Amount by Calculation Methodology
			1250%	SSFA (1)	Gross-Up
Dollar Amounts in Thousands	Amount	Amount	Amount	Amount	Amount
Securitization Exposures: On- and Off-Balance Sheet
9. On-balance sheet securitization exposures:	RCON S475	RCON S476	RCON S477	RCON S478	RCON S479
a. Held-to-maturity securities (2)	0	0	0	0	0	9.a.
	RCON S480	RCON S481	RCON S482	RCON S483	RCON S484
b. Available-for-sale securities	0	0	0	0	0	9.b.
	RCON S485	RCON S486	RCON S487	RCON S488	RCON S489
c. Trading assets	0	0	0	0	0	9.c
	RCON S490	RCON S491	RCON S492	RCON S493	RCON S494
d. All other on-balance sheet securitization exposures	0	0	0	0	0	9.d
	RCON S495	RCON S496	RCON S497	RCON S498	RCON S499
10. Off-balance sheet securitization exposures	0	0	0	0	0	10.

1.	Simplified Supervisory Formula Approach.
2.

Institutions that have adopted ASU 2016-13 and have reported held-to-maturity securities net of allowances for credit losses in item 9.a, column A, should report as a negative number in item 9.a, column B, those allowances for credit losses eligible for inclusion in tier 2 capital, which excludes allowances for credit losses on purchased credit-deteriorated assets.

06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 73 of 87
RC-57

Schedule RC-R—Continued

Part II—Continued

	(Column A) Totals From Schedule RC	(Column B) Adjustments to Totals Reported in Column A	(Column C)	(Column D)	(Column E)	(Column F)	(Column G)	(Column H)	(Column I)	(Column J)

			Allocation by Risk-Weight Category
			0%	2%	4%	10%	20%	50%	100%	150%
Dollar Amounts in Thousands	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount
11. Total balance sheet assets (1)	RCON 2170	RCON S500	RCON D987	RCON HJ90	RCON HJ91		RCON D988	RCON D989	RCON D990	RCON S503
	42,718,000	6,396,000	21,505,000	0	0		700,000	2,243,000	10,549,000	1,038,000	11.

	(Column K)	(Column L)	(Column M)	(Column N)	(Column O)	(Column P)	(Column Q)	(Column R)

	Allocation by Risk-Weight Category							Application of Other Risk- Weighting Approaches
	250%	300%	400%	600%	625%	937.5%	1250%	Exposure Amount
Dollar Amounts in Thousands	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount
11. Total balance sheet assets (1)	RCON S504	RCON S505	RCON S506	RCON S507			RCON S510	RCON H300
	287,000	0	0	0			0	0	11.

1.	For each of columns A through R of item 11, report the sum of items 1 through 9. For item 11, the sum of columns B through R must equal column A. Item 11, column A, must equal Schedule RC, item 12.

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DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 74 of 87
RC-58

Schedule RC-R—Continued

Part II—Continued

	(Column A) Face, Notional, or Other Amount	CCF (1)		(Column C)	(Column D)	(Column E)	(Column F)	(Column G)	(Column H)	(Column I)	(Column J)

				Allocation by Risk-Weight Category
			(Column B) Credit Equivalent Amount (2)	0%	2%	4%	10%	20%	50%	100%	150%
Dollar Amounts in Thousands	Amount		Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount
Derivatives, Off-Balance Sheet Items, and Other Items Subject to Risk Weighting (Excluding Securitization Exposures) (3)
12. Financial standby letters of credit	RCON D991		RCON D992	RCON D993	RCON HJ92	RCON HJ93		RCON D994	RCON D995	RCON D996	RCON S511
	517,000	1.0	517,000	8,000	0	0		146,000	0	363,000	0	12.
13. Performance standby letters of credit and transaction-related contingent items	RCON D997		RCON D998	RCON D999				RCON G603	RCON G604	RCON G605	RCON S512
	46,000	0.5	23,000	0				1,000	0	22,000	0	13.
14. Commercial and similar letters of credit with an original maturity of one year or less	RCON G606		RCON G607	RCON G608	RCON HJ94	RCON HJ95		RCON G609	RCON G610	RCON G611	RCON S513
	0	0.2	0	0	0	0		0	0	0	0	14.
15. Retained recourse on small business obligations sold with recourse	RCON G612		RCON G613	RCON G614				RCON G615	RCON G616	RCON G617	RCON S514
	0	1.0	0	0				0	0	0	0	15.

1.	Credit conversion factor.
2.	Column A multiplied by credit conversion factor. For each of items 12 through 21, the sum of columns C through J plus column R must equal column B.
3.	All derivatives and off-balance sheet items that are securitization exposures are to be excluded from items 12 through 21 and are to be reported instead in item 10.

06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 75 of 87
RC-59

Schedule RC-R—Continued

Part II—Continued

	(Column A) Face, Notional, or Other Amount	CCF (1)	(Column B) Credit Equivalent Amount (2)	(Column C)	(Column D)	(Column E)	(Column F)	(Column G)	(Column H)	(Column I)	(Column J)

				Allocation by Risk-Weight Category
				0%	2%	4%	10%	20%	50%	100%	150%
Dollar Amounts in Thousands	Amount		Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount
16. Repo-style transactions (3)	RCON S515		RCON S516	RCON S517	RCON S518	RCON S519		RCON S520	RCON S521	RCON S522	RCON S523
	52,000	1.0	52,000	0	0	0		0	0	52,000	0	16.
17. All other off-balance sheet liabilities	RCON G618		RCON G619	RCON G620				RCON G621	RCON G622	RCON G623	RCON S524
	0	1.0	0	0				0	0	0	0	17.
18. Unused commitments (exclude unused commitments to asset-backed commercial paper conduits):
a. Original maturity of one year or less	RCON S525		RCON S526	RCON S527	RCON HJ96	RCON HJ97		RCON S528	RCON S529	RCON S530	RCON S531
	20,000	0.2	4,000	0	0	0		0	0	4,000	0	18.a.
b. Original maturity exceeding one year	RCON G624		RCON G625	RCON G626	RCON HJ98	RCON HJ99		RCON G627	RCON G628	RCON G629	RCON S539
	2,090,000	0.5	1,045,000	88,000	0	0		110,000	67,000	780,000	0	18.b.
19. Unconditionally cancelable commitments	RCON S540		RCON S541
	0	0.0	0									19.
20. Over-the-counter derivatives			RCON S542	RCON S543	RCON HK00	RCON HK01	RCON S544	RCON S545	RCON S546	RCON S547	RCON S548
			2,000	0	0	0	0	2,000	0	0	0	20.
21. Centrally cleared derivatives			RCON S549	RCON S550	RCON S551	RCON S552		RCON S554	RCON S555	RCON S556	RCON S557
			320,000	0	320,000	0		0	0	0	0	21.
22. Unsettled transactions (failed trades) (4)	RCON H191			RCON H193				RCON H194	RCON H195	RCON H196	RCON H197
	0			0				0	0	0	0	22.

1.	Credit conversion factor.
2.	For items 16 through 19, column A multiplied by credit conversion factor.
3.	Includes securities purchased under agreements to resell (reverse repos), securities sold under agreements to repurchase (repos), securities borrowed, and securities lent.
4.	For item 22, the sum of columns C through Q must equal column A.

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DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 76 of 87
RC-60

Schedule RC-R—Continued

Part II—Continued

	(Column O)	(Column P)	(Column Q)	(Column R)	(Column S)

	Allocation by Risk-Weight Category			Application of Other Risk- Weighting Approaches (1)
	625%	937.5%	1250%	Credit Equivalent Amount	Risk-Weighted Asset Amount
Dollar Amounts in Thousands	Amount	Amount	Amount	Amount	Amount
16. Repo-style transactions (2)				RCON H301 0	RCON H302 0	16.
17. All other off-balance sheet liabilities						17.
18. Unused commitments (exclude unused commitments to asset-backed commercial paper conduits):
a. Original maturity of one year or less				RCON H303 0	RCON H304 0	18.a.
b. Original maturity exceeding one year				RCON H307 0	RCON H308 0	18.b.
19. Unconditionally cancelable commitments						19.
20. Over-the-counter derivatives				RCON H309 0	RCON H310 0	20.
21. Centrally cleared derivatives						21.
22. Unsettled transactions (failed trades) (3)	RCON H198 0	RCON H199 0	RCON H200 0			22.

1.	Includes, for example, exposures collateralized by securitization exposures or mutual funds.
2.	Includes securities purchased under agreements to resell (reverse repos), securities sold under agreements to repurchase (repos), securities borrowed, and securities lent.
3.	For item 22, the sum of columns C through Q must equal column A.

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DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 77 of 87
RC-61

Schedule RC-R—Continued

Part II—Continued

	(Column C)	(Column D)	(Column E)	(Column F)	(Column G)	(Column H)	(Column I)	(Column J)

	Allocation by Risk-Weight Category
	0%	2%	4%	10%	20%	50%	100%	150%
Dollar Amounts in Thousands	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount
23. Total assets, derivatives, off-balance sheet items, and other items subject to risk weighting by risk-weight category (for each of columns C through P, sum of items 11 through 22; for column Q, sum of items 10 through 22)	RCON G630 21,601,000	RCON S558 320,000	RCON S559 0	RCON S560 0	RCON G631 959,000	RCON G632 2,310,000	RCON G633 11,770,000	RCON S561 1,038,000	23.
24. Risk-weight factor	X 0%	X 2%	X 4%	X 10%	X 20%	X 50%	X 100%	X 150%	24.
25. Risk-weighted assets by risk-weight category (for each column, item 23 multiplied by item 24)	RCON G634 0	RCON S569 6,000	RCON S570 0	RCON S571 0	RCON G635 192,000	RCON G636 1,155,000	RCON G637 11,770,000	RCON S572 1,557,000	25.

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DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 78 of 87
RC-62

Schedule RC-R—Continued

Part II—Continued

	(Column K)	(Column L)	(Column M)	(Column N)	(Column O)	(Column P)	(Column Q)

	Allocation by Risk-Weight Category
	250%	300%	400%	600%	625%	937.5%	1250%
Dollar Amounts in Thousands	Amount	Amount	Amount	Amount	Amount	Amount	Amount
23. Total assets, derivatives, off-balance sheet items, and other items subject to risk weighting by risk- weight category (for each of columns C through P, sum of items 11 through 22; for column Q, sum of items 10 through 22)	RCON S562 287,000	RCON S563 0	RCON S564 0	RCON S565 0	RCON S566 0	RCON S567 0	RCON S568 0	23.
24. Risk-weight factor	X 250%	X 300%	X 400%	X 600%	X 625%	X 937.5%	X 1250%	24.
25. Risk-weighted assets by risk-weight category (for each column, item 23 multiplied by item 24)	RCON S573 718,000	RCON S574 0	RCON S575 0	RCON S576 0	RCON S577 0	RCON S578 0	RCON S579 0	25.

	Totals
Dollar Amounts in Thousands	RCON	Amount
26. Risk-weighted assets base for purposes of calculating the allowance for loan and lease losses 1.25 percent threshold (1)	S580	15,398,000	26.
27. Standardized market-risk weighted assets (applicable only to banks that are covered by the market risk capital rules)	S581	0	27.
28. Risk-weighted assets before deductions for excess allowance for loan and lease losses and allocated transfer risk reserve (2, 3)	B704	15,398,000	28.
29. LESS: Excess allowance for loan and lease losses (4, 5)	A222	0	29.
30. LESS: Allocated transfer risk reserve	3128	0	30.
31. Total risk-weighted assets (item 28 minus items 29 and 30)	G641	15,398,000	31.

1.

For institutions that have adopted ASU 2016-13, the risk-weighted assets base reported in item 26 is for purposes of calculating the adjusted allowances for credit losses (AACL) 1.25 percent threshold.

2.	Sum of items 2.b through 20, column S; items 9.a, 9.b, 9.c, 9.d, and 10, columns T and U; item 25, columns C through Q; and item 27 (if applicable).
3.

For institutions that have adopted ASU 2016-13, the risk-weighted assets reported in item 28 represents the amount of risk-weighted assets before deductions for excess AACL and allocated transfer risk reserve.

4.	Institutions that have adopted ASU 2016-13 should report the excess AACL.
5.

Institutions that have adopted ASU 2016-13 and have elected to apply the 3-year or the 5-year 2020 CECL transition provision should subtract the applicable portion of the AACL transitional amount or the modified AACL transitional amount, respectively, from the AACL, as defined in the regulatory capital rule, before determining the amount of excess AACL.

06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 79 of 87
RC-63

Schedule RC-R—Continued

Part II—Continued

Memoranda

Dollar Amounts in Thousands	RCON	Amount
1. Current credit exposure across all derivative contracts covered by the regulatory capital rules	G642	214,000	M.1.

	With a remaining maturity of
	(Column A) One year or less		(Column B) Over one year through five years		(Column C) Over five years
Dollar Amounts in Thousands	RCON	Amount	RCON	Amount	RCON	Amount
2. Notional principal amounts of over-the-counter derivative contracts:
a. Interest rate	S582	681,000	S583	462,000	S584	144,000	M.2.a.
b. Foreign exchange rate and gold	S585	0	S586	0	S587	0	M.2.b.
c. Credit (investment grade reference asset)	S588	0	S589	0	S590	0	M.2.c.
d. Credit (non-investment grade reference asset)	S591	0	S592	0	S593	0	M.2.d.
e. Equity	S594	0	S595	0	S596	0	M.2.e.
f. Precious metals (except gold)	S597	0	S598	0	S599	0	M.2.f.
g. Other	S600	0	S601	0	S602	0	M.2.g.
3. Notional principal amounts of centrally cleared derivative contracts:
a. Interest rate	S603	17,493,000	S604	7,992,000	S605	4,392,000	M.3.a.
b. Foreign exchange rate and gold	S606	0	S607	0	S608	0	M.3.b.
c. Credit (investment grade reference asset)	S609	0	S610	0	S611	0	M.3.c.
d. Credit (non-investment grade reference asset)	S612	0	S613	0	S614	0	M.3.d.
e. Equity	S615	0	S616	0	S617	0	M.3.e.
f. Precious metals (except gold)	S618	0	S619	0	S620	0	M.3.f.
g. Other	S621	0	S622	0	S623	0	M.3.g.

Dollar Amounts in Thousands	RCON	Amount
4. Amount of allowances for credit losses on purchased credit-deteriorated assets: (1)
a. Loans and leases held for investment	JJ30	0	M.4.a.
b. Held-to-maturity debt securities	JJ31	0	M.4.b.
c. Other financial assets measured at amortized cost	JJ32	0	M.4.c.

1.	Memorandum items 4.a through 4.c should be completed only by institutions that have adopted ASU 2016-13.

06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 80 of 87
RC-64

Schedule RC-S—Servicing, Securitization, and Asset Sale Activities

	(Column A) 1–4 Family Residential Loans		(Column B to Column F) Not applicable		(Column G) All Other Loans, All Leases, and All Other Assets
Dollar Amounts in Thousands	RCON	Amount	RCON	Amount	RCON	Amount
Bank Securitization Activities
1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller-provided credit enhancements	B705	0			B711	0	1.
2. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to structures reported in item 1	HU09	0			HU15	0	2.
3. Not applicable
4. Past due loan amounts included in item 1:
a. 30–89 days past due	B733	0			B739	0	4.a.
b. 90 days or more past due	B740	0			B746	0	4.b.
5. Charge-offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller-provided credit enhancements (calendar year-to-date):	RIAD				RIAD
a. Charge-offs	B747	0			B753	0	5.a.
b. Recoveries	B754	0			B760	0	5.b.
Item 6 is to be completed by banks with $10 billion or more in total assets. (1)
6. Total amount of ownership (or seller’s) interest carried as securities or loans					RCON HU19	0	6.
7. and 8. Not applicable
For Securitization Facilities Sponsored By or Otherwise Established By Other Institutions
9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions’ securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements	RCON B776	0			B782	0	9.
Item 10 is to be completed by banks with $10 billion or more in total assets (1)
10. Reporting bank’s unused commitments to provide liquidity to other institutions’ securitization structures	B783	0			B789	0	10.
Bank Asset Sales
11. Assets sold with recourse or other seller-provided credit enhancements and not securitized by the reporting bank	B790	0			B796	0	11.
12. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to assets reported in item 11	B797	0			B803	0	12.

1.	The $10 billion asset-size test is based on the total assets reported on the June 30, 2021, Report of Condition.

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DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 81 of 87
RC-65

Schedule RC-S—Continued

Memoranda

Dollar Amounts in Thousands	RCON	Amount
1. Not applicable
2. Outstanding principal balance of assets serviced for others (includes participations serviced for others):
a. Closed-end 1–4 family residential mortgages serviced with recourse or other servicer-provided credit enhancement	B804	0	M.2.a.
b. Closed-end 1–4 family residential mortgages serviced with no recourse or other servicer-provided credit enhancement	B805	0	M.2.b.
c. Other financial assets (includes home equity lines) (1)	A591	0	M.2.c.
d. 1–4 family residential mortgages serviced for others that are in process of foreclosure at quarter-end (includes closed-end and open-end loans)	F699	0	M.2.d.
Memorandum item 3 is to be completed by banks with $10 billion or more in total assets. (2)
3. Asset-backed commercial paper conduits:
a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:
(1) Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company	B806	0	M.3.a.	(1)
(2) Conduits sponsored by other unrelated institutions	B807	0	M.3.a.	(2)
b. Unused commitments to provide liquidity to conduit structures:
(1) Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company	B808	0	M.3.b.	(1)
(2) Conduits sponsored by other unrelated institutions	B809	0	M.3.b.	(2)
4. Outstanding credit card fees and finance charges included in Schedule RC-S, item 1, column G (2), (3)	C407	0	M.4.

1.	Memorandum item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than $10 million.
2.	The $10 billion asset-size test is based on the total assets reported on the June 30, 2021, Report of Condition.
3.

Memorandum item 4 is to be completed by banks with $10 billion or more in total assets that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 82 of 87
RC-66

Schedule RC-T—Fiduciary and Related Services

	RCON	Yes	No
1. Does the institution have fiduciary powers? (If “NO,” do not complete Schedule RC-T.)	A345	x	1.
2. Does the institution exercise the fiduciary powers it has been granted?	A346	x	2.
3. Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report in this schedule? (If “NO,” do not complete the rest of Schedule RC-T.)	B867	x	3.

If the answer to item 3 is “YES,” complete the applicable items of Schedule RC-T, as follows:

Institutions with total fiduciary assets (item 10, sum of columns A and B) greater than $250 million (as of the preceding December 31 report date) or with gross fiduciary and related services income greater than 10 percent of revenue (net interest income plus noninterest income) for the preceding calendar year must complete:

•	Items 4 through 22 and Memorandum item 3 quarterly,

•	Items 23 through 26 annually with the December report, and

•	Memorandum items 1, 2, and 4 annually with the December report.

Institutions with total fiduciary assets (item 10, sum of columns A and B) less than or equal to $250 million (as of the preceding December 31 report date) that do not meet the fiduciary income test for quarterly reporting must complete:

•	Items 4 through 13 annually with the December report, and

•	Memorandum items 1 through 3 annually with the December report.

•	Institutions with total fiduciary assets greater than $100 million but less than or equal to $250 million (as of the preceding

December 31 report date) that do not meet the fiduciary income test for quarterly reporting must also complete Memorandum item 4 annually with the December report.

	(Column A) Managed Assets	(Column B) Non-Managed Assets	(Column C) Number of Managed Accounts	(Column D) Number of Non-Managed Accounts
Dollar Amounts in Thousands	Amount	Amount	Number	Number
Fiduciary and Related Assets	RCON B868	RCON B869	RCON B870	RCON B871
4. Personal trust and agency accounts	0	4,000	2	2	4.
5. Employee benefit and retirement-related trust and agency accounts:
a. Employee benefit—defined contribution	RCON B872 2,000	RCON B873 0	RCON B874 2	RCON B875 0	5.a.
b. Employee benefit—defined benefit	RCON B876 12,000	RCON B877 0	RCON B878 3	RCON B879 0	5.b.
c. Other employee benefit and retirement-related accounts	RCON B880 116,000	RCON B881 0	RCON B882 150	RCON B883 1	5.c.
6. Corporate trust and agency accounts	RCON B884 0	RCON B885 103,502,000	RCON C001 0	RCON C002 64,041	6.
7. Investment management and investment advisory agency accounts	RCON B886 14,824,000	RCON J253 112,000	RCON B888 3,031	RCON J254 18	7.
8. Foundation and endowment trust and agency accounts	RCON J255 662,000	RCON J256 11,000	RCON J257 45	RCON J258 4	8.
9. Other fiduciary accounts	RCON B890 0	RCON B891 0	RCON B892 0	RCON B893 0	9.
10. Total fiduciary accounts (sum of items 4 through 9)	RCON B894 15,616,000	RCON B895 103,629,000	RCON B896 3,233	RCON B897 64,066	10.

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DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 83 of 87
RC-67

Schedule RC-T—Continued

	(Column A) Managed Assets	(Column B) Non-Managed Assets	(Column C) Number of Managed Accounts	(Column D) Number of Non-Managed Accounts
Dollar Amounts in Thousands	Amount	Amount	Number	Number
		RCON B898		RCON B899
11. Custody and safekeeping accounts		27,737,000		3,753	11.
12. Not applicable
13. Individual Retirement Accounts, Health Savings Accounts, and other similar accounts (included in items 5.c and 11)	RCON J259 112,000	RCON J260 441,000	RCON J261 148	RCON J262 580	13.

Dollar Amounts in Thousands			RIAD	Amount
Fiduciary and Related Services Income
14. Personal trust and agency accounts			B904	8,000	14.
15. Employee benefit and retirement-related trust and agency accounts:
a. Employee benefit—defined contribution			B905	0	15.a.
b. Employee benefit—defined benefit			B906	0	15.b.
c. Other employee benefit and retirement-related accounts			B907	0	15.c.
16. Corporate trust and agency accounts			A479	60,000	16.
17. Investment management and investment advisory agency accounts			J315	0	17.
18. Foundation and endowment trust and agency accounts			J316	0	18.
19. Other fiduciary accounts			A480	0	19.
20. Custody and safekeeping accounts			B909	1,000	20.
21. Other fiduciary and related services income			B910	0	21.
22. Total gross fiduciary and related services income (sum of items 14 through 21) (must equal Schedule RI, item 5.a)			4070	69,000	22.
23. Less: Expenses			C058	NA	23.
24. Less: Net losses from fiduciary and related services			A488	NA	24.
25. Plus: Intracompany income credits for fiduciary and related services			B911	NA	25.
26. Net fiduciary and related services income			A491	NA	26.

Memoranda

	(Column A) Personal Trust and Agency and Investment Management Agency Accounts		(Column B) Employee Benefit and Retirement-Related Trust and Agency Accounts		(Column C) All Other Accounts
Dollar Amounts in Thousands	RCON	Amount	RCON	Amount	RCON	Amount
1. Managed assets held in fiduciary accounts:
a. Noninterest-bearing deposits	J263	NA	J264	NA	J265	NA	M.1.a.
b. Interest-bearing deposits	J266	NA	J267	NA	J268	NA	M.1.b.
c. U.S. Treasury and U.S. Government agency obligations	J269	NA	J270	NA	J271	NA	M.1.c.
d. State, county, and municipal obligations	J272	NA	J273	NA	J274	NA	M.1.d.
e. Money market mutual funds	J275	NA	J276	NA	J277	NA	M.1.e.
f. Equity mutual funds	J278	NA	J279	NA	J280	NA	M.1.f.
g. Other mutual funds	J281	NA	J282	NA	J283	NA	M.1.g.
h. Common trust funds and collective investment funds	J284	NA	J285	NA	J286	NA	M.1.h.
i. Other short-term obligations	J287	NA	J288	NA	J289	NA	M.1.i.
j. Other notes and bonds	J290	NA	J291	NA	J292	NA	M.1.j.
k. Investments in unregistered funds and private equity investments	J293	NA	J294	NA	J295	NA	M.1.k.

06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 84 of 87
RC-68

Schedule RC-T—Continued

Memoranda—Continued

	(Column A) Personal Trust and Agency and Investment Management Agency Accounts		(Column B) Employee Benefit and Retirement-Related Trust and Agency Accounts		(Column C) All Other Accounts
Dollar Amounts in Thousands	RCON	Amount	RCON	Amount	RCON	Amount
1. l. Other common and preferred stocks	J296	NA	J297	NA	J298	NA	M.1.l.
m. Real estate mortgages	J299	NA	J300	NA	J301	NA	M.1.m.
n. Real estate	J302	NA	J303	NA	J304	NA	M.1.n.
o. Miscellaneous assets	J305	NA	J306	NA	J307	NA	M.1.o.
p. Total managed assets held in fiduciary accounts (for each column, sum of Memorandum items 1.a through 1.o)	J308	NA	J309	NA	J310	NA	M.1.p.

	(Column A) Managed Assets		(Column B) Number of Managed Accounts
Dollar Amounts in Thousands	RCON	Amount	RCON	Number
1. q. Investments of managed fiduciary accounts in advised or sponsored mutual funds	J311	NA	J312	NA	M.1.q.

	(Column A) Number of Issues		(Column B) Principal Amount Outstanding
Dollar Amounts in Thousands	RCON	Number	Amount
2. Corporate trust and agency accounts:			RCON B928
a. Corporate and municipal trusteeships	B927	NA	NA	M.2.a.
RCON J314
(1) Issues reported in Memorandum item 2.a that are in default	J313	NA	NA	M.2.a.(1)
b. Transfer agent, registrar, paying agent, and other corporate agency	B929	NA		M.2.b.

Memorandum items 3.a through 3.h are to be completed by banks with collective investment funds and common trust funds with a total market value of $1 billion or more as of the preceding December 31 report date.

Memorandum item 3.h only is to be completed by banks with collective investment funds and common trust funds with a total market value of less than $1 billion as of the preceding December 31 report date.

	(Column A) Number of Funds		(Column B) Market Value of Fund Assets
Dollar Amounts in Thousands	RCON	Number	RCON	Amount
3. Collective investment funds and common trust funds
a. Domestic equity	B931	3	B932	552,000	M.3.a.
b. International/Global equity	B933	1	B934	214,000	M.3.b.
c. Stock/Bond blend	B935	0	B936	0	M.3.c.
d. Taxable bond	B937	1	B938	119,000	M.3.d.
e. Municipal bond	B939	1	B940	269,000	M.3.e.
f. Short-term investments/Money market	B941	0	B942	0	M.3.f.
g. Specialty/Other	B943	0	B944	0	M.3.g.
h. Total collective investment funds (sum of Memorandum items 3.a through 3.g)	B945	6	B946	1,154,000	M.3.h.

06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 85 of 87
RC-69

Schedule RC-T—Continued

Memoranda—Continued

	(Column A) Gross Losses Managed Accounts		(Column B) Gross Losses Non-Managed Accounts		(Column C) Recoveries
Dollar Amounts in Thousands	RIAD	Amount	RIAD	Amount	RIAD	Amount
4. Fiduciary settlements, surcharges, and other losses:
a. Personal trust and agency accounts	B947	NA	B948	NA	B949	NA	M.4.a.
b. Employee benefit and retirement-related trust and agency accounts	B950	NA	B951	NA	B952	NA	M.4.b.
c. Investment management and investment advisory agency accounts	B953	NA	B954	NA	B955	NA	M.4.c.
d. Other fiduciary accounts and related services	B956	NA	B957	NA	B958	NA	M.4.d.
e. Total fiduciary settlements, surcharges, and other losses (sum of Memorandum items 4.a through 4.d) (sum of columns A and B minus column C must equal Schedule RC-T, item 24)	B959	NA	B960	NA	B961	NA	M.4.e.

Person to whom questions about Schedule RC-T—Fiduciary and Related Services should be directed:

Scott.Iacono@db.com
Name and Title (TEXT B962)

Scott.Iacono@db.com
E-mail Address (TEXT B926)

212-250-8948
Area Code / Phone Number / Extension (TEXT B963)

212-797-0541
Area Code / FAX Number (TEXT B964)

06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 86 of 87
RC-70

Schedule RC-V—Variable Interest Entities (1)

	(Column A) Securitization Vehicles		(Column B) Other VIEs
Dollar Amounts in Thousands	RCON	Amount	RCON	Amount
1. Assets of consolidated variable interest entities (VIEs) that can be used only to settle obligations of the consolidated VIEs:
a. Cash and balances due from depository institutions	J981	0	JF84	0	1.a.
b. Securities not held for trading	HU20	0	HU21	0	1.b.
c. Loans and leases held for investment, net of allowance, and held for sale	HU22	0	HU23	0	1.c.
d. Other real estate owned	K009	0	JF89	0	1.d.
e. Other assets	JF91	0	JF90	0	1.e.
2. Liabilities of consolidated VIEs for which creditors do not have recourse to the general credit of the reporting bank:
a. Other borrowed money	JF92	0	JF85	0	2.a.
b. Other liabilities	JF93	0	JF86	0	2.b.
3. All other assets of consolidated VIEs (not included in items 1.a through 1.e above)	K030	0	JF87	0	3.
4. All other liabilities of consolidated VIEs (not included in items 2.a and 2.b above)	K033	0	JF88	0	4.

Dollar Amounts in Thousands	RCON	Amount
5. Total assets of asset-backed commercial paper (ABCP) conduit VIEs	JF77	0	5.
6. Total liabilities of ABCP conduit VIEs	JF78	0	6.

1.	Institutions that have adopted ASU 2016-13 should report assets net of any applicable allowance for credit losses.

06/2012

DEUTSCHE BANK TRUST COMPANY AMERICAS
00623
New York, NY 10019

FFIEC 041
Page 87 of 87
RC-71

Optional Narrative Statement Concerning the Amounts

Reported in the Consolidated Reports of Condition and Income

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Consolidated Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Consolidated Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in Schedule RI-E, item 2.g; Schedule RC-C, Part I, Memorandum items 17.a and 17.b; Schedule RC-O, Memorandum items 6 through 9, 14, 15, and 18; and Schedule RC-P, items 7.a and 7.b, is regarded as confidential and will not be made available to the public on an individual institution basis. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IDENTIFIED ABOVE, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the “No comment” box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as “No statement,” “Not applicable,” “N/A,” “No comment,” and “None.”

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed

750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank’s statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement’s accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Consolidated Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

	RCON	Yes	No
Comments?	6979		x

BANK MANAGEMENT STATEMENT (please type or print clearly; 750 character limit):

(TEXT 6980)

06/2012